UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-12

FLOTEK INDUSTRIES, INC.

(Name of Registrant as Specified in Its Charter)

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FLOTEK INDUSTRIES, INC.

10603 W. Sam Houston Pkwy N., Suite 300

Houston, Texas 77064

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 16, 2014

To the Stockholders of Flotek Industries, Inc.:

At the direction of the Board of Directors of Flotek Industries, Inc. (“Flotek” or the “Company”), a Delaware corporation, NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of the Company will be held at the Flotek Corporate Office, 10603 W. Sam Houston Pkwy N., Suite 300, Houston, Texas 77064, on Friday, May 16, 2014, at 2:00 p.m. (local time), for the purpose of considering and voting upon the following matters:

1.

The election of seven directors to serve until the next annual meeting of stockholders of the Company or until their successors are duly elected and qualified, or until their earlier resignation or removal.

2.	The approval of the Flotek Industries, Inc. 2014 Long-Term Incentive Plan.

3.	The approval of a non-binding advisory vote on executive compensation.

4.	The ratification of the selection of the independent registered public accounting firm for the year ending December 31, 2014.

5.	Any other business which may be properly brought before the meeting or any adjournment thereof.

By order of the Board of Directors

Casey Doherty

Corporate Secretary

April 18, 2014

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE. AN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE.

i

FLOTEK INDUSTRIES, INC.

10603 W. Sam Houston Pkwy N., Suite 300

Houston, Texas 77064

PROXY STATEMENT

This Proxy Statement and the accompanying form of proxy are being sent to the stockholders of Flotek Industries, Inc. (the “Company”), a Delaware corporation, in connection with the solicitation by the Board of Directors of the Company (the “Board”) of proxies to be voted at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at 2:00 p.m. (local time) on Friday, May 16, 2014, at the corporate offices of the Company at 10603 W. Sam Houston Pkwy N., Suite 300, Houston, Texas 77064 and at any adjournment thereof.

The Notice of Meeting, this Proxy Statement and the accompanying form of proxy are first being mailed to the stockholders on or about April 18, 2014. The 2013 Annual Report of the Company has been furnished to the stockholders with this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 16, 2014. The proxy statement and annual report to security holders are available at www.flotekind.com/proxymaterials.

You may obtain directions to attend the Meeting and vote in person by contacting our investor relations department at (713) 849-9911.

At the Meeting, stockholders will be asked (i) to consider and vote upon the election of seven nominees to serve on the Board; (ii) to consider and vote upon the Flotek Industries, Inc. 2014 Long-Term Incentive Plan; (iii) to consider and provide an advisory vote on our executive compensation; (iv) to consider and vote upon the ratification of the selection of the independent registered public accounting firm; and (v) to consider and take action upon such other matters as may properly come before the Meeting.

VOTING SECURITIES

The Board has fixed the close of business on March 27, 2014, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. At the close of business on such date, there were outstanding and entitled to vote 53,671,130 shares of common stock, $0.0001 par value per share (“Common Stock”) of the Company, which is the Company’s only authorized and outstanding class of stock entitled to vote at the Meeting.

Holders of at least one-third of the outstanding shares of Common Stock are required to be represented at the Meeting, in person or by proxy, to constitute a quorum. Abstentions and broker non-votes represented by submitted proxies will be included in the calculation of the number of the shares present at the Meeting for the purposes of determining a quorum. “Broker non-votes” means shares held of record by a broker that are not voted on a matter because the broker has not received voting instructions from the beneficial owner of the shares and either lacks or declines to exercise the authority to vote the shares in its discretion.

Each outstanding share of Common Stock as of the record date is entitled to one vote. There will be no cumulative voting of shares for any matter voted upon at the Meeting.

Proposal 1 – Directors are elected by a plurality of the votes cast at the Meeting, and the seven nominees who receive the most votes will be elected. Under New York Stock Exchange (“NYSE”) rules, your brokerage firm or other nominee may not vote your shares with respect to Proposal 1 without specific instructions from you as to how to vote with respect to the election of each of the seven nominees for director, because the election of directors is not considered a “routine” matter under the NYSE rules. Abstentions and broker non-votes represented by submitted proxies will not be taken into account in determining the outcome of the election of directors.

Proposal 2 – To be approved, the proposal to adopt the Company’s 2014 Long-Term Incentive Plan must receive an affirmative vote of a majority of the total votes cast with respect to this proposal at the Meeting. This means that the votes that our stockholders cast “FOR” this proposal must exceed the votes that our stockholders cast “AGAINST” this proposal at the Meeting. Proposal 2 is considered a “non-routine” matter under the NYSE rules and, therefore, brokerage firms and nominees that are members of the NYSE do not have the authority under those rules to vote their customers’ unvoted shares on Proposal 2 if their customers have not furnished voting instructions within a specified period of time prior to the Meeting. Accordingly, broker non-votes represented by submitted proxies will not be taken into account in determining the outcome of this proposal; abstentions will be counted as a vote against this proposal.

Proposal 3 – The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required for the advisory approval of the Company’s executive compensation. In determining whether the proposal has received the requisite number of affirmative votes, abstentions will not be counted and will have the same effect as a vote against the proposal. Broker non-votes will have no effect for the purpose of determining whether the proposal has been approved. This proposal is advisory in nature, which means that it is not binding on the Board or the Compensation Committee. However, the Board and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Proposal 4 – To be approved, the proposal regarding ratification of the selection of our independent registered public accounting firm must receive an affirmative vote of a majority of the total votes cast with respect to this proposal at the Meeting. This means that the votes that our stockholders cast “FOR” this proposal must exceed the votes that our stockholders cast “AGAINST” this proposal at the Meeting. However, your vote will not be binding on the Board or the Company. Proposal 4 is considered a “routine” matter under the NYSE rules and, therefore, brokerage firms and nominees that are members of the NYSE have the authority under those rules to vote their customers’ unvoted shares on Proposal 4 if their customers have not furnished voting instructions within a specified period of time prior to the Meeting. Accordingly, broker non-votes represented by submitted proxies will be taken into account in determining the outcome of this proposal; abstentions will be counted as a vote against this proposal.

If the enclosed form of proxy is properly executed and returned to the Company prior to or at the Meeting and is not revoked prior to its exercise, all shares of Common Stock represented thereby will be voted at the Meeting and, where instructions have been given by a stockholder, will be voted in accordance with such instructions.

Any stockholder executing a proxy which is solicited hereby has the power to revoke it prior to its exercise. Revocation may be made by attending the Meeting and voting the shares of Common Stock in person or by delivering to the Secretary of the Company at the principal executive offices of the Company located at 10603 W. Sam Houston Pkwy N., Suite 300, Houston, Texas 77064, prior to exercise of the Proxy, a written notice of revocation or a later-dated, properly executed proxy.

The solicitation of proxies will be by mail, but proxies also may be solicited by telephone, telegram or in person by directors, officers and other employees of the Company. The Company will bear all costs of soliciting proxies. In order to solicit proxies, the Company will also request financial institutions, brokerage houses, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock as of the record date and will reimburse such persons for their reasonable expenses of forwarding the proxy materials in accordance with customary practice.

PROPOSAL 1: ELECTION OF DIRECTORS

Board of Directors

The members of the Board serve one-year terms. Directors are elected by a plurality of the votes cast. Abstentions and broker non-votes will be disregarded and have no effect on the outcome of the election of directors.

Recommendation; Proxies

The Board recommends a vote “FOR” each of the nominees named below. The persons named in the enclosed proxy card will vote all shares over which they have discretionary authority “FOR” the election of the nominees named below. Although our Board does not anticipate that any of the nominees will be unable to serve, if such a situation should arise prior to the Meeting, the appointed persons will use their discretionary authority pursuant to the proxy and vote in accordance with their best judgment.

Number of Directors

The Board has nominated seven directors for election to the Board at the Meeting.

The Board believes that it is necessary for each of the Company’s directors to possess many qualities and skills that enable them to understand the complexities of the Company’s business and effectively guide the management and direction of the Company. When searching for new candidates, the Corporate Governance and Nominating Committee considers the evolving needs of the Board and searches for candidates that fill current or anticipated future vacancies.

The Board also believes that all directors must possess a considerable amount of business management and educational experience. The Corporate Governance and Nominating Committee first considers a candidate’s management experience and then considers issues of judgment, background, stature, conflicts of interest, integrity, ethics and commitment to the goal of maximizing stockholder value when considering director candidates. The Corporate Governance and Nominating Committee also focuses on issues of diversity, such as diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills. The Corporate Governance and Nominating Committee does not have a formal policy with respect to diversity; however, the Board and the Corporate Governance and Nominating Committee believe that it is essential that the Board members represent diverse viewpoints. In considering candidates for the Board, the Corporate Governance and Nominating Committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board are also considered.

All of our directors bring to our Board a wealth of executive leadership experience derived from their service as executives and, in most cases, chief executive officers of large corporations. They also bring extensive board of director experience. Certain individual qualifications and skills of our directors that contribute to the Board’s effectiveness as a whole are described in the following paragraphs.

Nominees

The following sets forth information regarding each nominee. Each nominee has consented to be named in this proxy statement and to serve as a director, if elected.

Name: John W. Chisholm

Age: 59

Director Since: 1999

Principal Occupation: Mr. Chisholm was appointed Chief Executive Officer in March 2012 and has served as Flotek’s President since August 2010, and previously served as Flotek’s Interim President from August 2009 through August 2010. Mr. Chisholm has been a Director since November 1999, and has acted as Chairman of the Board since July 2010.

Mr. Chisholm founded Wellogix, Inc., a software development firm for the oil and gas industry that streamlines workflow, improves collaboration, expedites the inter-company exchange of enterprise data and communicates complex engineered services. Mr. Chisholm also co-founded and served as President of ProTechnics, a service company dedicated to providing state-of-the-art completion diagnostic services to the energy industry, from 1985 until its sale to Core Laboratories in December of 1996. After leaving Core Laboratories as Senior Vice President of Global Sales and Marketing in 1998, he started Chisholm Energy Partners, an investment fund targeting mid-size energy service companies. Mr. Chisholm has served on the board of directors of NGSG, Inc., a NYSE company specializing in compression technology for the oil and gas industry, since December 2006. He serves on both the Compensation and Governance Committees of NGSG, Inc. Mr. Chisholm has also been selected to be on the editorial advisory board of Middle East Technology by the Oil and Gas Journal. Mr. Chisholm holds a Business Administration degree from Fort Lewis College. Mr. Chisholm’s experience related to two start up companies brings operating and financial expertise to the Board as well as innovative views of leadership.

Name: L. Melvin Cooper

Age: 60

Director Since: 2010

Principal Occupation: Mr. Cooper has been a Director, a member of the Audit Committee and a member of the Corporate Governance and Nominating Committee since October 2010, and has been a member of the Compensation Committee since 2011. Currently, Mr. Cooper serves as the Senior Vice President and Chief Financial Officer of Forbes Energy Services Ltd. (NASDAQ Global Market: FES), a public company in the energy services industry. Prior to joining Forbes in 2007, Mr. Cooper served as the Senior Vice President and Chief Financial Officer of Cude Oilfield Contractors, Inc., beginning in 2007. From 2004 to 2007, Mr. Cooper served as President of SpectraSource Corporation, a supplier of products and services to the new home building industry. From 2000 to 2004, Mr. Cooper served as President of Cerqa, the supply chain management division of Nationwide Graphics, Inc., a national printing and supply chain management company where Mr. Cooper formerly served as Senior Vice President and Chief Financial Officer. Mr. Cooper has also served as President or CFO of various companies involved in telecommunications, nutritional supplements, water purification, scrap metal, drilling fluids, and natural gas marketing. Mr. Cooper is a member of the Board of Directors and is the Audit Committee Chairman for Par Petroleum Corporation, where he has served since August 2012. In 2011, Mr. Cooper received the Board Leadership Fellow designation from the National Association of Corporate Directors (“NACD”) where he is also a member of the Board of Directors of the NACD Houston area Tri-City Chapter. Mr. Cooper earned a degree in accounting from Texas A&M University-Kingsville (formerly Texas A&I) in 1975. Mr. Cooper has been a Certified Public Accountant since May 2007. Mr. Cooper’s extensive experience in the energy industry as well as his financial background brings significant additional operating, financial and management experience to the Board.

Name: Kenneth T. Hern

Age: 76

Director Since: 2009

Principal Occupation: Mr. Hern has been a Director, a member of the Compensation Committee, a member of the Audit Committee and the Chairman of the Corporate Governance and Nominating Committee since November 2009. Furthermore, Mr. Hern has served as the Lead Director of the Board since January 2011. Mr. Hern has been a member of the Board of Directors of Armada Oil and Gas, Inc. and the chairman of its Governance Committee since its combination with Mesa Energy Holdings, Inc. in March of 2013. Prior to this combination, Mr. Hern was a member of the Board of Directors of Mesa

Energy Holdings, Inc. since February, 2010. Mr. Hern served as the Chairman and CEO of Nova Biosource Fuels, Inc. (“Nova”), an energy company that refined and marketed ASTM standard biodiesel and related co-products through the deployment of proprietary, patented process technology which enabled broader range use of lower cost feedstock from March 2006 until April 2010. Nova filed for financial reorganization under Chapter 11 of the United States Bankruptcy Code in March 2009. Upon the sale of substantially all of Nova’s assets under Chapter 11 of the U.S. Bankruptcy Code, the case was resolved by a controlled and structured dismissal ordered by the Delaware Bankruptcy Court in April 2009. Mr. Hern retired from Texaco, Inc. (“Texaco”) in 1994 after 25 years of service. During his tenure with Texaco, Mr. Hern served as President of Texaco Brazil, President of Texaco Saudi Inc., and Vice Chairman and Managing Director of Texaco Nigeria Limited. Mr. Hern’s experience as a public company Chairman and CEO as well as his associated management skills attributable to the aforementioned positions contribute positively to the effectiveness of the Board.

Name: L.V. “Bud” McGuire

Age: 71

Director Since: 2010

Principal Occupation: Mr. McGuire has been a Director since August 2010, and a member of the Compensation Committee and a member of the Corporate Governance and Nominating Committee since October 2010. Mr. McGuire has served as the Chairman of the Compensation Committee since December 2010. Mr. McGuire is a co-founder of Alpha Petroleum Services, a provider of management-related consulting services to the energy industry. Prior to co-founding Alpha Petroleum Services, Mr. McGuire served as a director of the board and Senior Vice President of Mariner Energy Inc. from 1998 to 2001. Prior to joining Mariner Energy, from 1997 to 1998, Mr. McGuire served as the Vice President-Operations for Enron Oil & Gas International, Inc. Mr. McGuire served, from 1991 to 1996, as the Senior Vice President responsible for worldwide production operations of the Kerr-McGee Corporation (“Kerr-McGee”). Prior to his position with Kerr-McGee, from 1981 to 1991, Mr. McGuire served as Vice President of Operations and as Vice-President of Production for Hamilton Brothers Oil & Gas Ltd. Mr. McGuire began his career with Conoco in 1966. Mr. McGuire received a Bachelor of Science degree in Industrial Engineering from LeTourneau University and has served on the Board of Trustees of LeTourneau University since 2002. Mr. McGuire’s extensive experience in the energy industry as well as his experience in founding a successful company brings significant additional operating and management experience to the Board.

Name: John S. Reiland

Age: 64

Director Since: 2009

Principal Occupation: Mr. Reiland has been a Director, a member of the Compensation Committee, a member of the Corporate Governance and Nominating Committee and Chairman of the Audit Committee since November 2009. Mr. Reiland is a Certified Public Accountant, and has served as the Chief Financial Officer of The Kabbalah Centre since October 2011. Mr. Reiland served as the Chief Financial Officer of SingerLewak, LLP, from January 2008 until August 2011, an accounting services firm headquartered in Los Angeles, California. Mr. Reiland has significant experience in corporate leadership and financing alternatives attributable to his prior roles as Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer for a myriad of companies in the telecommunications, computer software, and retail industries. Mr. Reiland also brings significant turnaround and restructurings experience. In particular, Mr. Reiland served as the Chief Financial Officer of Starvox Communications (“Starvox”), a telecommunications company, of Ronco Corporation (“Ronco”), a housewares manufacturer and housewares marketing company and of US Dataworks, Inc. (“Dataworks”), a computer software firm. Mr. Reiland served as Chief Financial Officer for Starvox from August 2007 until its Chapter 7 liquidation filing; Chief Executive Officer and Chief Restructuring Officer of Ronco, from 2006 to 2007, during Ronco’s United States Bankruptcy Chapter 11 financial restructuring; and Chief Financial Officer of Dataworks from 2003 until 2006. Mr. Reiland served on the board of directors of both Ronco and Dataworks. From July 2007 until October 2009, Mr. Reiland served as a director of the board and Chairman of the Audit Committee for Nova Biosource Fuels, Inc. (“Nova”). Nova and certain affiliated entities filed for Chapter 11 financial restructuring under the United States Bankruptcy Code in March 2009. Mr. Reiland also served as Chief Financial Officer of NEON Systems, Inc., (“NEON”), a computer software company, from 1996 until 2000, and was instrumental in spearheading NEON’s initial public offering (“IPO”) in 1999. Mr. Reiland is a member of the AICPA and is certified in financial forensics. Mr. Reiland’s education and extensive experience as a financial expert qualifies him to serve in his current role as Chairman of the Audit Committee.

Name: Carla S. Hardy

Age: 48

Director Since: 2013

Ms. Hardy joined the Board as a Director, a member of the Corporate Governance and Nominating Committee and a member of the Compensation Committee in May 2013. Ms. Hardy, a member of the founding family of Florida Chemical Company, Inc., served as Chairman of the Board of Florida Chemical Company, Inc. Founded by Ms. Hardy’s father more than 70 years ago, Florida Chemical — now a wholly-owned subsidiary of Flotek—is the largest processor of citrus oils in the world, producing citrus terpines, including d-Limonene, and Flavor and Fragrance compounds. Ms. Hardy’s active participation as a shareholder and board chairman of Florida Chemical from 2006 until 2013 reflects her strong interest in the industry and markets served by Florida Chemical. Ms. Hardy has been a champion for the renewable and sustainable value of citrus oils in their many commercial applications. While serving as Chair of Florida Chemical, Ms. Hardy was a leader in the evolution of the company from a family-run business to an international specialty citrus-focused chemical company with a professional and collaborative governance structure. Ms. Hardy was instrumental in the merger of Florida Chemical into Flotek, creating the leading international bio-based specialty chemical company focused on renewable and sustainable chemistry for applications across multiple industries, including energy, industrials and consumer products. A graduate of University of Central Florida, Hardy, her husband and three children reside in Orlando and are active members of the Central Florida community. Hardy is a volunteer with Grace Medical Home Inc., a not-for-profit medical practice serving working uninsured individuals in Orange County, Florida, as well as a long standing volunteer working with teenagers at First Presbyterian Church Orlando.

Name: Ted D. Brown

Age: 58

Director Since: 2013

Mr. Brown joined the Board as a Director in November 2013 and became a member of the Corporate Governance and Nominating Committee in January 2014. Mr. Brown is Senior Vice President and Advisor to the CEO and President of Noble Energy, Inc. (NYSE: NBL). Mr. Brown joined Noble Energy in 2005 in Noble Energy’s merger with Patina Oil and Gas. A lifelong oilman, he joined Amoco Production Company upon completion of his degree in mechanical engineering from the University of Wyoming. He has also worked in various capacities for Union Pacific Resources, Barrett Resources and Williams Companies. Under Mr. Brown’s leadership, Noble Energy has nearly tripled its production in Northern Colorado in the past nine years while drilling more than 3,300 new wells. During Mr. Brown’s tenure, Noble Energy now has the distinction of being the largest oil producer in Colorado. Mr. Brown participates in numerous industry activities including serving on the Executive Committee of the Colorado Oil & Gas Association and the Board of the Western Energy Alliance where he has served as the organization’s Colorado Vice President. He is also Chairman of Coloradans for Responsible Energy Development and a Board member of Colorado Concern. In recognition of Mr. Brown’s service to both the industry and his community, he was recently named the Western Energy Alliance 2013 Wildcatter of the Year, one of the highest honors available to oil and gas professionals.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of Common Stock as of March 27, 2014, by (i) each of our directors (including each nominee), (ii) each named executive officer set forth in the Summary Compensation Table, (iii) all of our directors and executive officers as a group, and (iv) each other person known by us to be a beneficial owner of more than 5% of our outstanding Common Stock.

Name	Shares Owned (a)	Right to Acquire (b)	Total Shares	Percent of Class (c)
Named Executive Officers and Directors
John W. Chisholm	461,361	1,147,000	1,608,361	3.00%
Steven A. Reeves (d)	299,630	207,724	507,354	*
M. Kevin Fisher	194,860	—	194,860	*
Johnna Kokenge (e)	261,645	—	261,645	*
H. Richard Walton	82,053	—	82,053	*
Joshua A. Snively, Sr.	292,700	—	292,700	*

L. Melvin Cooper	50,401	37,618	88,019	*
Kenneth T. Hern	43,912	40,894	84,806	*
L.V. McGuire	61,248	40,894	102,142	*
John S. Reiland	21,686	40,894	62,580	*
Carla Schulz Hardy	742,974	—	742,974	1.38%
Ted D. Brown	5,859	—	5,859	*

All current directors & executive officers as a group (12 total)	2,518,329	1,515,024	4,033,353	7.51%

Other 5% Holders
T. Rowe Price Associates, Inc. (f)	2,897,462	—	2,897,462	5.40%
Gates Capital Management, Inc. (g)	5,518,441	—	5,518,441	10.28%
BlackRock, Inc. (h)	4,058,291	—	4,058,291	7.56%
The Vanguard Group (i)	3,028,759	—	3,028,759	5.64%

* Less than 1%.

(a)

Except as otherwise disclosed, the persons named in the table have sole voting and investment power of all shares of Common Stock which are beneficially owned by them. Includes the following number of unvested shares of restricted stock for the persons indicated: Mr. Chisholm — 121,814; Mr. Reeves — 83,795; Mr. Fisher — 43,513; Ms. Kokenge — none; Mr. Walton — 42,393; Mr. Snively, Sr. — 14,919; Mr.Cooper — 13,531; Mr. Hern — 17,447; Mr. McGuire — 13,531; Mr. Reiland — 17,447; Ms. Hardy — 6,864; and Mr. Brown — 5,859.

(b)	Shares subject to options granted pursuant to the Company’s incentive plans and exercisable within 60 days of March 27, 2014.
(c)

Based on an aggregate of 53,671,130 shares of Common Stock issued and outstanding as of March 27, 2014. This assumes that all options beneficially owned by the person are exercised for shares of Common Stock. The total number of shares outstanding used in calculating this percentage assumes that none of the options beneficially owned by other persons are exercised for shares of Common Stock.

(d)	Includes shares acquired through the Company’s 401(k) Plan.
(e)

Ms. Kokenge resigned from the Company effective January 25,2013. Ownership information originated from the Form 4 filed with the Securities Exchange Commission by Ms. Kokenge on January 29, 2013 where 207,365 owned shares were reported. In addition, the Company knows that subsequent to her employment with the Company, Ms. Kokenge exercised her remaining stock options on February 14, 2013 and March 18, 2013, which resulted in an additional 54,280 shares being owned by Ms. Kokenge, net of shares surrendered for tax obligations and other obligations relative to the options being exercised.

(f)

The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202. These securities are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. (Price Associates). Price Associates serves as an investment adviser with power to direct investment and/or sole power to vote the securities. For the purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. Ownership information originated from the Schedule 13G filed with the Securities Exchange Commission by Price Associates on February 11, 2014.

(g)

The address of Gates Capital Management, Inc. (“Gates”) is 1177 Avenue of Americas, 32nd Floor, New York, New York 10036. Gates Capital Management, Inc., which is controlled by Jeffrey L. Gates, is the general partner of Gates Capital Partners, L.P., which is the general partner of ECF Value Fund, L.P. and ECF Value Fund II, L.P. Gates is also the investment manager of ECF Value Fund International, Ltd. Jeffrey L. Gates exercises voting and dispositive power over the securities held by each of the funds listed above (collectively, the “Funds”). Gates may be deemed to be the beneficial owner of the securities held by the Funds, although all reported securities are owned by the Funds. Ownership information originated from the Schedule 13G/A filed with the Securities Exchange Commission by Gates on February 14, 2014.

(h)

The address of BlackRock, Inc. is 40 East 52nd Street, New York, NY 10022. Matthew J. Fitzgerald exercises voting and dispositive power over the securities held by BlackRock, Inc. Ownership information originated from the Schedule 13G filed with the Securities Exchange Commission by BlackRock, Inc. on January 29, 2014.

(i)

The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355. Ownership information ordinated from the Schedule 13G/A filed with the Securities Exchange Commission by The Vanguard Group on February 11, 2014.

EXECUTIVE OFFICERS

The following table provides certain information with respect to the executive officers of the Company.

Name and Age	Positions	Position Held Since
John W. Chisholm (59)	Interim President	2009
	President and Chairman of the Board	2010
	Chief Executive Officer	2012

H. Richard Walton (65)	Chief Financial Officer (Interim)	2013
	Executive Vice President and Chief Financial Officer	2013

Steven A. Reeves (63)	President Downhole Tool Division	2007
	Executive Vice President and Chief Operating Officer	2008
	Executive Vice President, Business Development and Special Projects	2009
	Executive Vice President, Operations, Business Development and Special Projects	2010
	Executive Vice President, Operations	2011

Joshua A. Snively, Sr. (49)	President of Florida Chemical Company, Inc., a wholly-owned subsidiary of the Company	2013
	Executive Vice President, Research and Development	2013

M. Kevin Fisher (57) *	Executive Vice President, Global Business Development	2011

Johnna D. Kokenge (43) **	Vice President and Chief Accounting Officer	2010
	Vice President and Chief Accounting Officer, Chief Compliance Officer	2012

* Mr. Fisher retired from his position as an executive officer effective March 18, 2014 and will remain an employee through April 30, 2014.

** Ms. Kokenge resigned effective January 25, 2013.

Steven A. Reeves serves as Executive Vice President, Operations beginning May 2011. Previously, Mr. Reeves served as Vice President of Flotek’s Turbeco Division from April 2005 until January 2007 and President of Flotek’s Downhole Tool Division from January 2007 until May 2008. Beginning in May 2008 until October 2009, Mr. Reeves served as Executive Vice President and Chief Operating Officer. Beginning in October 2009, Mr. Reeves served as Executive Vice President, Business Development and Special Projects. Beginning in May 2010, Mr. Reeves served as Executive Vice President, Operations, Business Development and Special Projects. Prior to joining Flotek, Mr. Reeves served in various positions over a 30 year career with Halliburton Energy Services, Inc. (“Halliburton”), from which he retired in May 2002. Mr. Reeves’ responsibilities ranged from field engineer, logging and perforating, to global operations manager for formation evaluation to oversight of Halliburton Energy Services’ worldwide formation evaluation operations. Mr. Reeves spent his last two years with Halliburton Energy Services as the general manager of Jet Research Center (“JRC”) in Alvarado, Texas. JRC originated the jet shaped charge for oil and gas formation stimulation and develops shaped charges for the oil and gas industry. Mr. Reeves holds a Bachelor of Science in Math with minor degrees in Physics and Spanish from East Central University.

H. Richard Walton serves as Executive Vice President and Chief Financial Officer beginning March 2013. Mr. Walton served as Interim Chief Financial Officer from January 2013 through March 2013. Prior to joining Flotek, Mr. Walton spent his entire 30 year career in public accounting, including 20 years as an audit partner at KPMG. His experience includes financial statement audits and registration of securities with the SEC. Following his retirement from KPMG, LLP in 2003, Mr. Walton served as a consultant to public companies, including Flotek since 2010. Mr. Walton is a certified public accountant and has served as an officer in the United States Army. He holds a Bachelor’s degree from Westminster College in Economics and Business Administration. He currently serves as Chairman of the Board of Houston Hospice, Chairman of the Finance Committee of DePelchin Children’s Center and as a member of the Board of Trustees of the Retina Research Foundation.

Joshua A. Snively, Sr. serves as Executive Vice President, Research and Development for Flotek Industries, Inc. beginning in November 2013 and President of Florida Chemical Company, Inc., a wholly-owned subsidiary of the Company, beginning in May 2013. Florida Chemical is a leading manufacturer and supplier of citrus oils to global markets and was acquired by Flotek in May 2013. Mr. Snively joined Florida Chemical in 1995 and was instrumental in transforming the Company from its origin as a family run business to a multinational citrus-based specialty chemical company with manufacturing facilities in metropolitan Orlando and Houston. In addition to his role in developing growth and execution strategies, Mr. Snively is responsible for Florida Chemical’s commodity supply chain strategy, a task for which he is uniquely qualified given his background growing up in a prominent Florida citrus family. Combined with his formal training and financial experience, Mr. Snively has become known globally as an expert in citrus commodity markets. Prior to his position as President, he was VP and General Manager as well as VP of Procurement and Business Development with the Company. Before joining Florida Chemical, Mr. Snively was Vice President of Commercial Agriculture Finance at SunTrust Bank. He graduated with a degree in Finance and Citrus Management from Florida Southern College. Mr. Snively currently serves on the board of CenterState Bank and is acting chairman of the Bank’s loan committee and is a member of the Bank’s compensation committee.

M. Kevin Fisher retired as Executive Vice President, Global Business Development effective March 18, 2014 and will remain an employee through April 30, 2014. See the “Employment, Retirement, and Resignation Agreements” section within “Compensation Discussion and Analysis” for further details regarding Mr. Fisher’s retirement.

Johnna D. Kokenge resigned as Vice President and Chief Accounting Officer effective January 25, 2013. See the “Employment, Retirement, and Resignation Agreements” section within “Compensation Discussion and Analysis” for further details regarding Ms. Kokenge’s resignation.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board consists of three directors who are independent, as defined by the standards of the New York Stock Exchange and the rules of the Securities and Exchange Commission. Under the charter approved by the Board, the Committee assists the Board in overseeing matters relating to the accounting and financial reporting practices of the Company, the adequacy of its internal controls and the quality and integrity of its financial statements and is responsible for selecting and retaining the independent auditors. The Company’s management is responsible for preparing the financial statements of the Company, and the independent auditors are responsible for auditing those financial statements. The Audit Committee’s role under the charter is to oversee management. The Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work. The Committee met 6 times during the year ended December 31, 2013.

The independent auditors provided the Committee with a written statement describing all the relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Committee also discussed with the auditors any relationships that may impact the independence of the auditors.

The Committee discussed and reviewed with the independent auditors all communications required to be discussed by Standards of the Public Company Accounting

Oversight Board, including those described in Auditing Standards No. 16, “Communications with Audit Committees.”

The Committee reviewed the Company’s audited financial statements as of and for the year ended December 31, 2013, and discussed them with management and the independent auditors. Based on such review and discussions, the Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the Securities and Exchange Commission.

John S. Reiland, Chairman

Kenneth T. Hern

L. Melvin Cooper

April 18, 2014

This report of the Audit Committee shall not be deemed “soliciting material,” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act. Further, this report will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act except to the extent that we specifically incorporate this information by reference.

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion of executive compensation contains descriptions of various employment-related agreements and employee benefit plans. These descriptions are qualified in their entirety by reference to the full text of the referenced agreements and plans, which have been filed by us as exhibits to our reports on Forms 10-K, 10-Q and 8-K filed with the U.S. Securities and Exchange Commission.

Introduction

Flotek is a global diversified, technology-driven company that develops and supplies oilfield products, services and equipment to the oil, gas and mining industries, and high value compounds to companies that make cleaning products, cosmetics, food and beverages, and other products that are sold in the consumer and industrial markets. In the period between 2005 and 2007, the Company enjoyed significant success, returning compound annual growth of 156% and increasing its market capitalization to almost $1 billion.

By 2008, however, as a result of the cyclical downturn that impacted the entire energy services business and the Company’s over-leveraged balance sheet, Flotek was on the verge of financial insolvency. Over the next year, the CEO and a major portion of the board of directors resigned, and Flotek was notified by the NYSE that its 30-day average market capitalization and its shareholder equity were both below the NYSE’s $50 million listing standard threshold.

Based on the belief in the potential of the Company’s product offerings, in particular its patented chemicals business, the Board undertook an aggressive rebuilding campaign beginning with the appointment of John Chisholm as Interim President in August 2009 and with the subsequent appointment of new board members. Following significant success in executing the turnaround in 2011, the Company’s leadership achieved even more significant milestones in 2012 and 2013:

•

The Company reported revenue for the year ended December 31, 2013 of $371.1 million an increase of $58.1 million or 18.6% compared to $312.8 million for the year ended December 31, 2012, and an increase of $112.3 million, or 43.4%, compared to $258.8 million for the year ended December 31, 2011.

•

The Company reported net income attributable to common stockholders for the year ended December 31, 2013 of $36.2 million or $0.67 per share (fully diluted) compared to $49.8 million or $0.97 per share (fully diluted) for the year ended December 31, 2012 and $26.5 million, or $0.56 per share (fully diluted) for the year ended December 31, 2011. Net income in 2012 benefited from a $16.5 million deferred tax valuation allowance adjustment.

•	On May 10, 2013, the Company acquired Florida Chemical Company, the world’s largest processor of citrus oils. The acquisition price of $106.4 million was funded through the issuance of 3.2 million shares of the Company’s common stock and $53.7 million in cash.

•

In conjunction with the Florida Chemical acquisition, the Company entered into an amended and restated credit facility. The amended credit facility provides for a $50 million term loan and a revolving credit facility of up to $75 million.

•

The Company’s outstanding convertible notes balance at par value was reduced by $101.3 million during 2012. On February 15, 2013, the Company repurchased the remaining $5.2 million of the outstanding convertible notes. As a result, the Company no longer has any outstanding convertible notes.

The tables below illustrate the magnitude of the Company’s dramatic recovery.

Through early 2011, circumstances demanded that the Compensation Committee and the Board of Directors consider and enact extraordinary measures to offer compensation opportunities designed to attract and retain a highly-qualified leadership team dedicated to the Company’s recovery and to establish a strong foundation for future growth. A clear way forward was established and by the third quarter of 2011, the Compensation Committee of the Board engaged a compensation consultant. Since 2011, the consultant has advised the Committee on matters including:

•	A thorough review of compensation strategies and objectives;

•	A review of and recommended changes to the Chief Executive Officer’s employment agreement including elimination of “single-trigger” severance following a change-in-control of Flotek;

•	A review and update of the composition of the compensation peer group;

•	A restructuring and refinement of executive annual cash bonus opportunities making amounts earned under the program fully contingent on financial measures that drive shareholder returns; and

•

Adoption of an annual equity-based long-term incentive component to total compensation. In 2013, the vesting of 100% of the grant value of this component was directly linked to the performance of the Company. The vesting of 100% of the grant value of awards made in 2014 will be determined by the performance of the Company based on two financial measures.

The following discussion provides an overview of the Compensation Committee, the background and objectives of our compensation programs for current senior management, and the material elements of the compensation of each of the executive officers identified in the following table, to which we refer as our Named Executive Officers:

Name	Title
John W. Chisholm (1)	Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)
Steven A. Reeves (2)	Executive Vice President, Operations
M. Kevin Fisher (3)	Executive Vice President, Global Business Development
Johnna Kokenge (4)	Vice President and Chief Accounting Officer (Principal Financial Officer)
H. Richard Walton (5)	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
Joshua A. Snively, Sr. (6)	Executive Vice President, Research and Development, and President of Florida Chemical Company, Inc.

(1)

Mr. Chisholm was appointed Interim President under the terms of a Service Agreement effective August 11, 2009, and became President on August 12, 2010. Mr. Chisholm was elected as Chairman of the Board on July 13, 2010. Mr. Chisholm was appointed Chief Executive Officer effective March 5, 2012.

(2)

Mr. Reeves was appointed Executive Vice President, Operations effective May 19, 2011. He previously served as Executive Vice President, Operations, Business Development and Special Projects from May 10, 2010 to May 19, 2011. Prior to this appointment, Mr. Reeves served as Executive Vice President, Business Development and Special Projects and Executive Vice President and Chief Operating Officer.

(3)

Mr. Fisher was appointed Executive Vice President, Global Business Development effective November 30, 2011. Mr. Fisher retired as Executive Vice President, Global Business Development effective March 18, 2014.

(4)	Ms. Kokenge resigned as Vice President and Chief Accounting Officer effective January 25, 2013.
(5)	Mr. Walton was appointed Executive Vice President and Chief Financial Officer effective March 13, 2013.
(6)	Mr. Snively was appointed President of Florida Chemical Company, Inc. effective May 10, 2013 and was appointed Executive Vice President, Research and Development, effective February 5, 2014.

Compensation Committee

The Compensation Committee has overall responsibility for the approval, evaluation and oversight of the Company’s compensation and benefit plans, policies and programs. The primary function of the Compensation Committee is to assist the Board in fulfilling its responsibilities relating to the compensation of the Company’s named executive officers and outside directors. The primary responsibilities of the Compensation Committee include (i) annually reviewing the Company’s general compensation policies with respect to named executive officers and directors, (ii) annually reviewing and approving the corporate goals and objectives relevant to the compensation of our executive officers, evaluating our officers’ performance in light of these goals, and approving or recommending to the Board compensation levels based on these evaluations, (iii) producing a committee report on executive compensation as required by the SEC to be included or incorporated by reference in our proxy statement or other applicable SEC filings, and (iv) recommending the compensation program applicable to the Company’s outside directors.

The Company’s Board appoints Compensation Committee members and Chairman annually, and these appointees continue to be members until their successors are elected and qualified or until their earlier resignation or removal. Any member of the Compensation Committee may be removed, with or without cause, by our Board. The Board appoints members to the Compensation Committee considering criteria such as experience in compensation matters, familiarity with our management and other key personnel, understanding of public company compensation issues, time availability necessary to fulfill committee responsibilities and independence and other regulatory requirements.

Each member of the Compensation Committee is considered to be (1) “independent” under the currently applicable listing standards of the NYSE; (2) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act; and (3) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The Compensation Committee’s function is more fully described in its charter. The Compensation Committee will continue to review and assess the adequacy of the charter and recommend any proposed changes to the Board for approval on an annual basis.

The Compensation Committee works with the Company’s Chief Executive Officer to establish an agenda for each meeting of the Compensation Committee and to prepare meeting materials. The Compensation Committee on occasion meets with the Company’s Chief Executive Officer and other executives to obtain recommendations with respect to the Company’s compensation programs, practices and packages for executives, other employees and directors. Although management makes recommendations to the Compensation Committee on executive compensation, the Compensation Committee is not bound by and does not always accept management’s recommendations. The Compensation Committee has historically sought input from an independent compensation consultant prior to making any final determinations. Our Chief Executive Officer attends some of the Compensation Committee meetings, but the Compensation Committee also regularly holds executive sessions not attended by members of management or non-independent directors.

Outside corporate counsel, and other members of our management and outside advisors, may be invited to attend all or a portion of a Compensation Committee meeting depending on the nature of the matters to be discussed. Only members of the Compensation Committee may vote on items before the Compensation Committee.

Our Compensation Committee may retain, at our expense, independent compensation consultants in the consideration of executive compensation matters. The Compensation Committee meets with the compensation consultants, both in and outside of the presence of our management, to review findings and recommendations regarding executive compensation and considers those findings and recommendations as well as the results of the most recent shareholder advisory vote on executive compensation in determining and making adjustments to our executive compensation program. Commencing in the second quarter of 2011, the Compensation Committee engaged BDO USA,

LLP (referred to herein as the “Compensation Consultant” or “BDO”) to assist in fulfilling its responsibilities as assigned by the Chairman of the Compensation Committee. In renewing its engagement with BDO in December 2013, the Compensation Committee analyzed factors specified by the Securities and Exchange Commission and the NYSE that affect the independence of compensation advisers. Based on this analysis, the Compensation Committee concluded that there were no independence concerns related to BDO in its role as an independent adviser to the Compensation Committee.

Under the direction of the Chairman of the Compensation Committee, the Compensation Consultant provides information regarding compensation trends in the energy services industry, relative compensation for similarly-situated executive officers in the industry, the structure of our cash and equity incentive awards and the structure of the compensation program for outside directors. In addition, at the Compensation Committee’s request, the Compensation Consultant worked with management to prepare materials for review by the Compensation Committee and made recommendations regarding the Compensation Committee’s calendar and has provided assistance in the composition of this Compensation Discussion and Analysis.

Compensation Philosophy

We operate in a very competitive environment. Our principal competitors are larger, more established providers of services in our industry and, because of their size, generally have more significant resources than we do. In order to successfully compete in this environment, we must be able to attract and retain highly skilled employees with well-developed management, operational and marketing skills. The Company has been successful in developing and retaining a highly-qualified management team by offering compensation that is equitable, reasonably competitive with what we believe they might earn elsewhere based on our understanding of market practices, and closely tied to performance through our annual salary review process, our annual cash bonus plan, and grants of stock options and other forms of equity-based opportunities from our long-term Incentive plans.

In general, our executive compensation programs are designed to achieve the following objectives:

•	Attract and retain talented and experienced executives with the skills necessary to run and grow our existing business segments;

•	Align the interests of our executive officers with those of stockholders to increase the value of our enterprise;

•	Motivate and reward executives whose knowledge, skills and performance are critical to our success;

•	Demonstrate fairness among the executive management team by recognizing the contributions each executive makes to our success;

•	Provide accountability for the executives’ performance to the Board;

•	Encourage a shared commitment among executives by coordinating Company and individual business unit targets and objectives; and

•	Encourage executives to meet non-financial goals that the Board believes are necessary for the success of the Company.

As we endeavor to evaluate the adequacy of our overall executive compensation program, our Compensation Committee works with the Compensation Consultant to evaluate and compare certain elements of total compensation against a group of similar publicly-traded energy services companies (the “Compensation Peer Group”). We evaluate each element of compensation (base salary, cash bonus incentive compensation and equity compensation), as well as the total of all compensation elements. While the Compensation Consultant’s information on peer practices is used to assess the adequacy of the Company’s total compensation opportunities, the Compensation Committee does not target any percentile level of the peer data as a benchmark for setting pay opportunities.

In regard to the use of peer company data in setting compensation opportunities, we would prefer to define the market for our executive talent using a sizable group of companies that are comparable to us in both size and line of business.

However, there are not sufficient companies that compare to us in size and line of business to comprise such a peer group. Therefore, as we evaluate the adequacy of our compensation programs, the Compensation Committee considers data in regard to our Compensation Peer Group and, when required, data from published survey sources as well as information from our directors, management and our Compensation Consultant based on their collective understanding of industry practices.

The companies that comprised our Compensation Peer Group in 2013 included the following:

Basic Energy Services, Inc.	Parker Drilling Company
Carbo Ceramics, Inc.	Pioneer Energy Services, Inc.
Layne Christensen, Inc.	Team, Inc.
Lufkin Industries, Inc.	Tesco Corporation
Matrix Service Company	Tetra Technologies, Inc.
Newpark Resources, Inc.	Union Drilling, Inc.

The peer group was reviewed and amended in December 2013 for purposes of supporting 2014 compensation decisions. For 2014, Union Drilling was removed because it was acquired by a private equity company and is no longer publicly traded. In addition, Pioneer Energy Services, Lufkin Industries, Inc. and Team, Inc. were removed because the Committee concluded that their business lines do not align as well to Flotek’s as do the business lines of the new companies added to the peer group. New companies added to the peer group for 2014 were RPC, Inc., C&J Energy Services and Key Energy Services.

The Compensation Committee intends to continually monitor the composition of the Compensation Peer Group to assure that it provides a useful representation of the market for leadership talent in which the Company competes.

Executive Officer Compensation

Principal Elements of Compensation of Our Named Executive Officers

The principal elements of the compensation package offered to our executive officers consist of:

•	Base salary;
•	Annual bonus incentive opportunities; and
•	Equity compensation under the long-term incentive plans.

Some, but not all of the named executive officers participate in certain limited perquisite programs as described later in this discussion. Group insurance programs and the Company’s 401(k) Plan are available to all named executive officers on the same basis as all other employees of the Company.

Johnna D. Kokenge resigned as Vice President and Chief Accounting Officer effective January 25, 2013. See the “Employment, Retirement, and Resignation Agreements” section within “Compensation Discussion and Analysis” for further details regarding Ms. Kokenge’s resignation and related compensation. Due to her limited term of employment with the Company in 2013, Ms. Kokenge has been excluded from certain of the following 2013 compensation-related tables and discussion.

Allocation of Compensation among the Principal Components

The Compensation Committee has not established formulas for allocating compensation between compensation elements at this time. Rather, the Compensation Committee reviews compensation structures of companies in our Compensation Peer Group, historical compensation for the participant, the participant’s responsibilities, the performance of the participant and the Company on goals approved by the Committee, and the individual circumstances of senior executives when determining the mix of base salary, cash bonus percentages, and annual equity award opportunities. As a result, the Compensation Committee may apply a different mix of base salary, cash bonus incentive compensation and equity compensation to different executive officer positions. The Company’s historical objectives have been to make executives’ overall compensation opportunity significantly contingent on operational and financial performance.

In 2013, the percentage allocation of compensation elements at target levels for the Company’s Named Executive Officers were as illustrated in the following table:

Name	Base Salary	Bonus Target	LTIP Grant Value	Total
John W. Chisholm	25.3%	20.3%	54.4%	100%
Steven A. Reeves	29.9%	17.9%	52.2%	100%
M. Kevin Fisher	29.9%	17.9%	52.2%	100%
H. Richard Walton	29.9%	17.9%	52.2%	100%
Joshua A. Snively, Sr.	29.9%	17.9%	52.2%	100%

Base Salary

The Company reviews base salaries for the President and Chief Executive Officer and other executive officers annually to determine if a change is appropriate. In reviewing base salaries, several factors are considered including a comparison to base salaries paid for comparable positions in the Compensation Peer Group, the relationship among base salaries paid within the Company and individual experience and performance. The Company’s intent is to fix base salaries at levels consistent with comparable industry positions, Company performance and remunerative objectives, including the ability to attract, motivate and retain highly talented individuals in a competitive environment while retaining an appropriate balance between fixed and performance-contingent compensation elements.

Chairman of the Board, President and Chief Executive Officer

Mr. Chisholm is compensated under a Services Agreement that pays two entities controlled by Mr. Chisholm (the “Chisholm Companies”) as an independent contractor. In addition, Mr. Chisholm entered into an agreement with the Company under which he also became an employee of the Company. In March 2013, the Company amended Mr. Chisholm’s services agreement to increase these monthly payments, in the aggregate, from $53,917 to $58,333 as compensation for his services. In addition, the Company pays Mr. Chisholm a monthly salary of $4,167.

Other Executive Officers

After a review of responsibilities, performance and the Company’s understanding of salary levels typically available to officers filling comparable positions in other public energy services companies, the salary adjustments in the table below were approved effective during 2013.

Name	Title	Beginning Salary	New Salary	Percent Increase
Steven A. Reeves	EVP, Operations	$324,500	$405,000	24.81%
M. Kevin Fisher (1)	EVP, Business Development	305,000	390,000	27.87%
H. Richard Walton	EVP and Chief Financial Officer	(2)	325,000	*
Joshua A. Snively, Sr.	EVP, Research and Development	(2)	377,500	*

(1) Mr. Fisher retired effective March 18, 2014.

(2) Mr. Walton and Mr. Snively joined the company in March and May of 2013, respectively.

Annual Bonus Compensation

Under the terms of the annual cash bonus program available to named executive officers and other leadership employees, participants had the opportunity to earn annual cash incentives based on the achievement of Company performance as measured by Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”) and by the operating income percentage.

Adjusted EBITDA is a Non-GAAP measure under which EBITDA results may be adjusted to recognize stock compensation, financing transaction costs (whether paid in cash or not), and other noncash or nonrecurring charges not directly related to the ongoing operations of the Company. Determination of Adjusted EBITDA is based solely on the judgment of the Audit Committee of the Board of Directors.

In 2013, if target performance was achieved, Mr. Chisholm would earn a bonus equal to 80% of his salary. Target bonuses for Messrs. Reeves, Fisher and Walton were 60% of salary.

If Adjusted EBITDA results achieved only a minimum-defined level, 50% of target bonuses would be earned, and if Adjusted EBITDA results achieved a maximum defined level, 150% of target bonuses would be earned. The bonus percentage earned between minimum and target and between target and maximum is determined on a linear basis. The performance measure based on the operating income percentage, if met, would add an additional 50% of target bonuses.

2013 Cash Bonus Performance Measures Adjusted EBITDA:
Minimum (50%)	Target (100%)	Maximum (150%)
$87.5 million	$99.0 million	$106.0 million

An additional 50% of the bonus target will be added to the percentage earned based on Adjusted EBITDA if Adjusted EBITDA is equal to or greater than the defined minimum level and if operating income equals or exceeds a certain percentage of gross revenue. The performance measure based on the operating income was not met and no bonus under this measure was awarded in 2013.

Executives were given the opportunity to elect to receive 50% of their target bonus in restricted shares of the Company’s Common Stock awarded conditionally at the beginning of the year based on the fair market value of the Common Stock on the date of grant subject to the agreement that none of the shares would vest if minimum performance was not achieved and that any bonus earned in excess of 50% of the target amount would be paid in cash. All named executive officers covered by the annual bonus plan elected to receive 50% of their target award in equity, receiving a number of shares equal to 50% of the target bonus divided by $16.35, the fair market value of the Company’s Common Stock on March 28, 2013.

Mr. Snively joined the Company on May 10, 2013 and was not subject to the annual bonus plan of the Company for 2013. He received a special one-time bonus of $319,875 in February 2014 in recognition of his services in 2013.

The table below shows the range of bonus opportunities based on achieving the specified performance measures. Actual Adjusted EBITDA for 2013 was $93.4 million, resulting in a bonus for the program participants between the minimum and target amount. No bonus was awarded under the operating income percentage criteria.

	Minimum	Target	Maximum	Actual
	50%	100%	200%	75%*
John W. Chisholm	$300,000	$600,000	$1,200,000	$450,000
Steven A. Reeves	121,500	243,000	486,000	182,250
M. Kevin Fisher	117,000	234,000	468,000	175,500
H. Richard Walton	97,500	195,000	390,000	146,250

* As described above, a portion of earned value of bonuses took the form of restricted stock if elected by the executive. Such shares vested upon certification by the Compensation Committee of the Board that performance requirements for vesting were met. The number of shares associated with this election were: John W. Chisholm — 18,348 shares; Steven A. Reeves — 6,513 shares; M. Kevin Fisher — 6,238 shares; and H. Richard Walton — 5,963 shares.

2013 Equity Compensation

In order to address the Company’s objectives of retaining critical talent and increasing the amount of the long-term incentive opportunity that is contingent on the performance of the Company, the Compensation Committee established 2013 target grant values for each Named Executive Officer, expressed as a percentage of base salary, as follows:

Percent of Base Salary
John W. Chisholm	215%
Steven A. Reeves	175%
M. Kevin Fisher	175%
H. Richard Walton	175%
Joshua A. Snively, Sr.	—

Each such Named Executive Officer received performance units with respect to the target grant value.

The number of performance units issued to the recipient would be determined by dividing the target grant value by the fair market value of the shares as of the date of the establishment of this opportunity, $16.35. Shares of Company common stock would be issued for these performance units to the extent that 2013 Adjusted EBITDA targets and the operating income percentage under the bonus plan were achieved.

A number of shares of Company common stock equal to 50% of the target number of performance units would be issued if the minimum amount of Adjusted EBITDA was achieved, a number of shares of Company common stock equal to 100% of the target number of performance units would be issued if the target amount of Adjusted EBITDA was achieved, and a number of shares of Company common stock equal to 150% of the target number of performance units would be issued if the maximum level of Adjusted EBITDA was achieved. If Adjusted EBITDA between minimum and target or between target and maximum thresholds was achieved, the number of shares earned would be adjusted on a linear basis. An additional 50% of the bonus target would be added to the percentage earned based on Adjusted EBITDA if Adjusted EBITDA is equal to or greater than the defined minimum level and if operating income equals or exceeds a certain percentage of gross revenue.

Vesting of earned shares of restricted stock awards would occur ratably over three years upon determination of the achievement of adjusted EBITDA and operating income. Accordingly, one third of the restricted stock earned vested during the first quarter of 2014. One third of such shares will vest during the first quarter of 2015, and the remaining one third will vest during the first quarter of 2016.

The performance measure based on the operating income was not met and no bonus under this measure was awarded for 2013.

The following table shows the award program available under the 2013 equity grants and the number of units earned as a result of the Company’s 2013 Adjusted EBITDA and operating income percentage.

2013 Long-Term Incentive Opportunity
	Minimum	Target	Maximum	Actual
Adjusted EBITDA:
Performance Award Vesting %	50%	100%	150%	75%
Amounts in Millions ($)
2013 Adjusted EBITDA	$87.5	$99.0	$106.0	$93.4
Operating income percentage:
Performance Award Vesting %	0%	0%	50%	0%
2013 Operating income percentage	—	—	21%	16%

Combined Performance Award Vesting %	50%	100%	200%	75%
Amounts in Shares
John W. Chisholm	49,313	98,625	197,250	73,968
Steven A. Reeves	18,999	37,998	75,996	28,498
M. Kevin Fisher	18,197	36,393	72,786	27,293
H. Richard Walton	17,393	34,785	69,570	26,090

Employment, Retirement and Resignation Agreements

John W. Chisholm – Services Agreement

On April 1, 2013, Flotek and two companies controlled by John W. Chisholm, Chief Executive Officer, President and Chairman of the Board of Directors (the “Chisholm Companies”), entered into the Fourth Amended and Restated Service Agreement (the “Service Agreement”), pursuant to which the Chisholm Companies agreed to continue to provide the services of Mr. Chisholm to Flotek. The Service Agreement provides that Flotek will pay the Chisholm Companies a monthly amount as consideration for the provision of Mr. Chisholm’s services. The Service Agreement was amended and restated on April 15, 2014, pursuant to the Fifth Amended and Restated Service Agreement between the Chisholm Companies and the Company in order to adjust the compensation payable to the Chisholm Companies.

The initial term of the Service Agreement will expire on February 28, 2015, but such term is extended on a monthly basis on the last day of each month so that the term of the Agreement is never less than 36 months, unless either party gives prior written notice of non-renewal. Flotek may terminate the Service Agreement at any time and for any reason with or without Cause (as defined in the Service Agreement) and the Chisholm Companies may terminate the Service Agreement for Good Reason (as defined in the Service Agreement). Upon termination of the Service Agreement by Flotek without Cause (but not in connection with a Change of Control) or by the Chisholm Companies for Good Reason, the Chisholm Companies will be entitled to receive severance compensation equal to 200% of the base compensation and target bonus in effect for the year in which the termination occurs.

If Mr. Chisholm is entitled to payments and benefits described in the Service Agreement that, together with any other payments which Chisholm and/or his affiliates has the right to receive from the Company and its affiliates, would constitute a “parachute payment” (as defined in Section 280G of the Internal Revenue Code of 1986), the payments and benefits under the Agreement will be either (i) reduced (but not below zero) so that the aggregate present value of all such payments and benefits received by Chisholm and his affiliates from the Company and its affiliates for purpose of Section 280G shall be $1.00 less than three times Chisholm’s “base amount” (as defined in Section 280G of the Code) and so that no portion of such payments received by Chisholm and his affiliates for purposes of Section 280G shall be subject to the excise tax imposed by Section 4999 of the Code, or (ii) paid in full, whichever produces the better net after-tax result for Chisholm, the Chisholm Companies, and his other affiliates (taking into account any applicable excise tax under Section 4999 of the Code and any applicable income tax).

If the Service Agreement is terminated by Flotek with cause, or due to the death or disability of Mr. Chisholm, the

Chisholm Companies will be entitled to receive the base compensation earned and payable through the date of termination. The Service Agreement also contains certain non-solicitation restrictions for a period of 24 months following the date of termination of the Service Agreement.

On April 1, 2013, Flotek and John Chisholm entered into a new Letter Agreement (the “Letter Agreement”), pursuant to which Flotek agreed to employ Mr. Chisholm for a term equal to the term provided for in the Service Agreement. Pursuant to the terms of the Letter Agreement, Flotek will pay Mr. Chisholm an annual salary of $50,000. Mr. Chisholm is subject to certain confidentiality obligations and non-solicitation restrictions for a period of 24 months following the date of termination of the Letter Agreement.

Steven A. Reeves – Employment Agreement

On June 1, 2012, the Company and Mr. Reeves entered into an Employment Agreement in connection with his position as Executive Vice President, Operations, of the Company.

The Employment Agreement with Mr. Reeves (i) provides for a term of employment until the earlier of (1) May 31, 2014, (2) Mr. Reeves’s resignation with or without good reason (as defined in the Employment Agreement) or Mr. Reeves’s death or disability and (3) termination by the Company with or without cause (as defined in the Employment Agreement); (ii) provides that, upon termination of Mr. Reeves’s employment by the Company without cause or by Mr. Reeves for good reason prior to May 31, 2014, and subject to the satisfaction of certain other specified conditions, including the execution of a confidential severance and release agreement, Mr. Reeves will be entitled to receive (1) severance compensation equal to two-thirds of the sum of his annual base salary and target bonus, payable in eight monthly installments equal to one-eighth of such severance compensation, payable at the end of each full calendar month following the first full calendar month after execution of a confidential severance and release agreement, and (2) coverage at the Company’s expense under the employee health insurance plan for a period of twenty-four months following execution of a confidential severance and release agreement; and (iii) contains certain non-solicitation and non-compete restrictions for a period of 24 months following the date of termination of employment with the Company.

Pursuant to the terms of the Employment Agreement, Mr. Reeves’ annualized base salary was established at $324,500. His salary has been increased to $405,000. In addition to the foregoing, Mr. Reeves is entitled to certain other perquisites, annual bonuses in accordance with the Company’s management incentive plan, and reimbursement for reasonable expenses.

M. Kevin Fisher – Employment Agreement

On November 30, 2011, the Company and Mr. Fisher entered into an Employment Agreement in connection with his election as Executive Vice President, Business Development and Marketing of the Company.

The Employment Agreement with Mr. Fisher (i) provides for a term of employment until the earlier of (1) December 31, 2013, (2) Mr. Fisher’s resignation with or without good reason (as defined in the Employment Agreement) or Mr. Fisher’s death or disability and (3) termination by the Company with or without cause (as defined in the Employment Agreement); (ii) provides that, upon termination of Mr. Fisher’s employment by the Company without cause or by Mr. Fisher for good reason prior to December 31, 2013, and subject to the satisfaction of certain other specified conditions, including the execution of a confidential severance and release agreement, Mr. Fisher will be entitled to receive (1) severance compensation equal to two-thirds of the sum of his annual base salary and target bonus, payable in eight monthly installments equal to one-eighth of such severance compensation, payable at the end of each full calendar month following the first full calendar month after execution of a confidential severance and release agreement, and (2) coverage at the Company’s expense under the employee health insurance plan for a period of eight months following execution of a confidential severance and release agreement; and (iii) contains certain non-solicitation and non-compete restrictions for a period of 24 months following the date of termination of employment with the Company.

Pursuant to the Employment Agreement, Mr. Fisher’s initial annualized base salary is $305,000, he received a cash bonus on the commencement of his employment of $100,000 and was awarded a grant of 200,000 shares of common stock of the Company pursuant to one of the Company’s long term incentive plans. The shares of common stock will vest over a two-year period and will vest immediately upon Mr. Fisher’s death, resignation for good reason, termination without cause or upon a change of control of the Company. In addition to the foregoing, Mr. Fisher will be entitled to certain other perquisites, annual bonuses in accordance with the Company’s management incentive plan and reimbursement for reasonable expenses.

H. Richard Walton – Employment Agreement

On March 13, 2013, the Company and Mr. H. Richard Walton entered into an Employment Agreement in connection with his election as Chief Financial Officer of the Company.

The Employment Agreement with Mr. Walton (i) provides for a term of employment until the earlier of (1) March 31, 2015, (2) Mr. Walton’s resignation with or without good reason (as defined in the Employment Agreement) or Mr. Walton’s death or disability and (3) termination by the

Company with or without cause (as defined in the Employment Agreement); (ii) provides that, upon termination of Mr. Walton’s employment by the Company without cause or by Mr. Walton for good reason prior to March 31, 2015, and subject to the satisfaction of certain other specified conditions, including the execution of a confidential severance and release agreement, Mr. Walton will be entitled to receive severance compensation equal to seventy-five percent of the sum of his annual base salary and target bonus, payable in nine monthly installments equal to one-ninth of such severance compensation, payable at the end of each full calendar month following the first full calendar month after execution of a confidential severance and release agreement; and (iii) contains certain non-solicitation and non-compete restrictions for a period of 24 months following the date of termination of employment with the Company.

Pursuant to the Employment Agreement, Mr. Walton’s initial annualized base salary is $325,000, and he has a target bonus for 2013 of $195,000 and was awarded a grant of 50,000 shares of restricted common stock of the Company pursuant to one of the Company’s long-term incentive plans. The shares of restricted common stock will vest over a two-year period and will vest immediately upon Mr. Walton’s death, resignation for good reason, termination without cause or upon a change of control of the Company.

M. Kevin Fisher – Retirement Agreement

Effective as of March 18, 2014 Mr. Fisher resigned as Executive Vice President, Global Business Development of the Company and entered into a Retirement Agreement under which he continues as an employee through April 30, 2014. Upon execution of the Retirement Agreement, Mr. Fisher continues to receive his current salary, $32,500 on a monthly basis, until April 30, 2014.

The Retirement Agreement also addresses the forfeiture of unvested restricted stock as of April 30, 2014.

Johnna D. Kokenge – Resignation Agreement

Effective January 25, 2013 Flotek and Ms. Kokenge entered into a Resignation Agreement. Under the terms of the Resignation Agreement, Ms. Kokenge resigned her positions as Vice President and Chief Accounting Officer effective January 25, 2013, and resigned as an employee of the Company effective February 2, 2013. Under the Resignation Agreement, Ms. Kokenge acted as a consultant and independent contractor for the Company for a period beginning February 2, 2013 and extending until August 31, 2013. Upon execution of the Resignation Agreement, Ms. Kokenge received a cash payment of $522,930 and received a monthly consulting fee of $24,000 paid through August 31, 2013.

The Resignation Agreement also addresses the vesting of unvested stock options, restricted stock and restricted stock units that would not otherwise have vested as of February 2, 2013.

Other Benefits

The Company believes establishing a competitive benefit package for employees is an important factor in attracting and retaining highly qualified personnel. Named executive officers are eligible to participate in all of our employee benefit plans, including medical, dental & vision care programs, Company-paid accidental death, dismemberment & life insurance, and Flotek’s 401(k) plan, on the same basis as other employees. The Company matches 50% of employee contributions made, up to 4% of qualified employee compensation contributions. The Company does not offer pension or retirement benefits other than the 401(k) plan. The Company’s international employees may have slightly different employee benefit plans than those offered domestic employees, typically as a result of legal requirements of the specific country.

Perquisites

The perquisites received by each senior executive are determined by past practices. The specific perquisites available to some of the Company’s named executives include:

•	Mr. Steven A. Reeves is provided the use of a Company owned vehicle, use of a Company rented apartment and a fuel allowance.
•	Mr. M. Kevin Fisher is provided a vehicle allowance.

Tax and Accounting Implications

Deductibility of Executive Compensation

The Compensation Committee is aware of the provisions of Section 162(m) of the Internal Revenue Code which provides that the Company may not deduct for federal income tax purposes annual compensation in excess of $1 million paid to certain employees. Performance-based compensation paid pursuant to stockholder-approved plans is not subject to the deduction limit as long as such compensation is approved by “outside directors” within the meaning of Section 162(m) of the Code.

The Compensation Committee makes every reasonable effort to structure and administer executive compensation opportunities so that compensation will not be subject to the Section 162(m) deduction limit. However, the Compensation Committee may from time to time approve payments and equity awards that cannot be deducted in order to maintain flexibility in structuring appropriate compensation opportunities in the interest of stockholders.

Accounting for Stock-Based Compensation

The Company accounts for stock-based payments in accordance with the requirements of Accounting Standards Codification (ASC) Topic 718. Equity based compensation is expensed over the requite service period pursuant of the grant award terms. The Company considers the expenses associated with the grant of options and other long-term incentive awards in granting such awards.

Section 409A

To the extent we permit executives to defer compensation or we commit to deliver compensation at a later date than when earned and vested, we make every attempt to meet the requirements of Section 409A of the Internal Revenue Code. Failure to satisfy the Section 409A requirements could subject the executives receiving deferred compensation to a 20% excise tax.

Clawback Policy

Administrative guidelines adopted in connection with 2013 bonus opportunities and long-term incentive awards include a provision that requires each participant to agree to abide by any compensation recovery, recoupment, anti-hedging or other policy applicable to executives as approved by the Board or a duly authorized committee or as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 or other applicable law.

2014 Compensation Action

Joshua A. Snively, Sr. Employment Agreement

On February 5, 2014, the Company and Mr. Joshua A. Snively, Sr. entered into an Employment Agreement.

The Employment Agreement with Mr. Snively (i) provides for a term of employment until the earlier of (1) December 31, 2015, (2) Mr. Snively’s resignation with or without good reason (as defined in the Employment Agreement) or Mr. Snively’s death or disability and (3) termination by the Company with or without cause (as defined in the Employment Agreement); (ii) provides that, upon termination of Mr. Snively’s employment by the Company without cause or by Mr. Snively for good reason prior to December 31, 2015, and subject to the satisfaction of certain other specified conditions, including the execution of a confidential severance and release agreement, Mr. Snively will be entitled to receive severance compensation equal to seventy-five percent of the sum of his annual base salary and target bonus, payable in nine monthly installments equal to one-ninth of such severance compensation, payable at the end of each full calendar month following the first full calendar month after execution of a confidential severance and release agreement; and (iii) contains certain non-solicitation and non-compete restrictions for a period of 24 months following the date of termination of employment with the Company.

Pursuant to the Employment Agreement, Mr. Snively’s initial annualized base salary is $377,500, and he has a one time bonus of $319,875, related to his 2013 performance, paid upon execution and delivery of the employment agreement, a target bonus for 2014 of $226,500 and a grant of 22,379 shares of restricted common stock of the Company pursuant to one of the Company’s long-term incentive plans. The shares of restricted common stock will vest over a two-year period and will vest immediately upon Mr. Snively’s death, termination without cause or upon a change of control of the Company.

Fisher Retirement Agreement

Effective as of March 18, 2014, Mr. Fisher retired as an officer of Flotek and will retire as an employee effective on April 30, 2014. For further details regarding Mr. Fisher’s resignation agreement see the discussion in the “Employment, Retirement and Resignation Agreements” section.

2014 Salary Increases

Following a review of market data, the Company’s 2013 performance, and the performance of executive officers in 2013, salary increases were approved as described below.

Effective March 30, 2014, the Board approved Mr. Chisholm’s annual salary at $50,000, and approved an increase in the amount paid annually to the Chisholm Companies was increased from $700,000 to $730,000.

Chief Executive Base Salary
John W. Chisholm *	$780,000

*Includes amounts paid to the Chisholm Companies under the Service Agreement and salary paid under the letter agreement with Mr. Chisholm.

In regard to the other Named Executive Officers, the following base salary amounts were approved by the Compensation Committee effective March 30, 2014:

Executive Base Salary
Steven A. Reeves	$418,000
H. Richard Walton	336,000
Joshua A. Snively, Sr.	392,600

2014 Management Incentive Plan

Target bonus opportunities for 2014, expressed as a percent of base salary were approved as shown in the table below. These percentages are the same as the target percentages in effect for 2013 for named executive officers covered by both management Incentive Plans, except for Mr. Chisholm whose target bonus percentage increased from 80% in 2013 to 90% in 2014.

Percent of Base Salary
John W. Chisholm	90%
Steven A. Reeves	60%
H. Richard Walton	60%
Joshua A. Snively, Sr.	60%

Bonuses will be earned under this program to the extent that 2014 Adjusted EBITDA targets are achieved. Adjusted EBITDA is calculated as disclosed under the description of our 2013 program.

Fifty percent of the target amount is earned if a defined minimum level of Adjusted EBITDA is achieved, 100% is earned if target Adjusted EBITDA is achieved, and 200% of target is earned if a maximum level of Adjusted EBITDA is achieved. The Company has set the annual 2014 defined minimum level of Adjusted EBITDA to be achieved in excess of the actual amount of Adjusted EBITDA reported for 2013. The bonus percentage earned for Adjusted EBITDA between minimum and target and between target and maximum is determined by linear interpolation, however, the Compensation Committee reserves discretion to make adjustment to equitably reduce the amount of the bonus to reflect developments, events, or actions which were not anticipated by the Compensation Committee when the bonus objective was established. No bonus is earned if performance is below the defined minimum Adjusted EBITDA level.

Named Executive Officers were offered the opportunity to elect to receive one-half of the target value of their 2014 MIP opportunity in the form of restricted shares of the Company’s common stock which is forfeitable if and to the extent that target Adjusted EBITDA is not achieved. All Named Executive Officers elected to receive 50% of their target award in equity and received a number of restricted shares equal to 50% of target bonus divided by $26.26, the fair market value of the Company’s Common Shares on March 27, 2014, the date of the adoption of the 2014 Management Incentive Plan.

2014 Long-Term Incentive Program

The Committee has approved long-term incentive opportunities for 2014, subject to stockholder approval of the 2014 Long-Term Incentive Plan, and has established that the target value of grants will be as shown in the table below.

Percent of Base Salary
John W. Chisholm	250%
Steven A. Reeves	175%
H. Richard Walton	190%
Joshua A. Snively, Sr.	175%

The vesting of equity awards under the incentive opportunity will be based solely on the total shareholder return of the Company compared to total shareholder return of the Peer Group Companies.

The target value is equal to each executive’s base annual salary multiplied by the percentage disclosed in the table above. The target value is converted to Target Units by dividing the target value by $26.26, the fair market value of the Company’s common shares on March 27, 2014.

This number of Target Units is referred to as “100% of the Target Units.” At the end of the year, once the earned multiple percentage of the annual management incentive bonus target is approved, that same percentage will be multiplied by the target units to determine the number of shares earned. The shares will vest in equal portions on each of the next two anniversaries of the determination of the award of target shares for Target Units.

By way of example, if the target units for a hypothetical executive were determined to be 10,000 units and the total shareholder return resulted in a bonus multiplier of 160%, then 16,000 shares would have been earned and would vest and be issued as shares as described above.

Compensation Committee Report

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussion, has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

L.V. “Bud” McGuire, Chairman

L. Melvin Cooper

Kenneth T. Hern

John S. Reiland

Carla S. Hardy

April 18, 2014

Summary Compensation Table

The following table sets forth information regarding compensation earned in or with respect to our fiscal years 2013, 2012 and 2011 by:

•	each person who served as our principal executive officer in 2013, 2012 and 2011;

•	each person who served as our principal financial officer in 2013, 2012 and 2011; and

•	the Company’s three most highly compensated executive officers, other than our chief executive officer and chief financial officer.

Name and Principal Position	Year	Salary	Bonus		Stock Awards		Option Awards		All Other Compensation		Total
John W. Chisholm – President, Chief Executive Officer and Chairman of the Board	2013	$48,000	$450,000	(1)	$1,612,519	(2)	$—		$686,750		$2,797,269
	2012	48,000	1,112,000		2,540,229		—		647,000		4,347,229
	2011	48,000	772,800		1,838,000		2,084,726	(3)	921,857		5,665,383
Steven A. Reeves – Executive Vice President, Operations	2013	405,000	182,250	(1)	621,267	(2)	—		20,109	(4)	1,228,626
	2012	324,500	389,400		965,383		—		7,127		1,686,410
	2011	286,667	334,675		459,500		1,042,363	(3)	6,954		2,130,159
M. Kevin Fisher – Executive Vice President, Global Business Development	2013	390,000	175,500	(1)	595,026	(2)	—		17,051	(4)	1,177,577
	2012	305,000	366,000		907,374		—		9,178		1,587,552
	2011	25,417	100,000		1,822,000		—		923		1,948,340
Johnna D. Kokenge – Vice President and Chief Accounting Officer	2013	32,071	—		—		—		691,572		723,643
	2012	277,950	305,745	(1)	590,642	(2)	—		—		1,174,337
	2011	231,667	279,675		459,500		1,051,892	(3)	5,912		2,028,646
H. Richard Walton – Executive Vice President and Chief Financial Officer	2013	252,161	146,250	(1)	568,735	(2)	—		4,000		971,146
Joshua A. Snively, Sr.– Executive Vice President, Research and Development	2013	232,308	319,875		—		—		1,819		379,319

(*)    The Company did not have for the year ended December 31, 2013 any executive officers other than the President and Chief Executive Officer; Executive Vice President, Operations; Executive Vice President, Global Business Development; Executive Vice President and Chief Financial Officer; and Executive Vice President, Research and Development.

(1)    Mr. Chisholm, Mr. Reeves, Mr. Fisher and Mr. Walton received, as part of the 2013 Annual Bonus Plan, $450,000, $182,250, $175,500 and $146,250 respectively.

(2)    Represents the grant date fair value, at the target 100% level, based on the closing stock price on March 28, 2013, the date of the award. These amounts include awards granted during 2013 and reflect the fair value amount of compensation of the awards and the fair value of the awards on the date of grant. The restricted stock awards are expensed over a vesting period for each respective grant. The grant date fair value of the restricted stock awards granted to Mr. Chisholm, Mr. Reeves, Mr. Fisher and Mr. Walton on March 28, 2013 as determined pursuant to ASC Topic 718, was $16.35 per share, respectively. See our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for a description of the ASC Topic 718 valuation. The maximum amount that may be earned, at the 200% level, by Mr. Chisholm, Mr. Reeves, Mr. Fisher and Mr. Walton as part of the 2013 Long-Term Incentive Program was $3,225,038, $1,242,535, $1,190,051 and $1,137,470, respectively.

(3)    Represents the amounts recognized for financial reporting purposes in accordance with ASC Topic 718 for the year ended December 31, 2011, related to stock options granted pursuant to our 2010 Long-Term Incentive Plan. These amounts include stock options granted during fiscal 2011 and reflect the fair value amount of the awards and the fair value of the awards on the date of grant. The grant date fair value of the stock option awards granted to Mr. Chisholm and Mr. Reeves on April 11, 2011, as determined pursuant to ASC Topic 718, was $5.21 per share. See our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for a description of the ASC Topic 718 valuation.

(4)    The expenses for all Company provided vehicles were determined through averaging the FMV, odometer reading and estimated percentage personal use.

The following table details “All Other Compensation”:

Name and Principal Position	Year	Company Provided Vehicle	Company Provided Housing	Company Match 401 (k)	Services and Consulting Contracts		Severance	All Other Compensation
John W. Chisholm – President, Chief Executive Officer and Chairman of the Board	2013	$—	$—	$—	$686,750	(a)	$—	$686,750
	2012	—	—	—	647,000		—	647,000
	2011	—	—	37	921,818		—	921,855
Steven A. Reeves – Executive Vice President, Operations	2013	600	12,030	7,479	—		—	20,109
	2012	600	9,720	6,527	—		—	16,847
	2011	600	7,800	6,354	—		—	14,754
M. Kevin Fisher – Executive Vice President, Global Business Development	2013	12,000	—	5,051	—		—	17,051
	2012	12,000	—	4,954	—		—	16,954
Johnna D. Kokenge – Vice President and Chief Accounting Officer	2013	—	—	642	168,000		522,930	691,572
	2012	—	—	4,280	—		—	4,280
	2011	—	—	5,912	—		—	5,912
H. Richard Walton – Executive Vice President and Chief Financial Officer	2013	—	—	4,000	—		—	4,000
Joshua A. Snively, Sr. – Executive Vice President, Research and Development	2013	—	—	1,819	—		—	1,819

(a)

Mr. Chisholm received $1,386,750 in 2013 related to his services contract with the Company, including $150,000 paid to CMI and $550,000 paid to Protechnics as bonus, which is included in the “Bonus” column on the Summary Compensation table.

Equity-Related Compensation

The following table discloses the number of restricted stock awards and stock options granted during the fiscal year ended December 31, 2013, to only the named executive officers who were the recipients of such awards, including the grant date fair value of these awards.

2013 Grants of Plan-Based Awards

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Award or Option Per Share	Grant Date Fair Value for Stock and Option Awards (1)
		Threshold	Target	Maximum	Threshold (Shares)	Target (Shares)	Maximum (Shares)
John W. Chisholm	3/28/2013	$—	$—	$—	49,313	98,625	197,250	—	—	$16.35	$1,612,519
	3/28/2013	300,000	600,000	1,200,000	—	—	—	—	—	—	—
Steven A. Reeves	3/28/2013	—	—	—	18,999	37,998	75,996	—	—	16.35	621,267
	3/28/2013	121,500	243,000	486,000	—	—	—	—	—	—	—
M. Kevin Fisher	3/28/2013	—	—	—	18,197	36,393	72,786	—	—	16.35	595,026
	3/28/2013	117,000	234,000	468,000	—	—	—	—	—	—	—
H. Richard Walton	3/28/2013	—	—	—	17,393	34,785	69,570	—	—	16.35	568,735
	3/28/2013	97,500	195,000	390,000	—	—	—	—	—	—	—

(1)	This column reports the grant date fair value of each equity award granted in 2013 computed in accordance with ASC Topic 718. The grant date fair value is based on the target 100% level.

The following tables provides information relating to outstanding equity-based awards held by named executive officers as of December 31, 2013.

Outstanding Equity Awards at Fiscal Year-End

Option Awards
Name	Year of Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
John W. Chisholm	2004	332	—	—	$2.30	12/22/2014
	2005	20,000	—	—	9.40	12/21/2015
	2008	4,628	—	—	22.75	3/28/2014
	2009	26,668	—	—	2.51	2/16/2015
	2009	400,000	—	—	1.02	12/22/2015
	2010	300,000	—	—	2.17	11/10/2016
	2011	400,000	—	—	9.19	4/8/2017
Steven A. Reeves	2008	8,680	—	—	22.75	3/28/2014
	2008	7,724	—	—	22.75	8/9/2014
	2011	200,000	—	—	9.19	4/8/2017

Restricted Stock Awards
Name	Year of Grant Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (1)
John W. Chisholm	2012	27,070	(4)	$543,295	—		$—
	2012	94,744	(5)	1,901,512	—		—
	2013	—		—	18,348	(7)	368,244
	2013	—		—	98,625	(8)	1,979,404
Steven A. Reeves	2009	20,000	(2)	401,400	—		—
	2010	37,500	(3)	752,625	—		—
	2012	10,288	(4)	206,480	—		—
	2012	36,007	(5)	722,660	—		—
	2013	—		—	6,513	(7)	130,716
	2013	—		—	37,998	(8)	762,620
M. Kevin Fisher	2012	9,670	(4)	194,077	—		—
	2012	33,843	(5)	679,229	—		—
	2013	—		—	6,238	(7)	125,197
	2013	—		—	36,393	(8)	730,408
H. Richard Walton	2013	50,000	(6)	1,003,500	—		—
	2013	—		—	5,963	(7)	119,677
	2013	—		—	34,785	(8)	698,135

(1)     The dollar value of the unvested shares of restricted stock reported are valued at the closing price of Flotek’s Common Stock on December 31, 2013 ($20.07 per share).

(2)     The total number of unvested shares of restricted stock granted on February 16, 2009. These shares vest on February 16, 2014.

(3)     The total number of unvested shares of restricted stock granted on November 11, 2010. These shares vest on May 11, 2014.

(4)     The total number of unvested shares of restricted stock granted on March 7, 2012. These shares vest as follows: 50% on March 7,2014 and 50% on March 07, 2015.

(5)     The total number of unvested shares represents the unvested portion of performance shares earned during 2012. These shares vest on March 11, 2014.

(6)     The total number of unvested shares of restricted stock granted on March 13, 2013. These shares vest as follows: 50% on March 13, 2014 and 50% on March 13, 2015.

(7)     The total number of unvested shares elected by the named executive as part of the 2013 Management Incentive Plan. These shares are forfeitable to the extent that performance targets are not met for 2013. The bonus amount actually earned is disclosed in the Summary Compensation Table.

(8)     The total number of unearned performance shares available for 2013, at the target 100% level.

The following table sets forth certain information regarding the value realized upon the exercise of stock options and upon the vesting of restricted stock awards by each of the named executive officers during the fiscal year ended December 31, 2013.

Option Exercises and Restricted Stock Vested

	Option Awards		Restricted Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
John W. Chisholm	—	$—	181,214	$2,813,085
Steven A. Reeves	41,587	727,775	87,463	1,359,595
M. Kevin Fisher	—	—	24,233	352,665
Johnna D. Kokenge	54,280	799,879	—	—

Potential Payments upon Termination of Employment or Change in Control

The following table describes the circumstances that will trigger acceleration of vesting of certain stock options and restricted stock grants and quantifies the value of the stock options or restricted stock grants the vesting of which would have accelerated upon the occurrence of the specified events, assuming that such event had occurred on December 31, 2013 and based on the closing price on our Common Stock on that date $20.07.

Name and Participant Position	Termination Event	Salary	Bonus	Health	Acceleration of Unvested Equity	Total
John W. Chisholm (1)	Change In Control	$1,500,000	$1,200,000	$—	$3,434,499	$6,134,499
President, Chief Executive Officer and	Good Reason	1,500,000	1,200,000	—	543,295	3,243,295
Chairman of the Board	Without Cause	1,500,000	1,200,000	—	543,295	3,243,295
	Death	—	—	—	3,434,499	3,434,499
	Disability	—	—	—	3,434,499	3,434,499
M. Kevin Fisher (2)	Change In Control	260,000	156,000	—	1,238,493	1,654,493
Executive Vice President,	Good Reason	260,000	156,000	8,710	194,084	618,794
Global Business Development	Without Cause	260,000	156,000	8,710	194,084	618,794
	Death	—	—	—	1,238,493	1,238,493
	Disability	—	—	—	1,238,493	1,238,493
Steve A. Reeves (3)	Change In Control	270,000	162,000	—	2,464,476	2,896,476
Executive Vice President, Operations	Good Reason	270,000	162,000	26,130	1,360,512	1,818,642
	Without Cause	270,000	162,000	26,130	1,360,512	1,818,642
	Death	—	—	—	2,464,476	2,464,476
	Disability	—	—	—	2,464,476	2,464,476
H. Richard Walton (4)	Change In Control	243,750	146,250	—	1,352,584	1,742,584
Chief Financial Officer	Good Reason	243,750	146,250	—	1,003,500	1,393,500
	Without Cause	243,750	146,250	—	1,003,500	1,393,500
	Death	—	—	—	1,352,584	1,352,584
	Disability	—	—	—	1,352,584	1,352,584
Joshua A. Snively, Sr. (5)	Change In Control	—	—	—	—	—
Executive Vice President, Research and	Good Reason	—	—	—	—	—
Development	Without Cause	—	—	—	—	—
	Death	—	—	—	—	—
	Disability	—	—	—	—	—

For purposes of awards under our long-term incentive plans, “Change-in-Control” of the Company means the first to occur of the following events:

(i)

Any person (subject to certain exceptions) becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities;

(ii)

During any period of one (1) year, individuals who at the beginning of such period constitute the Board (and any new Director whose election by the Corporation’s stockholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was so approved) cease for any reason to constitute a majority thereof; or

(iii)

(A) The sale or disposition of all or substantially all the Company’s assets, or (B) a merger, consolidation, or reorganization of the Company with or involving any other entity, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.

For purposes of awards under our long-term incentive plans, “Cause” means the termination of an employee for any of the following reasons, as determined by the Compensation Committee:

(i)

An employee willfully fails to substantially perform the employee’s duties (other than any such failure resulting from the employee’s total and permanent disability) after a written demand for substantial performance has been delivered by the Company to the employee that specifically identifies the manner in which the Company believes that the employee has not substantially performed the employee’s duties, and the employee fails to remedy such failure within ten (10) calendar days after receiving such notice;

(ii)	An employee is convicted (by trial, plea of guilty or plea of nolo contendere) for committing an act of fraud, embezzlement, theft, or other act constituting a felony;

(iii)

An employee willfully engages in gross misconduct or willfully violates a Company or a subsidiary policy which is materially and demonstrably injurious to the Company and/or a subsidiary after a written demand to cease such misconduct or violation has been delivered by the Company to the employee that specifically identifies the manner in which the Company believes that the employee has violated this Paragraph (iii), and the employee fails to cease such misconduct or violation and remedy any injury suffered by the Company or the subsidiary as a result thereof within thirty (30) calendar days after receiving such notice. However, no act or failure to act, on the employee’s part shall be considered “willful” unless done, or omitted to be done, by the employee not in good faith and without reasonable belief that the employee’s action or omission was in the best interest of the Company or the subsidiary; or

(iv)	An employee commits a material breach of any noncompetition, confidentiality or similar agreement with the Company or a subsidiary, as determined under such agreement.

(1) Upon the termination of the engagement of the Chisholm Companies by the Company pursuant to the Service Agreement and the employment of Mr. Chisholm pursuant to his employment agreement by the Company for Cause or by the Chisholm Companies for Good Reason, (a) the Chisholm Companies would be entitled to receive severance compensation equal to two hundred percent of base compensation and target bonus in effect for the year in which termination occurs, and (b) Mr. Chisholm will be entitled to accelerated vesting of all unvested stock options and RSAs. Upon the termination of the engagement of the Chisholm Companies by the Company pursuant to the Service Agreement and the employment of Mr. Chisholm pursuant to his employment agreement by the Company because of Mr. Chisholm’s death or disability, Mr. Chisholm would be entitled to receive accelerated vesting of certain unvested stock options and RSAs as provided in the individual grant agreements.

(2) Upon termination of employment of Mr. Fisher (a) three months before or six months after a Change in Control either without cause or by the employee for good reason, Mr Fisher would be entitled to receive (i) two-thirds of the sum of his annual base salary and target bonus in effect for the year in which the termination date occurs annualized over the period from the termination date until the expiration date of the contract and (ii) the accelerated vesting of all unvested stock options and RSAs. If employment of Mr. Fisher were to be terminated (b) by Mr. Fisher for good reason or (c) by the Company without cause, Mr. Fisher would be entitled to receive (i) severance equal two-thirds of his annual base salary and target bonus in effect for the year in which the termination occurred, (ii) coverage at Company expense under the employee health insurance plan for eight months, as well as (iii) the accelerated vesting of certain unvested stock options and RSAs as provided in the individual grant agreements. If employment of Mr. Fisher were to be terminated as a result of (d) Mr. Fisher’s death, Mr. Fisher’s estate would receive the accelerated vesting of certain unvested stock options and RSAs as provided in the individual grant agreements. Upon a termination of the contract due to (e) the disability of Mr. Fisher, he would be entitled to receive the accelerated vesting of certain unvested stock options and RSAs as provided in the individual grant agreements.

(3) Upon termination of employment of Mr. Reeves (a) three months before or six months after a Change of Control either without cause of by the employee for any reason, Mr. Reeves would be entitled to receive (i) two-thirds the sum of his annual base salary and target bonus in effect for the year in which the termination date occurs annualized over the period from the termination date until the expiration date of the contract and (ii) accelerated vesting of all unvested stock options and RSAs. If employment of Mr. Reeves were to be terminated (b) by Mr. Reeves for good reason or (c) by the Company without cause, Mr. Reeves would be entitled to receive (i) severance equal two-thirds of his annual base salary and target bonus in effect for the year in which the termination occurred, (ii) coverage at Company expense under the employee health insurance plan for twenty four months, as well as (iii) the accelerated vesting of certain unvested stock options and RSAs as provided in the individual grant agreements. If employment of Mr. Reeves were to be terminated as a result of (d) death, Mr. Reeves’ estate would receive the accelerated vesting of certain unvested stock options and RSAs as provided in the individual grant agreements. Upon a termination of the contract due to (e) the disability of Mr. Reeves would be entitled to receive the accelerated vesting of certain unvested stock options and RSAs as provided in the individual grant agreements.

(4) Upon termination of employment of Mr. Walton (a) by the Company without Cause, by Mr. Walton for good reason prior to the Expiration date, Mr. Walton is entitled to receive (i) severance compensation equal to 75% of his annual base salary and target bonus in effect for the year in which the termination occurs and (ii) the accelerated vesting of certain unvested stock options and RSAs as provided in the individual grant agreements or (b) because of his death, or disability, Mr. Walton would be entitled to receive (i) base salary earned payable through the date of termination, and (ii) the accelerated vesting of certain unvested stock options and RSAs as provided in the individual grant agreements.

(5) Mr. Snively did not have an effective employment agreement on December 31, 2013. He is therefore entitled to no severance payments and did not have any equity granted as of 12/31/2013 for the purposes of this calculation.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Meeting Attendance

During 2013, the Board held 10 meetings of the full Board and 17 meetings of committees. The Corporate Governance and Nominating Committee held 3 meetings, the Compensation Committee held 8 meetings and the Audit Committee held 6 meetings. Each director attended at least 75% of the aggregate number of meetings of the Board and committees of the Board on which they served from the respective dates of their appointments.

The Company does not have a formal policy requiring members of the Board to attend the Annual Meeting, although all directors are strongly encouraged to attend. Of the Directors then in office, Messrs. Chisholm, Cooper, Hern, McGuire and Reiland attended the last Annual Meeting of Stockholders.

Executive Sessions

Pursuant to the Company’s Corporate Governance Guidelines, non-management directors of the Board are required to meet on a regularly scheduled basis without the presence of management. The Lead Director chairs these sessions. During 2013, the non-management directors met in 5 executive sessions without management present.

Director Independence

The Board has determined that each of the current directors except for Mr. Chisholm is independent as that term is defined by rules of the NYSE and, in the case of the Audit Committee, the Securities and Exchange Commission (the “SEC”). Mr. Chisholm is not an independent director since he is currently the President and Chief Executive Officer of the Company.

None of the non-employee directors have any relationship with the Company other than as a director and stockholder, or any transaction or arrangement that interferes with each director’s independence.

Risk Management

The Board has an active role, as a whole and at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of financial risks. The Corporate Governance and Nominating Committee manages risks associated with Board independence and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about all identified Company risks.

Board Committees

The Board has established an Audit Committee, a Corporate Governance and Nominating Committee and a Compensation Committee. The Audit, Corporate Governance and Nominating and Compensation committees are composed entirely of independent directors as defined under the New York Stock Exchange Listed Company Manual and the Company’s Corporate Governance Guidelines.

The following table shows the committees on which each director serves. “C” indicates that the director serves as the chair of the committee.

Director	Audit	Corporate Governance and Nominating	Compensation
John S. Reiland	C	X	X
Kenneth T. Hern	X	C	X
L. Melvin Cooper	X	X	X
L.V. “Bud” McGuire		X	C
Carla S. Hardy		X	X
Ted D. Brown		X

Audit Committee

The Audit Committee held 6 meetings in 2013. The Audit Committee’s primary functions are to:

•    Appoint, determine funding for, oversee and replace (subject to stockholder ratification, if applicable) a firm of independent auditors to audit our financial statements;

•    Pre-approve all audit and non-audit services provided by our independent auditors;

•    Evaluate the qualifications, performance and independence of our independent auditors, and ensure the rotation of the lead (or concurring) audit partner;

•    Obtain and review a report of our independent auditors, at least annually, regarding compliance with their internal quality-control procedures;

•    Discuss with our independent auditors the overall scope and plans for their respective audits;

•    Discuss with management and our independent auditors the adequacy and effectiveness of the Company’s accounting and financial controls;

•    Meet with our independent auditors to discuss the conduct and findings of their respective audits;

•    Meet and review with management and our independent auditors the Company’s financial statements and the associated disclosures to be included in quarterly and annual reports to be filed with the SEC;

•    Discuss with management and our independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;

•    Discuss periodically with management the Company’s plan with regards to issuing earnings press releases and providing financial information and earnings guidance to analysts and rating agencies;

•    Review any disclosures by the Company’s officers and other employees regarding significant deficiencies in the design and operation of the Company’s internal controls; and

•    Establish procedures for receiving and responding to concerns regarding accounting, internal accounting controls and auditing matters.

Each member of the Audit Committee, as of the date of this Proxy Statement (Messrs. Reiland, Hern and Cooper) is financially literate and has accounting or financial management expertise. Messrs. Reiland, Hern and Cooper are audit committee financial experts as defined in Item 407 (d)(5) of Regulation S-K under the Exchange Act, rule 10A-3 under the Exchange Act, the New York Stock Exchange Listed Company Manual and the Company’s Corporate Governance Guidelines. The Board has adopted a charter for the Audit Committee, a copy of which is available on our website (www.flotekind.com) and in print to any stockholder who requests it.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee met 3 times in 2013. The Corporate Governance and Nominating Committee’s primary functions are to:

•    Review, at least annually, the structure of the Board to assure that the proper skills and experience are represented on the Board;

•    Recommend to the full Board candidates to fill vacancies on the Board as they occur;

•    Recommend, prior to each annual stockholder meeting, a slate of nominees for election or reelection as directors by the stockholders at the annual meeting;

•    Identify individuals qualified to serve as potential Board members, consistent with criteria approved by the Board;

•    Select, evaluate, retain, and where appropriate, terminate any search firm to be used to identify qualified director candidates;

•    Evaluate current directors for re-nomination to the Board or re-appointment to any Board committees, and assess the performance of such directors;

•    Periodically review the composition of the Board and its committees in light of the current challenges and needs of the Board, the Company and each committee of the Board, and determine whether it may be appropriate to add or remove individuals;

•    Consider rotation of the Chairman and members of the committees of the Board;

•    Consider candidates to serve as Board members that are submitted by stockholders of the Company;

•    Periodically make recommendations to the Board with respect to the size of the Board;

•    Review criteria and policies relating to director independence, service and tenure;

•    Recommend to the Board the membership of the Audit and Compensation Committees, including their Chairpersons;

•    Periodically make recommendations to the Board with respect to the compensation of Board members;

•    Make recommendations to the Board regarding corporate governance matters and practices, including formulating and periodically reviewing Corporate Governance Guidelines to be adopted by the Board;

•    Develop and recommend to the Board the Company’s Corporate Governance Guidelines and at least annually, review and reassess the adequacy of such Corporate Governance Guidelines and recommend any proposed changes to the Board;

•    Be responsible for any tasks assigned to the Corporate Governance and Nominating Committee in the Company’s Corporate Governance Guidelines;

•    Oversee compliance with the Company’s Corporate Governance Guidelines and Code of Business Conduct and Ethics and report on such compliance to the Board;

•    Review and consider any requests for waivers of the Company’s Corporate Governance Guidelines or Code of Business Conduct and Ethics for the Company’s directors, executive officers and other senior financial officers, and make a recommendation to the Board with respect to such request for a waiver;

•    Review potential conflicts of interest involving directors and determine whether such director or directors may vote on any issue as to which there may be a conflict;

•    Review all related party transactions and determine whether such transactions are appropriate for the Company to undertake and, if so, approve such transactions;

•    Review periodically with the Company’s counsel, in light of changing conditions, new legislation and other developments, the Company’s Code of Business Conduct and Ethics and make recommendations to the Board for such changes as the Corporate Governance and Nominating Committee shall deem appropriate; and

•    Review executive development and executive succession plans, including succession planning strategies for the Company’s senior management positions.

When identifying and evaluating candidates, the Corporate Governance and Nominating Committee first determines whether there are any evolving needs of the Board that require an expert in a particular field. The Corporate Governance and Nominating Committee may retain a third-party search firm to assist the Committee in locating qualified candidates that meet the needs of the Board at that time. Generally, a retained search firm would provide information on a number of candidates, which the Corporate Governance and Nominating Committee would discuss. The Corporate Governance and Nominating Committee Chairman and some or all of the members of the Corporate Governance and Nominating Committee will interview potential candidates that meet the needs of the Board, possess the qualifications sought, and meet the independence standards required by the NYSE and as set forth by the Company’s Corporate Governance Guidelines. The Corporate Governance and Nominating Committee will then recommend the nomination of candidates to the Board. Director nominees may be identified by the Corporate Governance and Nominating Committee through current board members, officers, stockholders or other persons.

Any stockholder desiring to submit a nomination to the Board should send the recommendation in writing, together with appropriate background and contact information, to the Secretary of the Company at the address of the Company’s principal executive offices. The Board has not established formal minimum qualifications for a director nominee and evaluates any nominee, including those recommended by stockholders, on a case-by-case basis. The Board has adopted a charter for the Corporate Governance and Nominating Committee, a copy of which is available on our website (www.flotekind.com) and in print to any stockholder who requests it.

Compensation Committee

The Compensation Committee held 8 meetings in 2013. The Compensation Committee’s primary functions are to:

•    Adopt compensation policies and programs that are consistent with corporate strategy and meet all legal requirements regarding reporting and administration of compensation matters;

•    Establish, in conjunction with executive management, the overall compensation strategy of the Company and review such strategy at least annually for alignment with the Company’s business strategy and with similar programs offered by the Company’s competitors;

•    Oversee the compensation and benefits programs applicable to all employees of the Company;

•    Adopt, amend or terminate corporate incentive programs (including short-term and long-term incentive and other similar programs), including establishment of performance standards, and determine the funding of such programs relative to previously established performance standards;

•    Review the Company’s employee benefit plans, including retirement and savings plans, and either recommend plan changes to the Board or amend such plans as appropriate;

•    Recommend to the Board the adoption of any new Company employee benefit plan or the termination of any existing employee benefit plan, as appropriate;

•    Review at least annually the Company’s investment strategies around and performance of the Company’s 401(k) plans;

•    Review and approve at least annually corporate goals and objectives relevant to compensation of the Company’s executive officers and evaluate each executive officer’s performance in light of such goals and objectives;

•    Either as a Compensation Committee or in conjunction with the other independent directors (as directed by the

Board), adopt a compensation strategy and determine and approve each executive officer’s salary, bonuses, and other compensation based on the strategy and the evaluation of each executive officer’s performance and considering the results of the most recent shareholder advisory vote on executive compensation;

•    Regarding individual officers’ compensation, consider a number of factors that include but are not limited to the Company’s financial and operational performance, relative shareholder return, the value of similar incentive awards to executives at comparable companies and awards given in past years and the results of the most recent shareholder advisory vote on executive compensation;

•    Annually review and approve the annual base salaries and annual short-term and long-term incentive opportunities of the executive officers;

•    Periodically review and approve the following as they affect executive officers: elements of compensation other than salaries and annual incentives; employment and severance agreements; change-in-control agreements and change-in-control provisions affecting any element of compensation or benefits; and any special or supplemental compensation and benefits for the executive officers and individuals who formerly served as executive officers;

•    Award equity-based awards to executive officers and to other employees of the Company pursuant to any plans approved by the Board which by its terms provide for administration by the Compensation Committee;

•    Make recommendations to the Board with respect to the compensation of Board members;

•    Assure that all compensation policies and programs comply with applicable laws and regulations;

•    Review and approve annual performance goals for performance-based compensation that is intended to be tax deductible under Section 162(m) of the Internal Revenue Code, determine whether the performance goals and objectives are attained and certify the level of attainment as applicable;

•    Review the Company’s compensation policies and practices to determine whether they encourage excessive risk-taking, discuss annually the relationship between risk management policies and practices and compensation, and evaluate compensation policies and practices that could mitigate any such risk;

•    Consider the factors affecting independence set forth in Section 303A.05(c)(iv) of the NYSE Listed Company Manual when selecting or soliciting advice from any external legal counsel, compensation consultants or other advisor, and evaluate whether any compensation consultant retained or to be retained by it has any conflict of interest in accordance with Item 407(e)(3)(iv) of Regulation S-K;

•    Review and approve the frequency that should be recommended to the Company’s shareholders with respect to how often the Company shall hold a shareholder advisory vote on executive compensation (“Say on Pay Vote”); review and approve the frequency with which the Company should submit to the shareholders a Say on Pay Vote, taking into consideration any prior Say on Pay Vote on the frequency with which the Company shall hold a Say on Pay Vote; and review the results of the most recent Say on Pay Vote when considering whether to make any adjustments to the Company’s executive compensation policies and practices;

•    Review and discuss the Company’s Compensation Discussion and Analysis (“CD&A”) and the related executive compensation information and recommend that the CD&A and related executive compensation information be included in the Company’s proxy statement and annual report on Form 10-K as required by the rules and regulations of the Securities and Exchange Commission;

•    Approve the Compensation Committee report on executive officer compensation included in the Company’s proxy statement or annual report on Form 10-K as required by the rules and regulations of the Securities and Exchange Commission;

•    Receive reports on compensation and benefits applicable to all employees; and

•    Oversee the Company’s compliance with, and take any other actions as may be required from time to time by, applicable law, the rules of the NYSE, the rules and regulations of the Securities and Exchange Commission, the Bylaws or the Board, including any requirement that shareholders approve equity compensation plans.

The Board has adopted a charter for the Compensation Committee, a copy of which is available on our website (www.flotekind.com) and in print to any stockholder who requests it.

Director Compensation

Compensation of non-employee directors is determined by the Board based upon recommendations prepared by the Compensation Committee. Effective in March 2012, the compensation program for non-employees directors provides each non-employee director will be paid an annual retainer of $40,000 and receive $2,000 for each meeting of the Board attended and $1,000 for each committee meeting attended. The Chairman of the Audit Committee is paid an annual retainer of $24,000, the Chairman of the Compensation Committee is paid an annual retainer of $12,000, the Chairman of the Corporate Governance and Nominating Committee is paid an annual retainer of $12,000 and the Lead Director is paid an annual retainer of $20,000. All directors are reimbursed for reasonable expenses incurred in connection with their service on our Board.

Each non-employee director is also granted restricted stock awards annually with a fair value equal to approximately $120,000 based on a fair market value as of the date of grant. These shares vest over a one year period.

The following table details the compensation in 2013 of the non-employee directors:

Name	Board Retainer (1)	Committee Chair Retainer (1)	Meeting Fees (1)	Restricted Stock Awards (2)(3)	Total
L. Melvin Cooper	$40,000	$—	$38,000	$119,983	$197,983
Kenneth T. Hern	$62,000	$12,000	$37,000	$119,983	$230,983
L.V. McGuire	$40,000	$12,000	$33,000	$119,983	$204,983
John S. Reiland	$40,000	$24,000	$38,000	$119,983	$221,983
Carla Schulz Hardy	$24,887	$—	$15,000	$119,983	$159,870
Ted D. Brown	$5,333	$—	$2,000	$119,992	$127,325
Richard O. Wilson (4)	$15,220	$—	$19,000	$—	$34,220

(1)    Represents non-employee director’s fees earned in 2013.

(2)    Represents the grant date fair value of restricted stock awards made pursuant to the Company’s 2010 Long-Term Incentive Plan. These amounts are for awards granted during the 2013 fiscal year and reflect the amount of compensation for a full fiscal year based on the vesting terms of the awards and the fair value of the awards on the date of grant. The annual grants to Messrs. Hern, Reiland, McGuire, Cooper, and Hardy on May 17, 2013 and to Messr. Brown on November 12, 2013 are expensed from the grant date until May 16, 2014.

(3)    The following restricted stock awards were outstanding at December 31, 2013: L. Melvin Cooper – 13,531; Kenneth T. Hern – 17,447; L.V. McGuire – 13,531; John S. Reiland – 17,447; Carla Schulz Hardy – 6,864; and Ted D. Brown – 5,859.

(4)    Mr. Wilson retired from the Board during 2013 after 10 years of service to the Company.

Compensation Risk

The role of the Compensation Committee in risk oversight includes review of risks arising from our compensation policies, practices and programs as well as the mitigating controls, to determine whether any such risks are material to the Company. The Compensation Committee has reviewed these matters and believes that the mix of compensation elements and the design of those elements along with sound governance practices do not encourage employees to take excessive risks that might have a material adverse effect on us. Specifically:

•    The Company has strong internal financial controls that are assessed by the Company’s independent public accountants annually in addition to their audits of the Company’s financial statements.

•    Base salaries are consistent with market practice and employees’ responsibility so that employees are not motivated to take excessive risks to attain a reasonable level of financial security.

•    The determination of incentive awards is based on well-defined financial measures. There is a maximum cash incentive opportunity for each Named Executive Officer, and the Committee retains discretion to adjust bonuses to eliminate anomalous or inappropriate outcomes.

•    Long-term incentives are designed to provide appropriate awards for successful long-term outcomes, and effectively align realized compensation with returns realized by investors.

Other Board and Committee Items

Code of Business Conduct and Ethics

The Code of Business Conduct and Ethics of the Company applies to our directors, executive officers and to all other employees and is available on our website (www.flotekind.com) and in print to any stockholder who requests it.

Compensation Committee Interlocks and Insider Participation

Messrs. Hern, Reiland, McGuire, Cooper and Hardy served on the Compensation Committee during 2013. No current member of the Compensation Committee is a current or former officer or employee of the Company or had any relationship requiring disclosure under applicable SEC rules. Additionally, none of the Company’s executive officers served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the Company’s Compensation Committee.

Transactions with Related Persons

The Company recognizes that related person transactions can present potential or actual conflicts of interest and it is the Company’s preference that related person transactions are avoided as a general matter. However, the Company also recognizes that there are situations, including certain transactions negotiated on an arm’s length basis, where related person transactions may be in, or may not be inconsistent with, the best interests of the Company and its stockholders. Therefore, the Corporate Governance and Nominating Committee of the Board will review, ratify or approve, as necessary, any related person transaction prior to the transaction being entered into, or ratify any related person transaction that has not been previously approved, in which a director, executive officer, five percent owner or immediate family member of any such person has a material interest.

During 2013, the Company did not participate in any transactions in which any of the director nominees, executive officers, nor any of their immediate family members, had a direct or indirect material interest.

Board Leadership Structure

Mr. Chisholm, the Company’s President and Chief Executive Officer, has served as Chairman of the Board since July 13, 2010. The Chairman is presiding director at each of the Company’s Board meetings. The Board believes that the Company’s President and Chief Executive Officer is best situated to serve as Chairman because he is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategic development. The Company’s independent directors bring experience, oversight and expertise from outside the company and industry, while the President brings company-specific experience and expertise. The Board believes that the combined role of Chairman of the Board and President/Chief Executive Officer promotes strategic development and execution, and facilitates information flow between management and the Board, which are essential to effective governance.

One of the key responsibilities of the Board is to develop strategic direction and hold management accountable for the execution of the strategy developed. The Board believes the combined role of Chairman and President/Chief Executive Officer is consistent with the best interests of stockholders as it provides the appropriate balance between strategic development and independent oversight of management.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules issued thereunder, the Company’s directors and executive officers are required to file with the SEC reports of ownership and changes in ownership of Common Stock. Copies of such forms are required to be filed with the Company. Based solely on its review of copies of such reports furnished to the Company, the Company believes that the directors and executive officers were in compliance with the filing requirements of Section 16(a) during the most recent fiscal year, except that (1) Mr. Chisholm did not timely file two Form 4s in 2013 each reflecting one transaction, (2) Mr. Reeves did not timely file two Form 4s in 2013 each reflecting one transaction, (3) Mr. Fisher did not timely file one Form 4 in 2013 reflecting one transaction, (4) Ms. Kokenge, who resigned as Chief Accounting Officer in January 2013, did not timely file one Form 4 in 2013 reflecting one transaction (5) Ms. Hardy did not timely file one Form 4 in 2013 reflecting one transaction and inadvertently excluded shares on one Form 3 in 2013 which were included in a subsequent Form 3/A and (6) Mr. Snively inadvertently excluded shares on one Form 3 in 2013 which were included in a subsequent Form 3/A.

PROPOSAL 2: APPROVAL OF THE 2014 LONG-TERM INCENTIVE PLAN

On April 14, 2014, our Board of Directors adopted the Company’s 2014 Long-Term Incentive Plan (the “Plan”), subject to stockholder approval. We are asking you to approve the Plan, which will make 2,700,000 shares of our Common Stock available for the granting of awards under compensatory arrangements and incentives permitted by the Plan. Based on our historic and projected future usage patterns, the Compensation Committee estimates that the shares available under the Plan will be sufficient to provide grants for the next three years.

The material features of the Plan are more fully described below. In addition to making 2,700,000 shares of our Common Stock available for the granting of awards, the Plan includes provisions that (i) prohibit repricing of options and stock appreciation rights without stockholder approval, except in connection with an adjustment involving a corporate transaction or similar event, (ii) specify language regarding “clawback” or recoupment policies regarding Plan awards, and (iii) prohibit increasing the number of shares available for award for forfeiture or cancellation of awards, shares tendered in payment of the exercise price of an option, shares tendered to satisfy tax withholding or other obligations, and/or shares repurchased by the Company, whether with option proceeds or otherwise.

Purpose of the Plan

The purpose of the Plan is to assist us in attracting, retaining and motivating employees, officers, directors and service providers by rewarding, and providing financial incentives for, individual performance. Additionally, the Plan allows us to offer our employees, officers, directors and service providers the opportunity to acquire and increase their proprietary interest in the Company, thereby more closely aligning their interests with those of our stockholders.

Prior Stockholder Approvals

The Company’s stockholders approved the 2010 Long-Term Incentive Plan with 4,000,000 shares at our 2010 Annual Meeting of Stockholders. The Company’s stockholders approved an amendment to the 2010 Long-Term Incentive Plan, adding 2,000,000 shares available under this plan, at our 2011 Annual Meeting of Stockholders.

Equity Compensation Plan Information

The following table summarizes equity compensation plan information as of December 31, 2013.

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	3,107,273	$8.28	298,486
Equity compensation plans not approved by security holders	—	—	—

Total	3,107,273	$8.28	298,486

(1)	Does not include 2,700,000 shares that will become available for issuance under the 2014 Long-Term Incentive Plan upon stockholder approval of Proposal 2.

At December 31, 2013, 298,486 shares of our Common Stock remain available for future issuance.

Historic Usage of Shares for Awards

During 2012 and 2013, shares awarded under the 2010 Long-Term Incentive Plan were as follows:

	2012			2013
Participant	Shares		%	Shares		%
Named Executive Officers	549,675	(1)	46.8%	502,664	(3)	45.0%
Other Officers	44,502	(2)	3.8%	82,498	(4)	7.4%
Non-employee Directors	107,530		9.2%	40,179		3.6%
Employees	472,321		40.2%	492,476		44.0%

Total	1,174,028		100.0%	1,117,817		100.0%

(1)	Includes 203,341 shares to increase the long-term incentive award from target to maximum shares.
(2)	Includes 8,435 shares to increase the long-term incentive award from target to maximum shares.
(3)	Includes 207,811 shares to increase the long-term incentive award from target to maximum shares.
(4)	Includes 36,540 shares to increase the long-term incentive award from target to maximum shares.

Burn Rate Commitment

In connection with the approval by stockholders of the 2014 Long-Term Incentive Plan, the Company commits to cap its average annual burn rate at 2.85% over the next three fiscal years (2014, 2015 and 2016). In calculating compliance with this maximum burn rate commitment, “burn rate” is defined as the number of shares subject to stock awards granted in a fiscal year divided by the weighted average number of shares of common stock outstanding (basic) during the fiscal year. For purposes of calculating the number of awards granted in each of the next three fiscal years, (a) awards of stock options and stock appreciation rights will count as one share, and (b) awards of restricted stock, restricted stock units or other full value awards will count as 1.5 shares.

Any awards that are assumed or substituted in acquisitions will be excluded from the burn rate calculations.

New Plan Benefits

There are an insufficient number of shares remaining under previously approved long-term incentive plans to provide for competitive long-term incentive awards for the Company’s key senior management.

The following table presents the award of restricted stock units by our Compensation Committee on March 27, 2014.

Participant	Number of Restricted Stock Units
John W. Chisholm	74,258
Steven A. Reeves	27,857
H. Richard Walton	24,311
Joshua A. Snively, Sr.	26,164
Other Officers	23,537
Non-employee Directors	—
Employees	—

Total restricted stock units	176,127

Each of the persons in the table above was issued restricted stock units, subject to stockholder approval of the 2014 Long-Term Incentive Plan. The number of units converts to the same number of shares if the 2014 performance targets are met (176,127 shares), and would double if the maximum award was achieved (352,254 shares).

Stockholder Vote

We are asking stockholders to approve the adoption of the Flotek Industries, Inc. 2014 Long-Term Incentive Plan (the “Plan”), the material terms of which are more fully described below. Our Board of Directors approved the Plan on April 14, 2014, subject to the stockholder approval solicited by this proxy statement.

The named executive officers of the Company have been granted restricted stock units, as presented above, under the Plan, which will be forfeited unless they become effective upon the stockholder approval solicited by this Proxy Statement.

We currently have grants outstanding under the 2003 Long-Term Incentive Plan, 2005 Long-Term Incentive Plan, 2007 Long-Term Incentive Plan and 2010 Long-Term Incentive Plan (collectively, the “Existing Plans”), which will remain in effect in accordance with their terms, and we will continue to grant awards under the Existing Plans. As of March 27, 2014, there were approximately 197,116 shares authorized, but not subject to outstanding awards, under the Existing Plans. The Existing Plans will remain in place for purposes of governing current outstanding awards and any additional grants made pursuant to the Existing Plans.

The following summary of the material features of the Plan is qualified in its entirety by reference to the full text of the Plan, which is incorporated herein by reference to Exhibit A to this Proxy Statement.

Description of the Plan

Eligibility and Available Awards

The Plan provides for the grant of incentive stock options and non-qualified stock options (collectively, “stock options”), restricted stock, restricted stock units, stock appreciation rights, phantom stock, and other stock or performance based awards (each, an “Award”).

All employees and service providers of the Company or of any affiliate (as defined in the Plan) of the Company and non-employee directors of the Company are eligible to receive grants of Awards under the Plan. However, incentive stock options may be granted only to employees. Further, non-qualified stock options and stock appreciation rights may only be granted to employees and service providers of the Company or entities in a chain of corporations in which the Company has a controlling interest and to non-employee directors of the Company. The selection of eligible individuals to whom Awards will be granted is within the discretion of the Compensation Committee. It is currently expected that all of our employees will participate in the Plan, along with all non-employee directors who serve on the Company’s Board of Directors.

Administration

The Plan is administered by the Compensation Committee of our Board of Directors, unless the Board of Directors appoints another committee for such purpose. No member of the Compensation Committee shall vote or act upon any matter relating solely to himself. Grants of Awards to members of the Compensation Committee must be ratified by the Board of Directors.

Subject to the provisions of the Plan, the Compensation Committee will (i) select the eligible individuals to whom Awards may be granted; (ii) determine the type, amount, terms, restrictions and conditions of Awards; (iii) determine the time or times at which Awards shall be granted and the number of shares of common stock subject to each Award; (iv) amend, modify, extend, cancel or renew any Award or waive any restrictions or conditions applicable to any Award or any shares of common stock acquired pursuant thereto; (v) interpret the Plan and all Awards under the Plan; (vi) make, amend and rescind such rules as it deems necessary for the proper administration of the Plan; (vii) correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award under the Plan in the manner and to the extent that it deems desirable to effectuate the Plan; (viii) determine the fair market value of shares of common stock; (ix) approve one or more forms of Award agreement; (x) determine whether an Award will be settled in shares of common stock, cash, or any combination thereof; (xi) accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a participant’s termination of service; (xii) prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or adopt sub-plans or supplements to, or alternative versions of, the Plan, including with limitation, as the Compensation Committee deems necessary or desirable to comply with the laws of, or to accommodate the laws, regulations, tax or accounting effectiveness, accounting principles or custom of, any foreign jurisdiction whose citizens may be granted Awards; and (xiii) make all other determinations necessary or advisable for the administration of the Plan. Any action taken or determination made by the Compensation Committee or the Board of Directors pursuant to the Plan will be binding on all parties. No member of the Board of Directors or the Compensation Committee will be liable for any action or determination made in good faith with respect to the Plan or an Award granted thereunder.

Our Board of Directors may amend, suspend or terminate the Plan at any time without prior notice to or consent of any person; provided, however, except as specifically permitted under the Plan, in connection with a change of control, no amendment (other than any amendment the Board deems necessary in order to permit Awards to meet the requirements of the Code, or other applicable laws, or to prevent adverse tax consequences to the participants), suspension or termination of the Plan may, without the consent of the holder of an Award, terminate such Award or adversely affect such person’s rights with respect to such Award in any material respect unless or to the extent specified in the Award itself. However, no amendment shall be effective prior to its approval by the stockholders, to the extent such approval is required by (i) applicable legal requirements or (ii) the requirements of any securities exchange on which the Company’s stock may be listed.

Stock Available for Issuance

Upon stockholder approval of the Plan, the maximum number of shares of common stock that may be issued under the Plan will be 2,700,000 shares, subject to adjustment as provided in the Plan.

Each share of common stock that is the subject of an Award granted under the Plan may be made available from authorized but unissued shares, treasury stock or shares of common stock acquired in the open market. No fractional shares shall be issued under the Plan. Each share of common stock that is the subject of an Award, including each share underlying an Award that is measured by shares but that is intended to be settled in cash, shall be charged against the maximum share limitations at the time the Award is granted and may not again be made subject to Awards under the Plan pursuant to such limitations. Without limiting the generality of the foregoing, the number of shares of common stock remaining available for an Award under the maximum share limitations, as reduced for charges in respect of Awards made from time to time, shall not be increased (nor shall prior charges be reversed) for, among other things, shares of common stock (i) not issued and that cease to be issuable for any reason, including, but not limited to, forfeiture, revocation, cancellation or amendment of an Award or the settlement of an Award, in whole or in part, by the payment of cash, (ii) tendered in payment of the exercise price of any stock option, (iii) tendered to, or withheld by, us to satisfy tax withholding or other obligations, and/or (iv) repurchased by us, whether with stock option proceeds or otherwise.

Award Limits

Upon stockholder approval of the Plan, the maximum number of shares of common stock that may be issued under the Plan pursuant to an exercise of incentive stock options is 2,700,000 shares. The maximum number of shares of common stock subject to stock options and stock appreciation rights (combined) awarded to any one participant pursuant to the Plan in any calendar year shall not exceed 1,000,000 shares. The maximum number of shares of common stock which may be subject to Awards of restricted stock made to any one participant pursuant to the Plan in any calendar year shall be 500,000 shares. The maximum amount of compensation which may be paid to any participant in any calendar year pursuant to Awards of restricted stock units shall not exceed $2,000,000. The maximum amount of compensation which may be paid to any participant in any calendar year pursuant to Awards of phantom stock under the Plan shall not exceed the fair market value (determined as of the date of vesting) of 1,000,000 shares of common stock. The maximum amount of compensation that may be paid to any participant in any calendar year pursuant to other stock or performance based awards under the Plan, (i) if the compensation under the other stock or performance based awards is denominated under the award agreement only in terms of shares of common stock or a multiple of the fair market value per share of common stock, shall not exceed the fair market value (determined as of the date of vesting) of 1,000,000 shares of common stock; or (ii) in all other cases, shall not exceed $2,000,000. The maximum amount of compensation any participant can be paid in any calendar year pursuant to Awards that are intended to comply with the requirements of Section 162(m) of the Code (and are designated as such) shall not exceed $2,000,000. The foregoing limitations on the numbers of shares of common stock that may be issued and that may be subject to Awards are subject to adjustment, as provided in the Plan.

Adjustments Upon Changes in Capitalization or Reorganization

Upon a merger, recapitalization, reclassification, stock split, payment of stock dividend, consolidation of shares, combination of shares or the like that results in the outstanding shares being changed into or exchanged for a different kind of shares or other securities, the Board will adjust any or all of the following: (a) the remaining number of authorized shares of common stock with respect to which Awards may be granted, (b) the number of shares of common stock subject to each and all outstanding Awards, (c) the exercise price, grant price or other similar value with respect to an Award, (d) the performance goals applicable to any outstanding Awards intended to comply with the requirements of Section 162(m) of the Code (subject to such limitations as appropriate under Section 162(m) of the Code), and (e) any other terms of an Award that are affected by the event, subject to any required action by our stockholders. The Plan does not permit the Compensation Committee to re-price stock options or stock appreciation rights without stockholder approval.

Types of Awards

Stock Options. Stock options entitle the holder to purchase a specified number of shares of common stock at an exercise price per share specified on the date of grant. The Compensation Committee has the authority to grant stock options, specifying the terms and conditions of each stock option (including the time or times at which and the circumstances under which the stock option is exercisable), subject to the terms of the Plan. The Compensation Committee will also have the authority to determine whether stock options granted to employees will be incentive stock options or non-qualified stock options. Unless otherwise provided in the Award agreement, stock options will vest such that 25% of the original number of shares of common stock granted shall vest on each anniversary of the date of grant until the stock option fully vests or is forfeited or expires.

Except as described below, the exercise price at which shares of common stock may be purchased upon the exercise of a stock option will not be less than 100% of the fair market value of our common stock on the date that the stock option is granted. In the case of incentive stock options granted to an employee owning more than ten percent (10%) of the total combined voting power of us and our affiliates, the exercise price at which shares of common stock may be purchased upon the exercise of such incentive stock option shall not be less than 110% of the fair market value of our common stock on the date of grant. The aggregate fair market value of shares of common stock granted pursuant to stock options (determined as of the date the stock option is granted under the Plan (or any other stock option plan of ours or our affiliates)) that become exercisable with respect to an employee for the first time as incentive stock options during any one calendar year cannot exceed $100,000.

Except for grants of incentive stock options to employees owning more than ten percent (10%) of the total combined voting power of us and our affiliates (which stock options may not be exercised later than five years after the date of grant), no stock option may be exercised later than the date which is ten years after the date of grant. To exercise a stock option granted under the Plan, the person entitled to exercise the stock option must provide written notice to us, setting forth the number of shares of common stock with respect to which the stock option is to be exercised, accompanied by full payment for the shares being purchased and any required withholding taxes, unless other arrangements have been made with the Compensation Committee. The payment must be in cash or certified check or by the Company withholding shares otherwise issuable from the exercise of the stock option.

Restricted Stock. Restricted stock is common stock that is subject to forfeiture and such other restrictions as the Compensation Committee may impose, including performance criteria, transfer and repurchase restrictions, and in no event will the term of any such Award exceed ten years. The Compensation Committee has authority and discretion to determine what restrictions apply to the restricted stock and when and how the restrictions of one Award of restricted stock may differ from those of any other Award of restricted stock.

When granted, restricted stock is registered in the name of the participant and left on deposit with, or held in trust or escrow by, us until the restrictions lapse. Unless otherwise provided in the Award agreement, holders of restricted stock have all of the rights of a stockholder, including the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares; provided, however, that unless otherwise provided in the Award agreement, in the case of restricted stock with respect to which vesting is conditioned on performance criteria, other than the continuation of the participant’s employment or service for a fixed or specified duration, holders of restricted stock shall not have the right to receive dividends with respect to such restricted stock until the restricted stock vests, at which time the sum of all dividends on such restricted stock for the restricted period shall be paid without interest. If, prior to the end of the restricted period, the participant forfeits the restricted stock pursuant to the terms of the Plan and of his or her Award agreement, we will have the right to repurchase the participant’s restricted stock for the lesser of (i) its fair market value on the date of forfeiture or (ii) the amount of cash paid therefor, if any. If for any reason the restrictions imposed by the Compensation Committee are not met at the end of the restricted period, the restricted stock will be forfeited by the participant and reacquired by us.

Stock Appreciation Rights. A stock appreciation right entitles a participant to receive (either in cash, common stock, or a combination thereof), upon exercise of the stock appreciation right, the excess of (i) the fair market value per share of common stock on the date of exercise over (ii) an amount equal to the fair market value per share of common stock on the date of grant. The Compensation Committee may provide that the excess may not exceed a specified amount. The Compensation Committee shall determine, at the date of grant, the number of shares of common stock to which the stock appreciation right applies, the time or times at which and the circumstances under which a stock appreciation right may vest and be exercised, the term of the stock appreciation right, subject to a ten year maximum term, and such other terms and conditions as the Compensation Committee may determine.

To exercise a stock appreciation right, the person entitled to exercise the stock appreciation right must provide written notice to us, setting forth the number of shares of common stock with respect to which the stock appreciation right is to be exercised, accompanied by full payment of any required withholding taxes, unless other arrangements have been made with the Compensation Committee.

Restricted Stock Units. An award of a restricted stock unit is a right, subject to satisfaction of terms and conditions as imposed by the Compensation Committee, to receive upon vesting, the value of the number of notional shares vested. The right to receive payment of an award of restricted stock units may be conditioned upon continued employment or achievement of performance goals. Restricted stock unit awards may be payable in cash, shares of common stock, or a combination thereof. The Compensation Committee has the authority to determine the periods of restriction, the amount payable under the award and any other terms and conditions consistent with the Plan. Except as otherwise may be required under Section 409A of the Code, payment of a restricted stock unit award shall occur in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date the restricted stock unit vests.

Phantom Stock. An award of phantom stock is a right, subject to satisfaction of terms and conditions as imposed by the Compensation Committee, to receive, upon vesting, a stated or determinable amount denominated in shares of common stock. The right to receive payment of an award of phantom stock may be conditioned upon continued employment or achievement of performance goals. Phantom Stock awards may be payable in cash, shares of common stock or a combination thereof. The Compensation Committee has the authority to determine the periods of restriction, the number of notional shares of common stock to which the phantom stock award pertains and any other terms and conditions consistent with the Plan. Except as otherwise may be required under

Section 409A of the Code, payment shall occur in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date the phantom stock vests.

Other Stock or Performance Based Awards. An other stock or performance based award is an award the value of which is based in whole or in part by reference to, or based on or related to, a share of common stock or cash as determined by the Compensation Committee to be consistent with the purposes of the Plan. An other stock or performance based award may be payable in cash, shares of common stock, or a combination thereof. The Compensation Committee has the authority and discretion to determine the terms and conditions, if any, of other stock or performance based awards, including any performance criteria covering such Awards, consistent with the Plan. Except as otherwise may be required under Section 409A of the Code, payment or the settlement of other stock or performance based awards shall be made in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date on which vesting occurs.

Awards intended to comply with the requirements of Section 162(m) of the Code. The Plan authorizes the Compensation Committee to grant any Award and provide that such Award shall be granted to comply with the requirements of Section 162(m) of the Code.

The Compensation Committee shall establish the performance goals for a performance period and the amount and terms, in writing, for each Award that is intended to comply with the requirements of Section 162(m) of the Code. Each performance goal shall consist of and incorporate (i) one or more designated business criteria, (ii) the quantitatively determinable level(s), standard(s), degree(s) or range(s) of achievement to be applied to each such business criteria for the performance period, and (iii) the amount of compensation (which shall be objectively determinable under one or more formulas or pre-determined standards) that shall vest under the performance goal for the achievement of each specified business criteria, at the prescribed level(s), standard(s), degree(s) or range(s). Awards granted to comply with the requirements of Section 162(m) of the Code will vest and be paid only if and to the extent vested under the performance goals.

Performance goals may be based on any one or more business criteria on an absolute or relative basis or as compared to the performance of a published index deemed by the Compensation Committee to be applicable to the Company, including, but not limited to, the Standard & Poor’s 500 Standard Index or a group of comparable companies. Performance goals will be established, Awards will be granted and the Award agreement will be provided to the participant and shall become binding at a time when the achievement of or outcome under each applicable performance goal is “substantially uncertain” (within the meaning of Section 162(m) of the Code), and in all events by no later than the earlier of the 90th day of the performance period or the lapse of 25 percent (25%) of the performance period, unless otherwise required or permitted for “performance-based compensation” under Section 162(m) of the Code. Performance goals may differ among participants and Awards.

The business criteria are as follows: (i) stock price; (ii) earnings per share; (iii) increase in revenues; (iv) increase in cash flow; (v) cash flow per share; (vi) increase in cash flow return; (vii) return on net assets; (viii) return on assets; (ix) return on investment; (x) return on capital; (xi) return on equity; (xii) economic value added; (xiii) gross margin; (xiv) net income; (xv) pretax earnings; (xvi) pretax earnings before interest; (xvii) pretax earnings before interest, depreciation and amortization; (xviii) pretax operating earnings after interest expense and before incentives, service fees and extraordinary or special items; (xix) operating income; (xx) total stockholder return; (xxi) debt reduction; (xxii) successful completion of an acquisition, initial public offering, private placement of equity or debt; or (xxiii) reduction of expenses.

The Compensation Committee shall have the discretion to reduce the amount payable under such Award (even if it has otherwise vested under the applicable performance goal) for a participant’s negative conduct or other activities or factors as the Compensation Committee may determine, but it shall not have the authority to either increase the amount payable under such Award above the amount which vests under the performance goals or pay or provide compensation in lieu of the portion of Award that does not so vest. After the end of each performance period, the Compensation Committee will determine and certify, in writing, the amount, if any, of performance awards payable to each participant based upon the achievement of certain established business criteria.

Withholding

We are generally required to withhold tax on the amount of income recognized by a participant with respect to an Award. The Compensation Committee may make such provision for the withholding of taxes as it deems necessary. Withholding requirements may be satisfied by (a) tender of a cash payment to us or (b) withholding of cash payable or of shares of common stock otherwise issuable under an Award.

Amendment of Awards

The Compensation Committee may amend an Award; provided, however, except in the case of a change of control, no amendment of an Award may, without the consent of the participant, adversely affect the participant’s rights with respect to such Award in any material respect.

Clawback

The Plan provides that any Award granted pursuant to the Plan shall be subject to mandatory repayment by the participant to the Company to the extent the participant is, or in the future becomes, subject to any Company “clawback” or recoupment policy implemented by the Company, including any clawback or recoupment policy adopted to comply with the requirements of any applicable law, rule or regulation, or otherwise.

Term of the Plan

The Plan shall terminate ten years after the date of the adoption of the Plan by the Board of Directors, unless earlier terminated by the Board of Directors. No Award may be granted under the Plan after its termination.

Change of Control

Unless otherwise provided in an Award, upon the occurrence of a change in control (defined generally as certain reorganizations, mergers, consolidations, sales of all or substantially all of our assets or liquidations), the Board of Directors may, but is not required to take any one or more of the following actions with respect to Awards: (i) accelerate vesting and the time at which all stock options and stock appreciation rights then outstanding may be exercised; (ii) waive, alter and/or amend the performance criteria and other restrictions and conditions of Awards then outstanding, with the result that the affected Awards may be deemed vested, and any applicable restricted period or other limitations on payment in full with respect thereto shall be deemed to have expired, as of the date of the change of control or such other date as may be determined by the Board of Directors; (iii) cause any acquirer to assume the Plan and the Awards or exchange the Awards for the acquirer’s stock; (iv) terminate the Plan; and (v) terminate and cancel all outstanding unvested or unexercised Awards as of the date of the change of control on such terms and conditions as it deems appropriate.

The Board of Directors will, in connection with a change of control, have the right to require all participants to transfer and deliver to us all Awards previously granted to the participants in exchange for an amount equal to the cash value of the Awards. The cash value of an Award will equal the sum of (i) the cash value of all benefits to which the participant would be entitled upon settlement or exercise of any Award that is not a stock option or restricted stock, and (ii) in the case of a stock option or restricted stock, the excess of the market value per share (as defined in the Plan) over the option price, or the market value per share of restricted stock, as applicable, multiplied by the number of shares as to which such Award is vested.

Termination of the Participant

Except as otherwise provided in an Award agreement, upon a participant’s termination for cause (as defined in the Plan), all unpaid Awards, whether vested or not, shall terminate and be immediately forfeited. Unless otherwise provided in an Award agreement, upon a participant’s termination for any reason other than for cause, including termination due to the participant’s death or disability, any unvested Award outstanding at the time of termination shall terminate and be immediately forfeited. The Board of Directors or Compensation Committee may provide for the continuation of certain Awards, except if such continuation would cause certain adverse tax consequences.

Summary of Certain Federal Income Tax Considerations

The following summary is based on certain applicable provisions of the Code, as currently in effect, and the income tax regulations and proposed income tax regulations issued thereunder. This summary does not purport to cover all federal income tax consequences or any federal employment tax or other federal tax consequences that may be associated with the Plan, nor does it cover state, local or foreign taxes.

Status of Stock Options. Stock options granted under the Plan may be either incentive stock options or non-qualified stock options. Under certain circumstances, an incentive stock option may be treated as a non-qualified stock option. The tax consequences, both to the option holder and to us, differ depending on whether a stock option is an incentive stock option or a non-qualified stock option.

Non-qualified Options. Generally, no federal income tax is imposed on the option holder upon the grant of a non-qualified stock option. If the shares of common stock received by an option holder upon the exercise of a non-qualified stock option are not subject to certain restrictions in the hands of the option holder, then the option holder will be treated as receiving compensation, taxable as ordinary income in the year of exercise. The amount recognized as ordinary income upon such an exercise is the excess of the fair market value of the shares of common stock at the time of exercise over the exercise price paid for such common stock. Subject to the application of Section 162(m) of the Code, as discussed below, we may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as being received by the option holder.

Incentive Stock Options. No federal income tax is imposed on the option holder upon the grant of an incentive stock option. The option holder will recognize no ordinary income for federal income tax purposes upon disposition of stock acquired pursuant to the exercise of an incentive stock option, if the option holder (i) does not dispose of the shares of common stock acquired pursuant to the exercise of an incentive stock option within two years from the date the option was granted or within one year after the shares of common stock were transferred to the option holder (the “Holding Period”), and (ii) is an employee of either (a) the corporation granting the option, (b) the parent corporation or a subsidiary corporation of the granting corporation, or (c) a corporation (or the parent corporation or a subsidiary corporation of such corporation) that has assumed such option of another corporation as a result of a corporate reorganization, merger, or similar transaction. Such employment must continue for the entire time from the date the option was granted until three months before the date of exercise, or twelve months before the date of exercise if employment ceases due to permanent and total disability (as defined in Section 22(e)(3) of the Code). If common stock received upon exercise of an incentive stock option is disposed of after completion of the Holding Period, any difference between the exercise price paid for such common stock and the amount realized on the disposition will be treated as a capital gain or loss. The gain, if any, realized upon such a disposition will be treated as a long-term capital gain. Any loss realized upon such a disposition will be treated as a long-term capital loss. In the case of disposition of shares of common stock following expiration of the Holding Period, we would not be entitled to any deduction in connection with the grant or exercise of the incentive stock option or the disposition of the shares of common stock so acquired.

If, however, an option holder disposes of shares of common stock acquired pursuant to the exercise of an incentive stock option before expiration of the Holding Period (a “Disqualifying Disposition”), the option holder would be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, subject to the application of Section 162(m) of the Code, as discussed below, we may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as being received by the option holder. The amount treated as compensation is the lesser of (i) the excess of the fair market value of the common stock at the time of exercise over the exercise price, or (ii) the excess of the amount realized on disposition over the exercise price. The balance of the gain, if any, realized upon such a disposition will be treated as a long-term or short-term capital gain depending on the holding period. If the amount realized at the time of the disposition is less than the exercise price, the option holder will not be required to treat any amount as ordinary income, provided that the disposition is of a type that would give rise to a recognizable loss. In such event, the loss will be treated as a long-term or short-term capital loss depending upon the holding period. A disposition generally includes a sale, exchange, gift or a transfer of legal title, but does not include certain other transfers, such as by reason of death or a pledge or an exchange of shares described in Section 424(c) of the Code.

Although the exercise of an incentive stock option does not result in current taxable income, there are implications with regard to the Alternative Minimum Tax (“AMT”). The excess of the fair market value of shares of common stock acquired upon exercise of an incentive stock option over the exercise price paid for such shares of common stock is an adjustment to AMT income for the option holder’s taxable year in which such exercise occurs (unless the shares of common stock are disposed of in the same taxable year and the amount realized is less than the fair market value of the shares on the date of exercise, in which event the amount included in AMT income will not exceed the amount realized on the disposition over the adjusted basis of the shares).

Restricted Stock. Generally, the grant of restricted stock will not be a taxable event to the participant, and we will not receive a deduction. Absent an 83(b) election (described below), the participant will be taxed at ordinary income rates when the stock vests (an amount equal to the difference between the fair market value of the stock on the vesting date and the consideration paid, if any, for the shares), and we will receive a corresponding deduction. However, the participant may elect to make an 83(b) election not later than 30 days after the grant of the restricted stock. An 83(b) election is an election permitted under Section 83(b) of the Code that allows the participant to recognize compensation income on the restricted stock at the time of the grant equal to the difference between the fair market value of the stock on the date of grant and the amount paid, if any, for the shares. If the participant makes an 83(b) election, we receive a corresponding deduction at the time of the grant, and the participant is not taxed, nor do we receive any deduction received, upon vesting of the shares. Subject to the application of Section 162(m) of the Code, as discussed below, we may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as being received by the participant.

When the participant sells the shares following vesting, he or she may realize a capital gain if the sales price is greater than his or her basis in the shares. The participant’s basis for this purpose is the fair market value at the time of vesting (if no 83(b) election is made) or at the time of grant (if an 83(b) election is made). We do not receive a deduction upon disposition of the stock by the participant. If, following vesting, the participant sells the shares and the amount realized is more than the participant’s basis in the stock, the participant will recognize a capital gain. If, following vesting, the participant sells the shares and the amount realized is less than the participant’s basis in the stock, the participant will recognize a capital loss. The capital gain or loss will be either short-term or long-term, depending on the holding period of the shares. The holding period commences upon vesting (if no 83(b) election is made) or upon grant (if an 83(b) election is made).

Stock Appreciation Rights. Upon the exercise of a stock appreciation right, if shares are received in settlement of the stock appreciation right, the fair market value of those shares received is recognized as income for federal income tax purposes at the time of exercise of the stock appreciation right. If a participant receives cash upon the exercise of a stock appreciation right, the excess of the fair market value of the number of shares of common stock with respect to which the stock appreciation is exercised over the fair market value of the corresponding number of shares of common stock on the date of grant is recognized as income for federal income tax purposes at the time of exercise. Subject to the application of Section 162(m) of the Code, as discussed below, we may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as being received by the participant.

Restricted Stock Units. In general, a participant who receives a restricted stock unit award will not be taxed on receipt of the Award; instead, upon vesting, the amount paid to the participant (whether in cash, shares, or a combination thereof) denominated in cash will be taxable as compensation to the participant. Subject to the application of Section 162(m) of the Code, as discussed below, we may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as being received by the participant.

Phantom Stock. In general, a participant who receives a phantom stock award will not be taxed on receipt of the Award; instead, upon vesting, the amount paid to the participant (whether in cash, shares, or a combination thereof) equal to fair market value of a share of common stock multiplied by the specified number of notional shares of common stock that have vested will be taxable as compensation to the participant. Subject to the application of Section 162(m) of the Code, as discussed below, we may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as being received by the participant.

Other Tax Considerations

In the event of a change of control of the Company, certain payments in the nature of compensation to certain individuals, if contingent on the change in control, could be nondeductible to us and subject to an additional 20% tax to the participant. Awards under the Plan that are made or that vest or become payable in connection with a change in control may be required to be taken into account in determining whether these penalties apply.

Section 162(m) of the Code places a $1,000,000 cap on the deductible compensation that may be paid to certain executives of publicly traded corporations. Amounts that qualify as “performance based compensation” under Section 162(m)(4)(C) of the Code are exempt from the cap and do not count toward the $1,000,000 limit.

Generally, stock options and stock appreciation rights granted with an exercise or grant price at least equal to the fair market value of the stock on the date of grant will qualify as performance based compensation. Other Awards may or may not so qualify, depending on their terms.

Some Awards granted under the Plan may be considered non-qualified deferred compensation that is subject to special rules and an additional 20% tax to the participant under Section 409A of the Code. The Compensation Committee will generally design and administer such Awards either to be exempt from or to comply with Section 409A of the Code and avoid the imposition of any additional tax under Section 409A of the Code, but is not required to do so. There is no commitment or guarantee that any federal, state, local or foreign tax treatment will apply or be available to any participant with respect to any Award.

Inapplicability of ERISA

Based on current law and published interpretations, we do not believe that the Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Notwithstanding the foregoing, the Plan expressly provides that there is no commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person who participates or is eligible to participate in the Plan.

Plan Benefits

Except as set forth above in the table in the section titled “New Plan Benefits,” information cannot be provided with respect to the number of Awards that will be received by any particular individual employee or group of employees pursuant to the Plan, since the grant of such Awards is within the discretion of the Compensation Committee. All other future grants under the Plan are within the discretion of our Board of Directors or the Compensation Committee and, as such, the benefits of such grants are not currently determinable.

No other incentive compensation has been awarded under the Plan to date. All such awards of restricted stock units made under the Plan will be forfeited unless they become effective upon the stockholder approval solicited by this proxy statement.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of at least a majority of the shares of Common Stock represented at the Meeting is required to approve the Flotek Industries, Inc. 2014 Long-Term Incentive Plan.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY ADOPTED A RESOLUTION SEEKING STOCKHOLDER APPROVAL OF, AND RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF, THE FLOTEK INDUSTRIES, INC. 2014 LONG-TERM INCENTIVE PLAN, WHICH IS DESIGNATED AS PROPOSAL NO. 2 ON THE ENCLOSED PROXY.

PROPOSAL 3: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are providing our stockholders with an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which may be referred to as a “say-on-pay” proposal, is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”).

Our executive compensation program is designed to attract, motivate, and retain our executive officers, who are critical to our success. As described in the “Summary Compensation Table” and “Outstanding Equity Awards at Fiscal Year-End 2013” tables above, as well as our accompanying narrative disclosure to such tables, our executive compensation program contains elements of cash and equity-based compensation. We believe our program is designed to align the interests of our named executive officers with those of our stockholders and to reward our named executive officers for the achievement of our near-term and longer-term financial and strategic goals.

The Board of Directors is asking our stockholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission under the headings “Summary Compensation Table” and “Outstanding Equity Awards at Fiscal Year-End 2013,” including the related footnotes and accompanying narrative disclosure, is hereby approved.

Though this proposal calls for a non-binding advisory vote, our Board and Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter is required to approve this Proposal 3. In determining whether this proposal has received the requisite number of affirmative votes, abstentions will not be counted and will have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RESOLUTION APPROVING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL 4: RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Hein & Associates LLP (“Hein”) as the independent registered public accounting firm to perform the audit of our consolidated financial statements for the year ending December 31, 2014. Hein acted as our independent registered public accounting firm in 2013. A representative of Hein is expected to attend the 2014 Annual Meeting. Such representative will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions. The Board recommends that the stockholders ratify the selection of Hein as our independent registered public accounting firm.

Audit Fees

Hein & Associates LLP billed the Company and its subsidiaries fees as set forth in the table below for (i) the audits of the Company’s 2012 and 2013 annual financial statements, reviews of quarterly financial statements, and review of other documents filed with the Securities and Exchange Commission, (ii) assurance and other services reasonably related to the audit or review of the Company’s financial statements, including due diligence services and (iii) services related to tax compliance. There were no other fees billed by such independent registered public accounting firms during such years.

	Audit Fees	Audit-Related Fees	All Other Fees	Tax Fees
Fiscal Year 2012	$799,397	$35,000	$—	$6,135
Fiscal Year 2013	$697,751	$35,000	$—	$4,883

The Audit Committee of the Board has adopted a policy requiring pre-approval of all services provided by our independent registered public accounting firm. All of the services provided by Hein during fiscal years 2012 and 2013 were approved by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 4 TO RATIFY THE SELECTION OF HEIN & ASSOCIATES LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2014.

OTHER MATTERS

The Board is not aware of any other matters that may come before the Meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Meeting.

ANNUAL REPORT

An Annual Report to Stockholders of the Company for the fiscal year ended December 31, 2013 is enclosed herewith.

This report does not form any part of the material for solicitation of proxies.

FUTURE STOCKHOLDER

PROPOSALS AND STOCKHOLDER COMMUNICATIONS

Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the SEC and the Company’s bylaws.

In order for a stockholder nomination or proposal to be properly brought before next year’s annual meeting, written notice of the proposal that complies with the Company’s bylaws must be received by the Company’s secretary (at the address below) not more than 150 days and not less than 90 days prior to the meeting, which is expected to be held in May 2015.

In addition to the foregoing, should a stockholder wish to have a proposal appear in the Company’s proxy statement and form of proxy for next year’s annual meeting of stockholders, under regulations of the SEC, such proposal must be received by the Company’s secretary at 10603 W. Sam Houston Pkwy. N., Suite 300, Houston, Texas 77064 on or before December 20, 2014.

Stockholders and interested parties who wish to communicate with the Board, or with any individual director, may do so by (1) calling Lighthouse Services Inc., a third party call center, at (800) 785-1003 or (2) correspondence addressed to the Board, or to an individual director, at the principal executive offices of the Company. All communications received from stockholders are sent directly to Board members.

HOUSEHOLDING

The SEC permits a single set of notices, annual reports and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one notice, annual report and proxy statement unless any stockholder at that address has given the broker contrary instructions. However, if any beneficial stockholder residing at an address of which two or more stockholders reside wishes to receive a separate notice, annual report or proxy statement in the future, or if any beneficial stockholder that elected to continue to receive separate notice, annual reports or proxy statements wishes to receive a single notice, annual report or proxy statement in the future, that stockholder should contact his or her broker or send a request to our Corporate Secretary at our principal executive offices, 10603 W. Sam Houston Pkwy. N., Suite 300, Houston, Texas 77064, telephone number (713) 849-9911. We will deliver, promptly upon written or oral request to our Corporate Secretary, a separate copy of the notice, 2013 annual report and this proxy statement to a beneficial stockholder at a shared address to which a single copy of the documents was delivered.

EXHIBIT A

FLOTEK INDUSTRIES, INC.

2014 LONG-TERM INCENTIVE PLAN

A-1

	ARTICLE I. INTRODUCTION
1.1	Purpose	1
1.2	Definitions	1
1.3	Shares Subject to the Plan	7
1.4	Prohibition of Repricing Without Stockholder Approval	8
1.5	Administration of the Plan	8
1.6	Granting of Awards to Participants	10
1.7	Term of Plan	10
1.8	Amendment and Discontinuance of the Plan	10
	ARTICLE II. NON-QUALIFIED OPTIONS	10
2.1	Eligibility	10
2.2	Exercise Price	10
2.3	Award Agreement	10
2.4	Terms and Conditions of Non-Qualified Options	11
2.5	Exercisability and Vesting	11
2.6	Option Repricing Prohibited	11
	ARTICLE III. INCENTIVE STOCK OPTIONS	11
3.1	Eligibility	12
3.2	Exercise Price	12
3.3	Dollar Limitation	12
3.4	10% Stockholder	12
3.5	Incentive Stock Options Not Transferable	12
3.6	Compliance with Section 422 of the Code	12
3.7	Limitations on Exercise	12
3.8	Notification of Disqualifying Disposition	12
3.9	Option Repricing Prohibited	12
	ARTICLE IV. STOCK APPRECIATION RIGHTS	13
4.1	Eligibility	13
4.2	Grant Price	13
4.3	Terms	13
4.4	Payment of Stock Appreciation Rights	13
4.5	Repricing Prohibited	13
	ARTICLE V. PHANTOM STOCK	13
5.1	Eligibility and Awards	13
5.2	Terms	13
5.3	Lapse of Restrictions/Payment	13
5.4	Performance Goals	14

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	ARTICLE VI. RESTRICTED STOCK	14
6.1	Eligibility	14
6.2	Terms	14
6.3	Restrictions, Restricted Period and Vesting	14
6.4	Delivery of Shares of Common Stock	15
6.5	Performance Goals	15
	ARTICLE VII. RESTRICTED STOCK UNITS	15
7.1	Eligibility and Awards	15
7.2	Terms	15
7.3	Payment/Settlement of Restricted Stock Units	15
7.4	Performance Goals	15
	ARTICLE VIII. OTHER STOCK OR PERFORMANCE-BASED AWARDS	16
	ARTICLE IX. PERFORMANCE-BASED COMPENSATION	16
9.1	Awards of Performance-Based Compensation	16
9.2	Performance Goals	16
	ARTICLE X. CERTAIN PROVISIONS APPLICABLE TO ALL AWARDS	18
10.1	General	18
10.2	Stand-Alone, Additional and Tandem Awards	18
10.3	Term of Awards	18
10.4	Securities Requirements	18
10.5	Transferability	19
10.6	No Rights as a Stockholder	19
10.7	Listing and Registration of Shares of Common Stock	19
10.8	Termination	19
10.9	Change of Control	20
10.10	Payment or Settlement of Awards	20
10.11	Lock-Up Agreement	21
10.12	Stockholder Agreements/Investment Representations	21
10.13	Exemptions from Section 16(b) Liability	21
	ARTICLE XI. WITHHOLDING FOR TAXES	21
	ARTICLE XII. MISCELLANEOUS	22
12.1	No Rights to Awards or Uniformity Among Awards	22
12.2	Conflicts with Plan	22
12.3	Rights as Employee, Service Provider or Director	22
12.4	Governing Law	22
12.5	Gender, Tense and Headings	22
12.6	Severability	22
12.7	Other Laws	22
12.8	Unfunded Obligations	22
12.9	No Guarantee of Tax Consequences	23
12.10	Stockholder Agreements	23

ii

12.11	Specified Employee under Section 409A of the Code	23
12.12	No Additional Deferral Features	23
12.13	Compliance with Section 409A of the Code	23
12.14	Claw-back Policy	23

iii

FLOTEK INDUSTRIES, INC.

2014 LONG-TERM INCENTIVE PLAN

ARTICLE I

INTRODUCTION

1.1        Purpose. The Flotek Industries, Inc. 2014 Long-Term Incentive Plan is intended to promote the interests of Flotek Industries, Inc., a Delaware corporation, and its stockholders by encouraging Employees, Service Providers and Non-Employee Directors of the Company or its Affiliates (as defined below) to acquire or increase their equity interests in the Company, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Board also contemplates that through the Plan, the Company and its Affiliates will be better able to compete for the services of the individuals needed for the continued growth and success of the Company. The Plan provides for payment of various forms of incentive compensation, and accordingly, is not intended to be a plan that is subject to ERISA, and shall be administered accordingly.

1.2        Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

“Affiliate” means (i) any entity in which the Company, directly or indirectly, owns 50% or more of the combined voting power, as determined by the Committee and (ii) any trades or businesses, whether or not incorporated, which are members of controlled group or are under common control (as defined in Sections 414(b) or (c) of the Code) with the Company; provided, however, that with respect to Incentive Stock Options, the term “Affiliate” shall mean only a “parent corporation” of the Company or a “subsidiary corporation” of the Company or of any such parent corporation (as such terms are defined in Sections 424 (e) and (f) of the Code and determined in accordance with Section 421 of the Code); and provided further, that with respect to grants of Non-Qualified Options or Stock Appreciation Rights, the term “Affiliate” shall mean only a corporation or other entity in a chain of corporations and/or other entities in which the Company has a “controlling interest” within the meaning of Treas. Reg. §1.414(c)-2(b)(2)(i), but using the threshold of 50% ownership wherever 80% appears.

“Award Agreement” means the written agreement pursuant to the Plan between the Company and a Participant evidencing the grant of an Award and the terms and conditions thereof.

“Awards” means, collectively, Options, Stock Appreciation Rights, Phantom Stock, Restricted Stock, Restricted Stock Unit Awards, and Other Stock or Performance-Based Awards.

“Board” means the Board of Directors of the Company; provided, however, that to the extent necessary with respect to any Award intended to comply with and result in Performance-Based Compensation, the term “Board” shall mean the Committee.

“Business Criteria” means those criteria set forth in Section 9.2(b) as the standards for measurement of the performance of the Company in connection with Performance Goals.

“Cash Value” of an Award means the sum of (i) in the case of any Award which is not an Option or an Award of Restricted Stock, the value of all benefits to which the Participant would be entitled as if the Award were vested and settled or exercised and (ii) (A) in the case of any Award that is an Option, the excess of the Market Value Per Share over the Exercise Price or (B) in the case of an Award of Restricted Stock, the Market Value Per Share of Restricted Stock, multiplied by the number of shares subject to such Award, all as determined by the Board as of the date of the Change of Control or such other date as may be determined by the Board.

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“Cause”, unless otherwise defined in the applicable Award Agreement, means, with respect to the termination of a Participant: (i) any act or omission that constitutes a material breach by the Participant of any of his or her obligations under any agreement with the Company or any of its Affiliates; (ii) the willful and continued failure or refusal of the Participant substantially to perform the duties required of him or her as an Employee, Non-Employee Director or Service Provider, or performance significantly below the level required or expected of the Participant, as determined by the Committee; (iii) the Participant’s willful misconduct, gross negligence or breach of fiduciary duty that, in each case or in the aggregate, results in material harm to the Company or any of its Affiliates; (iv) any willful violation by the Participant of any federal, state or foreign law or regulation applicable to the business of the Company or any of its Affiliates, or the Participant’s commission of any felony or other crime involving moral turpitude, or the Participant’s commission of an act of fraud, embezzlement or misappropriation; or (v) any other misconduct by the Participant that is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or any of its Affiliates. The Committee shall determine whether Cause exists and whether a termination is or was for Cause, and each Participant shall agree, by acceptance of the grant of an Award and the execution of an Award Agreement, that the Committee’s determinations are conclusive and binding on all persons for all purposes of the Plan.

“Change of Control” shall be deemed to have occurred upon any of the following events:

(a)        any “person” or “persons” (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Sections 13(d) and 14(d) of the Exchange Act) other than and excluding (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, (iii) any Affiliate of the Company, (iv) an entity owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company or (v) an underwriter temporarily holding securities pursuant to an offering of such securities, becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the shares of voting stock of the Company then outstanding;

(b)        the consummation of any merger, organization, business combination or consolidation of the Company or one of its subsidiaries with or into any other entity, other than a merger, reorganization, business combination or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto and their respective Affiliates holding securities which represent immediately after such merger, reorganization, business combination or consolidation more than 50% of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company;

(c)        the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto and their respective Affiliates hold securities immediately thereafter which represent more than 50% of the combined voting power of the voting securities of the acquiror, or parent of the acquiror, of such assets;

(d)        the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

(e)        the Incumbent Board ceases for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election by the Board was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption

2

of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board.

Further, in the case of any item of income under an Award to which the foregoing definition would otherwise apply with the effect that the income tax under Section 409A of the Code would apply or be imposed on income under that Award, but where such tax would not apply or be imposed if the meaning of the term “Change of Control” met the requirements of Section 409A(a)(2)(A)(v) of the Code, then the term “Change of Control” herein shall mean, but only with respect to the income so affected, a transaction, circumstance or event that constitutes a “Change of Control” (as defined above) and that also constitutes a “change in control event” within the meaning of Treas. Reg. §1.409A-3(i)(5).

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations and administrative guidance thereunder.

“Committee” means the Compensation Committee of the Board; provided, however, if the Compensation Committee is not comprised of two or more members of the Board, each of whom qualifies as both an “outside director” (within the meaning of Section 162(m)(4)(C)(i) of the Code) and a “non-employee director” (within the meaning of Rule 16b-3 under the Exchange Act), then the Board shall appoint a committee (which shall constitute the “Committee”) of two or more members of the Board, each of whom qualifies as both an “outside director” (within the meaning of Section 162(m)(4)(C)(i) of the Code) and a “non-employee director” (within the meaning of Rule 16b-3 under the Exchange Act).

“Common Stock” means the common stock, par value $.0001 per share, of the Company.

“Company” means Flotek Industries, Inc., a Delaware corporation, or any successor thereto which assumes and continues the Plan.

“Covered Employee” means the Chief Executive Officer of the Company and any other person who is, or who is designated by the Committee at the time of grant of an Award as likely to be, a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

“Disability” means the condition of being unable to perform the Employee’s or Non-Employee Director’s material services for the Company for a period of 90 consecutive days or a total of 180 days, during any 365-day period, in either case as a result of incapacity due to mental or physical illness, which is determined to be total and permanent. A determination of Disability shall be made by a physician reasonably satisfactory to both the Participant (or his or her guardian) and the Company, provided that if the Employee or Non-Employee Director (or his or her guardian) and the Company do not agree on a physician, the Employee or Non- Employee Director (or his or her guardian) and the Company shall each select a physician and these two together shall select a third physician, whose determination as to Disability shall be final, binding and conclusive with respect to all parties. Eligibility for disability benefits under any policy for long-term disability benefits provided to the Participant by the Company shall conclusively establish the Participant’s Disability. Notwithstanding the foregoing, (i) with respect to any item of income under an Award to which the foregoing definition would apply with the effect that the income tax under Section 409A of the Code would apply or be imposed on income under that Award, but where such tax would not apply or be imposed if the meaning of the term “Disability” included and met the requirements of a “disability” within the meaning of Treas. Reg. §1.409A-3 (i)(4), then the term “Disability” shall mean, but only with respect to the income so affected, (a) the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve months or (b) the receipt of income replacements by the Participant, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be

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expected to last for a continuous period of not less than twelve (12) months, for a period of not less than three months under the Company’s accident and health plan; and (ii) with respect to an Incentive Stock Option, “Disability” shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, determined in accordance with Sections 22(e)(3) and 422(c)(6) of the Code.

“Disabled” means being in a condition or state that constitutes Disability.

“Disqualifying Disposition” means, with respect to shares of Common Stock acquired by the exercise of an Incentive Stock Option, a “disqualifying disposition” within the meaning of Section 422 of the Code.

“Effective Date” means, with respect to the Plan, the date that the Plan is adopted by the Board, but only if the Plan as so adopted is approved by the stockholders of the Company not more than one year after the date of such adoption. The Effective Date, as so defined, is April 14, 2014.

“Employee” means any employee of the Company or an Affiliate, including any such employee who is an officer or director of the Company or of an Affiliate.

“Employment” includes any period in which a Participant is an Employee of the Company or an Affiliate.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the purchase price of shares (or, of each share, as the context requires) of Common Stock under an Option, as specified in the applicable Award Agreement. The Exercise Price under an Option shall be not less than the FMV Per Share on the date of grant (or not less than 110 percent of such FMV Per Share, if so required under Section 3.4.

“Fair Market Value” and “FMV Per Share” mean, with respect to shares of Common Stock, the average of the closing prices of the Common Stock on all national securities exchanges on which such shares are trading for the date of the determination, or if there are no sales of shares of Common Stock on such exchanges on such date, for the most recent preceding day as of which sales of shares of Common Stock have occurred on such exchanges. If shares of the Common Stock are not listed or admitted to trading on any exchange as of the determination date, the Board shall, in good faith, determine the fair market value of such shares using a reasonable application of any reasonable valuation method selected by the Board in its discretion.

“Forfeit” (and variations thereof, whether or not capitalized) means to lose a Participant’s rights under an Award prior to its vesting (or, in the case of an Option or a Stock Appreciation Right, prior to its exercise, even if such Option or Stock Appreciation Right has vested) as a result of cancellation, revocation, lapse or expiration of the Award in accordance with the Plan and the terms of the Award Agreement; and “forfeiture” means the loss of the rights that are so forfeited.

“Grant Price” means the value (which value shall be not less than the FMV Per Share on the date of grant) assigned to a Stock Appreciation Right under the applicable Award Agreement and used in the determination of the Spread for such Stock Appreciation Right.

“Incentive Stock Option” means any option that satisfies the requirements of Section 422 of the Code and is granted pursuant to ARTICLE III of the Plan.

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“Incumbent Board” means individuals who, as of the Effective Date, constitute the Board.

“Market Value Per Share” means the higher of the FMV Per Share and the price per share of Common Stock, if any, payable pursuant to the Change of Control. “Market Value Per Share” shall apply only if Cash Value is to be determined and paid pursuant to Section 10.9.

“Non-Employee Director” means a person who is a member of the Board but who is neither an Employee nor a Service Provider of the Company or any Affiliate.

“Non-Qualified Option” means an Option not intended to satisfy the requirements of Section 422 of the Code and which is granted pursuant to ARTICLE II of the Plan.

“Option” means an option to acquire Common Stock granted pursuant to the provisions of the Plan, and refers to either an Incentive Stock Option or a Non-Qualified Option, or both, as applicable.

“Option Expiration Date” means the date determined by the Committee and set forth in the Award Agreement relating to an Option, as the latest date on which that Option may be exercised under any circumstance, which shall not be more than ten (10) years (or, in the case of certain Incentive Stock Options, five (5) years, as provided in Section 3.4) after the date of grant of an Option.

“Optionee” means a Participant who holds an Option that has not terminated by forfeiture, expiration or otherwise, and the guardian of the Participant or the estate of a deceased Participant to the extent exercise thereby is permitted under the Plan.

“Other Stock or Performance-Based Award” means an Award granted pursuant to ARTICLE VIII that provides a Participant the right to receive shares of Common Stock, or a right, subject to the satisfaction of the Performance Criteria and other terms and conditions as set forth in the applicable Award Agreement, to receive upon vesting a stated or determinable amount denominated in cash or shares of Common Stock or both.

“Participant” means an eligible Non-Employee Director, Employee or Service Provider who has been granted and holds an Award that has neither been forfeited nor settled in connection with its vesting or exercise, as applicable.

“Pay”, “paid”, “payment”, “payable”, and variations thereof, and “settle”, “settled”, “settlement” and variations thereof, shall, unless the context clearly indicates otherwise, mean the settlement and satisfaction of an Award, in whole or in part, whether by the payment of cash, the delivery of shares of Common Stock, or any combination of the foregoing by the Company.

“Performance-Based Compensation” means “performance-based compensation” within the meaning of Section 162(m) of the Code.

“Performance Criteria” means the conditions and requirements specified in the Award Agreement and in accordance with the Plan relating to a given Award, which may constitute a “substantial risk of forfeiture” within the meaning of Sections 83 and/or 409A of the Code, as applicable, and which shall require:

(i)        the future performance of substantial services by the Participant to the Company or its Affiliates, and/or

(ii)        the occurrence or attainment of one or more conditions that are related to the purpose of the Award and the compensation that may be earned thereunder,

the timely attainment or fulfillment of which shall constitute a precondition for vesting of the Award.

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“Performance Goal(s)” means Performance Criteria based on Business Criteria and established and determined in accordance with ARTICLE IX.

“Performance Period” means a period of not less than twelve (12) months and not more than sixty (60) months with respect to which the Committee may establish Performance Goals.

“Phantom Stock” means an Award granted pursuant to ARTICLE V that provides a Participant the right, subject to the satisfaction of the Performance Criteria and other terms and conditions as set forth in the applicable Award Agreement, to receive upon vesting a stated or determinable amount denominated in shares of Common Stock.

“Phantom Stock Award” means an Award of Phantom Stock, granted pursuant to ARTICLE V.

“Plan” means the Flotek Industries, Inc. 2014 Long-Term Incentive Plan.

“Restricted Period” means the period during which an Award is subject to forfeiture and/or is not exercisable.

“Restricted Stock” means one or more shares of Common Stock granted under ARTICLE VI of the Plan that are not vested and remain subject to forfeiture.

“Restricted Stock Unit” means an Award granted pursuant to ARTICLE VII that provides a Participant the right, subject to the satisfaction of the Performance Criteria and other terms and conditions as set forth in the applicable Award Agreement, to receive upon vesting, the value of the number of notional shares vested in shares of Common Stock, cash or a combination of both.

“Restricted Stock Unit Award” means an Award of Restricted Stock Units, granted pursuant to ARTICLE VII.

“Service Provider” means any individual, other than a Non-Employee Director or an Employee, who renders services to the Company or an Affiliate, whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

“Securities Act” means the Securities Act of 1933, as amended.

“Spread” means, in the case of a Stock Appreciation Right, the excess of (i) the FMV Per Share on the date of exercise of the Stock Appreciation Right over (ii) an amount not less than the Grant Price of the Stock Appreciation Right.

“Stock Appreciation Rights” means an Award granted pursuant to ARTICLE IV that provides a Participant the right, subject to the satisfaction of the Performance Criteria and other terms and conditions as set forth in the applicable Award Agreement, to receive upon vesting an amount equal to the Spread.

“Taxable year” unless otherwise indicated, means the taxable year of the Company.

“Termination” (whether or not capitalized) means the end of the Participant’s Employment, status as a member of the Board, or engagement or relationship as a Service Provider, as the case may be, which is intended and reasonably anticipated by the Company to result in the permanent cessation of services by the Participant to the Company and its Affiliates in such capacity. Further, in the case of any item of income under an Award to which the foregoing definition would otherwise apply with the effect that the income tax under Section 409A of the Code would apply or be imposed on income under an Award, but where such tax would not apply or be imposed if the meaning of the term “termination” included and met

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the requirements of a “separation from service” within the meaning of Treas. Reg. §1.409A-1(h), then the term “termination” herein shall mean, but only with respect to the income so affected, an event, circumstance or condition that constitutes both a “termination” as defined in the preceding sentence and a “separation from service” within the meaning of Treas. Reg. §1.409A-1(h). In the case of an Incentive Stock Option, “termination” shall mean the cessation of the requisite employment relationship determined in accordance with Section 421 of the Code.

“Vest,” “vesting” and variations thereof (whether or not capitalized), means (i) with respect to an Award other than an Option, the lapsing or elimination of the Participant’s risk of forfeiture with respect to such Award, and (ii) with respect to an Option, such Option becoming exercisable, in each such case by reason of the timely satisfaction, as determined by the Committee (or, if otherwise provided in this Plan, by the Board), of the Performance Criteria for such Award.

1.3 Shares Subject to the Plan.

(a)        Authorized Shares. The maximum number of shares of Common Stock that may be issued under the Plan shall be 2,700,000 shares. The maximum number of shares of Common Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options is 2,700,000 shares. The foregoing limitations on the number of shares of Common Stock that may be issued and that may be subject to Awards are subject to adjustment as provided in Section 1.3(c). The shares of Common Stock to be delivered under the Plan shall be fully paid and nonassessable and may be made available from authorized but unissued shares of Common Stock, treasury stock or shares of Common Stock acquired in the open market. No fractional shares shall be issued under the Plan. Payment for any fractional shares that would otherwise be issuable hereunder in the absence of the immediately preceding sentence shall be made in cash. Each share of Common Stock that is the subject of an Award, including each share underlying an Award that is measured by shares but that is intended to be settled in cash, shall be charged against the foregoing maximum share limitations at the time the Award is granted and may not again be made subject to Awards under the Plan pursuant to such limitations. Without limiting the generality of the foregoing, the number of shares of Common Stock remaining available for Award under the foregoing maximum share limitations, as reduced for charges in respect of Awards made from time to time, shall not be increased (nor shall prior charges be reversed) for, among other things, shares of Common Stock (i) not issued and that cease to be issuable for any reason, including but not limited to forfeiture, revocation, cancellation or amendment of an Award or the settlement of an Award, in whole or in part, by the payment of cash, (ii) tendered in payment of the Exercise Price of any Option, (iii) tendered to or withheld by the Company to satisfy tax withholding or other obligations, and/ or (iv) repurchased by the Company, whether with Option proceeds or otherwise.

(b)        Certain Limitations on Awards. The maximum number of shares of Common Stock subject to Options and Stock Appreciation Rights (combined) awarded to any one Participant pursuant to this Plan in any calendar year shall not exceed 1,000,000 shares. The maximum number of shares of Common Stock which may be subject to Awards of Restricted Stock made to any one Participant pursuant to this Plan in any calendar year shall be 500,000 shares. The maximum amount of compensation which may be paid to any Participant in any calendar year pursuant to Awards of Restricted Stock Units shall not exceed $2,000,000. The maximum amount of compensation which may be paid to any Participant in any calendar year pursuant to Awards of Phantom Stock under this Plan shall not exceed the Fair Market Value (determined as of the date of vesting) of 1,000,000 shares of Common Stock. The maximum amount of compensation that may be paid to any Participant in any calendar year pursuant to Other Stock or Performance-Based Awards under this Plan, (i) if the compensation under the Other Stock or Performance-Based Awards is denominated under the Award Agreement only in terms of shares of Common Stock or a multiple of the FMV Per Share of Common

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Stock, shall not exceed the Fair Market Value (determined as of the date of vesting) of 1,000,000 shares of Common Stock; or (ii) in all other cases, shall not exceed $2,000,000. The maximum amount of compensation any Participant can be paid in any calendar year pursuant to Awards that are intended to comply with the requirements for Performance-Based Compensation (and are designated as such) shall not exceed $2,000,000. The foregoing limitations on the number of shares of Common Stock that may be issued and that may be subject to Awards are subject to adjustment as provided in Section 1.3(c).

(c)        Share Adjustments. Notwithstanding the above, in the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the aggregate number and class of securities available under the Plan shall be ratably adjusted by the Board. Upon the occurrence of any of the events described in the immediately preceding sentence, in order to preserve the fair value of Awards subject to the Plan, the Board shall adjust any or all of the following so that the fair value of the Award immediately after the event is equal to the fair value of the Award immediately prior to the event: (a) the remaining number of authorized shares of Common Stock with respect to which Awards may be granted, (b) the number of shares of Common Stock subject to each and all outstanding Awards, (c) the Exercise Price, Grant Price or other similar value with respect to an Award, (d) the Performance Goals applicable to any outstanding Awards intended to qualify as Performance-Based Compensation (subject to such limitations as appropriate under Section 162(m) of the Code), and (e) any other terms of an Award that are affected by the event. Any adjustments to an outstanding Option or Stock Appreciation Right shall be made (i) without change in the total Exercise Price applicable to the Option or Grant Price applicable to the Stock Appreciation Right or any unexercised portion of the Option or Stock Appreciation Right (except for any change in such aggregate price resulting from rounding-off of share quantities or prices) and (ii) with any necessary corresponding adjustment in Exercise Price and/or Grant Price per share. Notwithstanding the foregoing, all such adjustments, if any, shall be made in a manner consistent with the requirements of Section 409A of the Code in the case of an Award to which Section 409A of the Code is applicable or would be so as a result of or in connection with any actual or proposed adjustment(s), in a manner consistent with the requirements of Section 424(a) of the Code in the case of Incentive Stock Options, and in a manner consistent with Section 162(m) of the Code in the case of any Award held by a Covered Employee and intended to constitute Performance-Based Compensation. The Board’s determinations shall be final, binding and conclusive with respect to the Company and all other interested persons.

1.4        Prohibition of Repricing Without Stockholder Approval. Notwithstanding anything in this Plan to the contrary, no amendment or modification may be made to an outstanding Option or Stock Appreciation Right, including, without limitation, by replacement of Options or Stock Appreciation Rights with cash or other award type, that would be treated as a repricing under the rules of the stock exchange on which the Common Stock is listed, in each case, without the approval of the stockholders of the Company, provided that appropriate adjustments may be made to outstanding Options and Stock Appreciation Rights pursuant to Section 1.3(c) and may be made to make changes to achieve compliance with applicable law, including Section 409A of the Code.

1.5        Administration of the Plan. The Plan shall be administered by the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a)  to interpret the Plan and all Awards under the Plan;

(b)  to make, amend and rescind such rules as it deems necessary for the proper administration of the Plan;

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(c)  to make all other determinations necessary or advisable for the administration of the Plan;

(d)  to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award under the Plan in the manner and to the extent that the Committee deems desirable to effectuate the Plan;

(e)  to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Common Stock to be subject to each Award;

(f)  to determine the type of Award granted and to designate Options as Incentive Stock Options or Non-Qualified Options;

(g)  to determine the Fair Market Value of shares of Common Stock or other property;

(h)  to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the Exercise Price or purchase price of shares of Common Stock purchased pursuant to any Award, (ii) the method of payment for shares of Common Stock purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding of shares of Common Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Business Criteria and Performance Goals applicable to an Award intended to qualify as Performance-Based Compensation and the extent to which such Performance Goals have been achieved, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(i)  to determine whether an Award will be settled in shares of Common Stock, cash, or in any combination thereof;

(j)  to approve one or more forms of Award Agreement;

(k)  to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(l)  to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares of Common Stock acquired pursuant thereto, including with respect to the period following a Participant’s termination; and

(m)  to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of or to accommodate the laws, regulations, tax or accounting effectiveness, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards.

Any action taken or determination made by the Committee (or, where applicable, the Board) pursuant to this and the other sections of the Plan shall be final, binding and conclusive on all affected persons, including, without limitation, the Company, any Affiliate, any Participant, holder or beneficiary of an Award, any stockholder and any Employee, Service Provider or Non-Employee Director. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder, and the members of the Board and the Committee shall be entitled to indemnification to the fullest extent permitted by law and reimbursement by the Company and its Affiliates in respect of any claim, loss, damage or expense (including legal fees) arising from or in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties.

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1.6        Granting of Awards to Participants. The Committee shall have the authority to grant, prior to the expiration date of the Plan, Awards to such Employees, Service Providers and Non-Employee Directors as may be selected by it, subject to the terms and conditions set forth in the Plan. In selecting the persons to receive Awards, including the type and size of the Award, the Committee may consider the contribution the recipient has made and/or may make to the growth of the Company or its Affiliates and any other factors that it may deem relevant. No member of the Committee shall vote or act upon any matter relating solely to himself/herself. Grants of Awards to members of the Committee must be ratified by the Board. In no event shall any Employee, Service Provider or Non-Employee Director, nor his, her or its legal representatives, heirs, legatees, distributees or successors have any right to participate in the Plan, except to such extent, if any, as permitted under the Plan and as the Board or the Committee may determine.

1.7        Term of Plan. The Plan shall become effective on the Effective Date. No Award shall be granted under the Plan prior to the date on which the Plan is approved by the stockholders of the Company, unless its grant, vesting and settlement are expressly conditioned upon the approval of the Plan by the stockholders of the Company within twelve (12) months of the date the Plan was adopted by the Board. If the Plan is not approved by the stockholders of the Company within twelve (12) months of the date the Plan was adopted by the Board, all Awards, if any, granted under the Plan shall be automatically cancelled without any action required by the Company, the Board or the Committee and without any payment or consideration. If the Plan is timely approved by the stockholders of the Company and becomes effective, neither Awards properly granted under the Plan nor the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award, shall terminate by reason of the expiration of the term of the Plan. If not sooner terminated under the provisions of Section 1.8, the Plan shall terminate upon, and no further Awards shall be made, after the tenth (10th) anniversary of the Effective Date.

1.8        Amendment and Discontinuance of the Plan. The Board may amend, suspend or terminate the Plan at any time without prior notice to or consent of any person; provided, however, that, except as permitted under Section 10.9 in connection with a Change of Control, no amendment (other than any amendment the Board deems necessary in order to permit Awards to meet the requirements of the Code or other applicable laws, or to prevent adverse tax consequences to the Participants), suspension or termination of the Plan may without the consent of the holder of an Award, terminate such Award or adversely affect such person’s rights with respect to such Award in any material respect unless or to the extent specified in the Award itself; and provided further that, no amendment shall be effective prior to its approval by the stockholders of the Company, to the extent such approval is required by (a) applicable legal requirements or (b) the requirements of any securities exchange on which the Company’s stock may be listed.

ARTICLE II

NON-QUALIFIED OPTIONS

2.1        Eligibility. The Committee may grant Non-Qualified Options to purchase shares of Common Stock to any Employee, Service Provider and Non-Employee Directors according to the terms set forth below.

2.2        Exercise Price. The Exercise Price to be paid for each share of Common Stock deliverable upon exercise of each Non-Qualified Option granted under this ARTICLE II shall not be less than one hundred percent (100%) of the FMV Per Share on the date of grant of such Non-Qualified Option.

2.3        Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the Option Expiration Date, the number of shares of Common Stock to which the Option pertains, the time or times at which such Option shall vest and be exercisable and such other terms and conditions not inconsistent with this ARTICLE II as the Committee shall determine.

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2.4        Terms and Conditions of Non-Qualified Options.

(a)  Option Period and Conditions and Limitations on Exercise. No Non-Qualified Option shall be exercisable prior to vesting, after forfeiture or later than the Option Expiration Date.

(b)  Exercise. Options granted under this Plan shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of shares of Common Stock with respect to which the Option is to be exercised, accompanied by full payment for the shares being purchased and, unless other arrangements have been made with the Committee, any required withholding taxes. The payment of the Exercise Price for each Option shall be made (i) in cash or by certified check payable and acceptable to the Company, or (ii) subject to such conditions and requirements as the Committee may specify, at the written request of the Optionee, by the Company’s withholding from shares otherwise deliverable pursuant to the exercise of the Option shares of Common Stock having an aggregate Fair Market Value as of the date of exercise that is not greater than the full Exercise Price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the Exercise Price as provided in (i) above. If the Committee so requires, Optionee shall also deliver written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares. The exercise shall be effective only upon the satisfaction of the foregoing requirements, as applicable. Delivery of the shares of Common Stock subject to the exercise shall be effected within ten (10) business days of the date of exercise.

(c)  Listing and Registration of Shares. Each Option shall be subject to the requirement that if at any time the Board or the Committee determines, in its discretion, that the listing, registration or qualification of the shares subject to such Option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Board.

2.5        Exercisability and Vesting. Subject to Sections 10.8 and 10.9, unless otherwise provided in the Award Agreement, each Option shall vest such that 25% of the original number of shares of Common Stock subject to an Option granted to a Participant shall become purchasable by exercise as of each anniversary of the date of grant of such Option until the Option is fully exercisable or the Option is forfeited or expires. Unless otherwise specified in the Award Agreement relating to an Option, all shares of Common Stock purchased by the exercise of an Option shall be fully vested from the time of their acquisition by exercise of the Option.

2.6        Option Repricing Prohibited. Except in connection with an adjustment involving a corporate transaction or similar event, the Board or Committee may not authorize the amendment of any outstanding Non-Qualified Option to reduce the Exercise Price, and no outstanding Non-Qualified Option may be cancelled in exchange for other awards, or cancelled in exchange for Non-Qualified Options having a lower Exercise Price, or cancelled in exchange for cash, without stockholder approval.

ARTICLE III

INCENTIVE STOCK OPTIONS

The terms specified in this ARTICLE III shall be applicable to all Incentive Stock Options. Except as modified by the provisions of this ARTICLE III, all the provisions of ARTICLE II shall be applicable to Incentive Stock Options. Options which are specifically designated as Non-Qualified Options shall not be subject to the terms of this ARTICLE III.

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3.1        Eligibility. Incentive Stock Options may only be granted to Employees.

3.2        Exercise Price. Subject to Section 3.4, the Exercise Price per share shall not be less than one hundred percent (100%) of the FMV Per Share on the date of grant of the Incentive Stock Option.

3.3        Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of shares of Common Stock for which one or more Options granted to any Employee under the Plan (plus the fair market value of shares determined as of the respective date or dates of grant) of all options under any other option plan of the Company or any Affiliate that become exercisable for the first time as Incentive Stock Options during any one (1) calendar year shall not exceed the sum of $100,000. To the extent the Employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Options as Incentive Stock Options shall be determined in accordance with Section 422 of the Code.

3.4        10% Stockholder. If any Employee to whom an Incentive Stock Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate, then the Exercise Price per share under such Incentive Stock Option shall not be less than one hundred ten percent (110%) of the FMV Per Share on the date of grant, and the Option Expiration Date shall not be later than the fifth anniversary of the date of grant of such Option. For purposes of the immediately preceding sentence, the attribution rules under Section 424(d) of the Code shall apply for purposes of determining an Employee’s ownership.

3.5        Incentive Stock Options Not Transferable. No Incentive Stock Option granted hereunder (a) shall be transferable other than by will or by the laws of descent and distribution and (b) except as provided in the Award Agreement permitted under Section 422 of the Code, shall be exercisable during the Optionee’s lifetime by any person other than the Optionee (or his or her guardian).

3.6        Compliance with Section 422 of the Code. All Options that are intended to be Incentive Stock Options described in Section 422 of the Code shall be designated as such in the Award Agreement for such Option, shall be granted on or before the tenth anniversary of the Effective Date, shall have an Option Expiration Date not later than the tenth anniversary of the date of grant of such Option, and shall, in all respects, be issued in compliance with Section 422 of the Code.

3.7        Limitations on Exercise. No Incentive Stock Option shall be exercisable more than three (3) months after the Optionee ceases to be an Employee for any reason other than death or Disability, or more than one (1) year after the Optionee ceases to be an Employee due to death or Disability.

3.8        Notification of Disqualifying Disposition. Any Employee who receives an Incentive Stock Option grant shall be required to notify the Committee of any Disqualifying Disposition of any shares of Common Stock issued pursuant to the exercise of the Incentive Stock Option within ten (10) days of such Disqualifying Disposition.

3.9        Option Repricing Prohibited. Except in connection with an adjustment involving a corporate transaction or similar event, the Board or Committee may not authorize the amendment of any outstanding Incentive Stock Option to reduce the Exercise Price, and no outstanding Incentive Stock Option may be cancelled in exchange for other awards, or cancelled in exchange for Incentive Stock Options having a lower Exercise Price, or cancelled in exchange for cash, without stockholder approval.

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ARTICLE IV

STOCK APPRECIATION RIGHTS

4.1        Eligibility. The Committee is authorized to grant Stock Appreciation Rights to Employees, Service Providers and Non-Employee Directors in accordance with the following terms and conditions.

4.2        Grant Price. Each Stock Appreciation Right granted hereunder shall have a Grant Price equal to 100% of the Fair Market Value of a share of Common Stock on the date of grant.

4.3        Terms. Each Stock Appreciation Right Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the Stock Appreciation Right, the number of shares of Common Stock to which the Stock Appreciation Right Award pertains, the time or times at which the Stock Appreciation Right shall vest (including based on achievement of performance goals and/or future service requirements) and such other terms and conditions as the Committee shall determine; provided, however, a Stock Appreciation Right shall not be granted in tandem or in combination with any other Award if that would (i) cause application of Section 409A of the Code to the Award or (ii) result in adverse tax consequences under Section 409A of the Code should that Code section apply to the Award.

4.4        Payment of Stock Appreciation Rights. Stock Appreciation Rights granted under this Plan shall be exercised by delivery of a written notice of exercise to the Company, setting forth the number of shares with respect to which the Stock Appreciation Right is to be exercised, accompanied by full payment of all required withholding taxes, unless other arrangements have been made with the Committee. Upon exercise of the Stock Appreciation Right, the Participant shall be entitled to receive payment from the Company (in cash or shares of Common Stock or a combination of both) equal to the Spread. Payment of the Spread shall be made within ten (10) business days of the date of exercise. Notwithstanding the foregoing, the Committee may provide in the Award Agreement, in its sole discretion, that the Spread covered by a Stock Appreciation Right may not exceed a specified amount.

4.5        Repricing Prohibited. Except in connection with an adjustment involving a corporate transaction or similar event, the Board or Committee may not authorize the amendment of any outstanding Stock Appreciation Right to reduce the Grant Price, and no outstanding Stock Appreciation Right may be cancelled in exchange for other awards, or cancelled in exchange for Stock Appreciation Rights having a lower Grant Price, or cancelled in exchange for cash, without stockholder approval.

ARTICLE V

PHANTOM STOCK

5.1        Eligibility and Awards. The Committee is authorized to grant Phantom Stock Awards to Employees, Service Providers and Non-Employee Directors, which are rights to receive cash or Common Stock (or a combination of both) equal to the Fair Market Value of a specified number of shares of Common Stock upon vesting, subject to the terms and conditions of this ARTICLE V.

5.2        Terms. Each Phantom Stock Award shall be evidenced by an Award Agreement that shall specify the number of shares of Common Stock to which the Phantom Stock Award pertains. The Performance Criteria upon which vesting of the Phantom Stock shall be conditioned and such other terms, conditions and requirements as the Committee shall determine shall be set forth in the Award Agreement.

5.3        Lapse of Restrictions/Payment. Upon vesting, subject to the provisions of ARTICLE XI and the terms of the Award Agreement, the Company shall pay to the Participant one share of Common Stock or cash (or a combination of both) equal to the Fair Market Value of a share of Common Stock (as provided in the applicable Award Agreement) for each share of vested Phantom Stock. Except as

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otherwise may be required under Section 409A of the Code, such payment shall be made in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date on which vesting occurs. Should the Participant die before receiving all vested amounts payable hereunder, the balance shall be paid to the Participant’s estate by such date.

5.4        Performance Goals. If the Committee determines that an Award of Phantom Stock to a Covered Employee shall meet the requirements for Performance-Based Compensation, the applicable Award Agreement shall so state and it and the Award shall be subject to and comply with ARTICLE IX.

ARTICLE VI

RESTRICTED STOCK

6.1        Eligibility. All Employees, Service Providers and Non-Employee Directors shall be eligible for grants of Restricted Stock.

6.2        Terms. Each grant of Restricted Stock shall be evidenced by an Award Agreement that shall specify the period(s) of restriction (the Restricted Period(s)), the number of Restricted Stock granted, the applicable Performance Criteria and vesting conditions, and such other terms and conditions as the Committee shall determine.

6.3        Restrictions, Restricted Period and Vesting.

(a) Restrictions. The Restricted Stock shall be subject to such Performance Criteria (including, without limitation, limitations that qualify as a “substantial risk of forfeiture” within the meaning given to that term under Section 83 of the Code) and to the right of repurchase by the Company as the Committee, in its sole discretion, shall determine. Prior to vesting, any transfer attempted of Restricted Stock shall be prohibited, ineffective and void. The Company shall have the right to repurchase or recover such forfeited shares of Restricted Stock for the lesser of (i) the amount of cash paid by the Participant to the Company therefor, if any, or (ii) the Fair Market Value of an equivalent number of the shares of Common Stock determined on the date the Restricted Stock is forfeited.

(b) Immediate Transfer Without Immediate Delivery of Restricted Stock. Each certificate representing Restricted Stock awarded under the Plan shall be registered in the name of the Participant and, unless and until such Restricted Stock vests, shall be left on deposit with the Company, or in trust or escrow pursuant to an agreement satisfactory to the Committee, along with a stock power endorsed in blank, until such time as the restrictions on transfer have lapsed. Unless otherwise provided in the Award Agreement, the Participant holding Restricted Stock shall have all the rights of a stockholder with respect to such shares including the right to vote and the right to receive dividends or other distributions when paid or made with respect to such shares; provided, however , that unless otherwise provided in the Award Agreement in the case of Restricted Stock with respect to which vesting is conditioned on Performance Criteria other than the continuation of the Participant’s Employment or status as a Non-Employee Director or Service Provider for a Restricted Period of a fixed or specified duration, the Participant shall not have the right to receive dividends with respect to such Restricted Stock until the Restricted Stock vests, at which time the sum of all dividends on such Restricted Stock for the Restricted Period shall be paid to the Participant without interest. Any certificate or certificates representing shares of Restricted Stock shall bear a legend similar to the following:

“The shares represented by this certificate have been issued pursuant to the terms of the Flotek Industries, Inc. 2014 Long-Term Incentive Plan, and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as is set forth in the terms of such award dated                     , 20    .”

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In addition, during any periods when Awards of Restricted Stock are made and the Company does not have in place an effective registration statement on Form S-8 or other available form permitted by the Securities and Exchange Commission, any certificate or certificates representing shares of Restricted Stock (vested or unvested) shall bear a legend similar to the following:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”), or any other securities law. No sale, transfer or other disposition of such securities, or of any interest therein, may be made or shall be recognized unless in the satisfactory written opinion of counsel for, or other counsel satisfactory to, the issuer such transaction would not violate or require registration under the Act or other law.”

6.4        Delivery of Shares of Common. Stock. After the satisfaction of all of the terms and conditions set by the Committee with respect to an Award of Restricted Stock (including the withholding requirements and other requirements of ARTICLE XI), a certificate for the number of shares that are no longer subject to such restrictions, terms and conditions shall be delivered to the Participant.

6.5        Performance Goals. If the Committee determines that an Award of Restricted Stock to a Covered Employee shall meet the requirements for Performance-Based Compensation, the applicable Award Agreement shall so state and it and the Award shall be subject to and comply with ARTICLE IX.

ARTICLE VII

RESTRICTED STOCK UNITS

7.1        Eligibility and Awards. The Committee is authorized to grant Restricted Stock Unit Awards to all Employees, Service Providers and Non-Employee Directors (“Restricted Stock Unit Awards”), subject to the terms and conditions of this ARTICLE VII.

7.2        Terms. Restricted Stock Unit Awards shall be subject to such restrictions (which may include a risk of forfeiture), if any, as the Committee may impose, which restrictions may lapse at the expiration of the Restricted Period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, installments or otherwise, as the Committee may determine. Each grant of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the period(s) of restriction, the number of notional shares of Common Stock to which the Restricted Stock Unit Award pertains, and such other terms and conditions as the Committee shall determine.

7.3        Payment/Settlement of Restricted Stock Units. Subject to the withholding and other requirements of ARTICLE XI and provisions of the Restricted Stock Unit Award, the Company shall pay to the Participant an amount, in shares of Common Stock, cash or a combination of both, an amount equal to the number of notional shares of Common Stock that have vested multiplied by the Fair Market Value of a share of Common Stock as of the date of vesting. Except as otherwise may be required under Section 409A of the Code, such payment shall occur in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date the Restricted Stock Unit vests. Should the Participant die before receiving all vested amounts payable hereunder, the balance shall be paid to the Participant’s estate by this date.

7.4        Performance Goals. If the Committee determines that an Award of Restricted Stock Units to a Covered Employee shall meet the requirements for Performance-Based Compensation, the applicable Award Agreement shall so state and it and the Award shall be subject to and comply with ARTICLE IX.

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ARTICLE VIII

OTHER STOCK OR PERFORMANCE-BASED AWARDS

The Committee is hereby authorized to grant to Employees, Service Providers and Non-Employee Directors “Other Stock or Performance-Based Awards,” which shall consist of a right which (a) is not an Award described in any other Article of this Plan and (b) is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock or cash as deemed by the Committee to be consistent with the purposes of this Plan. Subject to the terms of this Plan, the Committee shall determine the terms and conditions of any such Other Stock or Performance-Based Awards, including the applicable Performance Criteria (if any) which shall be contained in an Award Agreement covering such Awards. Notwithstanding any other provisions of the Plan, to the extent any Other Stock or Performance-Based Awards are subject to vesting, except as otherwise may be required under Section 409A of the Code, upon the vesting of Other Stock or Performance-Based Awards, payment or the settlement of such Award shall be made (whether in cash or shares of Common Stock or a combination of both) in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date on which vesting occurs. If the Committee determines that an Other Stock or Performance-Based Award to a Covered Employee shall meet the requirements for Performance-Based Compensation, the applicable Award Agreement shall so state and it and the Award shall be subject to and comply with ARTICLE IX.

ARTICLE IX

PERFORMANCE-BASED COMPENSATION

9.1        Awards of Performance-Based Compensation. Award Agreements for Awards that are intended and designated by the Committee as subject to the requirements for Performance-Based Compensation, other than Awards of Options and Stock Appreciation Rights, shall so state, shall specify Performance Criteria, each of which shall constitute a Performance Goal, and shall, along with the Award, be subject to and comply with this ARTICLE IX.

9.2        Performance Goals.

(a) General. Performance Goals shall be established by the Committee for each Performance Period and set forth in each Award Agreement. Each Performance Goal shall consist of and incorporate (i) one or more designated Business Criteria, (ii) the quantitatively determinable level(s), standard(s), degree(s) or range(s) of achievement to be applied to each such Business Criteria for the Performance Period, and (iii) the amount of compensation (which shall be objectively determinable under one or more formulas or pre-determined standards) that shall vest under the Performance Goal for the achievement of each specified Business Criteria at the prescribed level(s), standard(s), degree(s) or range(s). Performance-Based Compensation shall vest and shall be paid only if and to the extent vested under the Performance Goals. Performance Goals may be based on any one or more Business Criteria, on an absolute or relative basis or as compared to the performance of a published index deemed by the Committee to be applicable to the Company, including but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies. Performance Goals shall be established, Award shall be granted and the Award Agreement shall be provided to Participant and shall become binding at a time when the achievement of or outcome under each applicable Performance Goal is “substantially uncertain” (within the meaning of Section 162(m) of the Code), and in all events by no later than the earlier of the 90th day of the Performance Period or the lapse of 25 percent (25%) of the Performance Period, unless otherwise required or permitted for “performance-based compensation” under Section 162(m) of the Code. Performance Goals may differ among Awards granted to any one Participant or for Awards granted to different Participants. The Committee shall have the discretion to reduce the amount of Performance-Based Compensation payable under an Award (even if it has

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otherwise vested under the applicable Performance Goal) for a Participant’s negative conduct or other activities or factors as the Committee may determine, but it shall not have the authority to increase Performance-Based Compensation above the amount which vests under the Performance Goals or to pay or provide compensation in lieu of Performance-Based Compensation which does not so vest.

(b) Business Criteria. The Business Criteria are as follows:

i.	stock price;
ii.	earnings per share;
iii.	increase in revenues;
iv.	increase in cash flow;
v.	cash flow per share;
vi.	increase in cash flow return;
vii.	return on net assets;
viii.	return on assets;
ix.	return on investment;
x.	return on capital;
xi.	return on equity;
xii.	economic value added;
xiii.	gross margin;
xiv.	net income;
xv.	pretax earnings;
xvi.	pretax earnings before interest;
xvii.	pretax earnings before interest, depreciation and amortization;
xviii.	pretax operating earnings after interest expense and before incentives, service fees and extraordinary or special items;
xix.	operating income;
xx.	total stockholder return;
xxi.	debt reduction;
xxii.	successful completion of an acquisition, initial public offering, private placement of equity or debt; or
xxiii.	reduction of expenses.

(c) Written Determinations. All determinations by the Committee as to the establishment of Performance Goals and the amount and terms of each Award shall be made in writing. In addition, the Committee shall certify in writing prior to the payment of any compensation under any Award designated as intended to comply with the requirements of Performance-Based Compensation the results under each Business Criteria on which any Performance Goal is based, whether (and, if applicable, the degree to which) each Performance Goal and each other material term of the Award were satisfied, and the resulting amount of compensation vested and payable under such Award. The Committee may not delegate any responsibility relating to Awards subject to this ARTICLE IX.

(d) Status of Awards under Section 162(m) of the Code. It is the intent of the Company that Awards granted to Covered Employees and designated as intended to comply with the requirements for Performance-Based Compensation shall comply with the requirements necessary to constitute Performance-Based Compensation under Section 162(m)(4)(c) of the Code. Accordingly, the terms of this ARTICLE IX shall be interpreted in a manner consistent with Section 162(m) of the Code. If any provision of this Plan otherwise applicable to an Award that is designated as intended to comply with the requirements for Performance-Based Compensation does not so comply or is inconsistent with the provisions of this ARTICLE IX, with the effect that such Award would not comply with the requirements for Performance-Based Compensation, such other provision shall be construed or deemed

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amended to the extent necessary to conform to such requirements and the provisions of this ARTICLE IX shall prevail with respect to such Award, but only to the extent necessary to prevent that Award from failing to comply with the requirements for Performance-Based Compensation.

ARTICLE X

CERTAIN PROVISIONS APPLICABLE TO ALL AWARDS

10.1.      General. Awards shall be evidenced by an Award Agreement between the Company and the Participant in such forms as the Committee shall provide and may be granted on the terms and conditions set forth herein. In addition, the Committee may impose on any Award or the exercise thereof, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine. The terms, conditions and/or restrictions contained in an Award may differ from the terms, conditions and restrictions contained in any other Award. The Committee may amend an Award; provided, however, that, subject to Section 10.9, no amendment of an Award may, without the consent of the holder of the Award, adversely affect such person’s rights with respect to such Award in any material respect. (Adjustments pursuant to Section 1.3(c) shall not be considered as adversely affecting a person’s rights.) The Board or the Committee shall retain full power and discretion to accelerate or waive, at any time, any term or condition of an Award that is not mandatory under the Plan; provided, however, that subject to Section 10.9, the Board or the Committee shall not have the discretion to accelerate or waive any term or condition of an Award, to increase the amount, if any, otherwise payable in accordance with the terms of the Award, or to pay any amount in lieu of an amount not earned or vested under the terms of an Award if such Award is intended to qualify as Performance-Based Compensation and such discretion would cause the Award not to so qualify. Except in cases in which the Board or the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Delaware General Corporation Law, no consideration other than services may be required for the grant of any Award.

10.2      Stand-Alone, Additional and Tandem Awards. Awards granted under the Plan may, in the discretion of the Board or the Committee, be granted either alone or in addition to, or in tandem with, any other Award or any award granted under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate, or any other right of a Participant to receive payment from the Company or any Affiliate. Any such additional or tandem Awards may be granted at any time. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate. Any action contemplated or otherwise permitted under this Section 10.2 shall be allowed and effective only to the extent that such action would not cause or otherwise result in adverse consequences under Section 409A of the Code.

10.3      Term of Awards. Term or Restricted Period of each Award that is an Option, Stock Appreciation Right, Phantom Stock, Restricted Stock, Restricted Stock Unit or Other Stock or Performance-Based Award shall be for such period as may be determined by the Board or the Committee; provided, however, that in no event shall the term of any such Award exceed a period of ten (10) years (or such shorter terms as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

10.4      Securities Requirements. No exercise of any Option or any Stock Appreciation Right shall be effective, and no payment of cash or transfer of shares of Common Stock will be made unless and until all then-applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction and by any stock market or exchange upon which the Common Stock may be listed, have been fully met and the Company may require the Participant to take any reasonable action to meet such requirements. Company shall not be obligated to take any affirmative action in order to cause the issuance or transfer of shares pursuant to an Award to comply with any law or regulation described in the second preceding sentence.

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10.5      Transferability.

(a)  Non-Transferable Awards and Options. Except as otherwise specifically provided in the Plan, no Award and no right under the Plan, contingent or otherwise, other than Restricted Stock which has vested, will be (i) assignable, saleable or otherwise transferable by a Participant except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order or (ii) subject to any encumbrance, pledge or charge of any nature. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with a copy of the deceased Participant’s will or such other evidence as the Committee may deem necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section shall be void and ineffective for all purposes.

(b)  Ability to Exercise Rights. Except as otherwise specifically provided under the Plan, only the Participant or his or her guardian (if the Participant becomes Disabled), or in the event of his or her death, his or her legal representative or beneficiary, may exercise Options or Stock Appreciation Rights, receive cash payments and deliveries of shares or otherwise exercise rights under the Plan. The executor or administrator of the Participant’s estate, or the person or persons to whom the Participant’s rights under any Award will pass by will or the laws of descent and distribution, shall be deemed to be the Participant’s beneficiary or beneficiaries of the rights of the Participant hereunder and shall be entitled to exercise such rights as are provided hereunder.

10.6        No Rights as a Stockholder. Except as otherwise provided in Section 6.3(b), a Participant who has received a grant of an Award or a transferee of such Participant shall have no rights as a stockholder with respect to any shares of Common Stock until such person becomes the holder of record. Except as otherwise provided in Section 6.3(b), no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

10.7        Listing and Registration of Shares of Common Stock. The Company, in its discretion, may postpone the issuance and/or delivery of shares of Common Stock upon any exercise of an Award until completion of such stock exchange listing, registration or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

10.8        Termination.

(a)  Termination for Cause. Except as otherwise provided in the applicable Award Agreement, upon a Participant’s termination for Cause, all unpaid Awards of that Participant, whether or not vested, shall terminate and be immediately forfeited. Shares of Restricted Stock so forfeited shall be subject to the provisions of Section 6.3(a).

(b)  Termination for any reason Other than for Cause. Except as otherwise provided in Section 10.8(c) or the applicable Award Agreement, upon the termination of Participant for any reason other than for Cause, any unvested Award granted pursuant to the Plan outstanding at the time of such termination and all rights thereunder shall be forfeited and shall wholly and completely terminate and no further vesting shall occur.

(c)  Continuation. The Board or the Committee, in its discretion, may provide for the continuation of any Award beyond a Participant’s termination for such period and upon such terms and conditions as the Board or the Committee may determine, except to the extent that such continuation

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would cause the Award to become subject to the provisions of Section 409A of the Code or cause adverse tax consequences under Section 409A, if the Award is subject to the provisions of Section 409A. This Section 10.8(c) shall not apply to any Award intended to qualify as Performance-Based Compensation.

10.9      Change of Control.

(a) Change of Control. Unless otherwise provided in the Award, in connection with a Change of Control, the Board shall have the authority in its sole discretion to take any one or more of the following actions with respect to the Awards:

(i)  the Board may accelerate vesting and the time at which all Options and Stock Appreciation Rights then outstanding may be exercised so that those types of Awards may be exercised in full for a limited period of time on or before a specified date fixed by the Board or the Committee, after which specified date all unexercised Options and Stock Appreciation Rights and all rights of Participants thereunder shall terminate, or the Board or the Committee may accelerate vesting and the time at which Options and Stock Appreciation Rights may be exercised so that those types of Awards may be exercised in full for their then remaining term;

(ii)  the Board may waive, alter and/or amend the Performance Criteria and other restrictions and conditions of Awards then outstanding, with the result that the affected Awards may be deemed vested, and the Restricted Period or other limitations on payment in full with respect thereto shall be deemed to have expired, as of the date of the Change of Control or such other date as may be determined by the Board;

(iii)  the Board may cause the acquirer to assume the Plan and the Awards or exchange the Awards for awards for the acquiror’s stock;

(iv)  the Board may terminate the Plan; and

(v)  the Board may terminate and cancel all outstanding unvested or unexercised Awards as of the date of the Change of Control on such terms and conditions as it deems appropriate.

Notwithstanding the above provisions of this Section 10.9, the Board shall not be required to take any action described in the preceding provisions of this Section 10.9, and any decision made by the Board, in its sole discretion, not to take some or all of the actions described in the preceding provisions of this Section 10.9 shall be final, binding and conclusive with respect to the Company and all other interested persons.

(b) Right to Cash-Out. The Board shall, in connection with a Change of Control, have the right to require all, but not less than all, Participants to transfer and deliver to the Company all Awards previously granted to the Participants in exchange for an amount equal to the Cash Value of the Awards. Such right shall be exercised by written notice to all affected Participants. The amount payable to each Participant by the Company pursuant to this Section 10.9(b) shall be in cash or by certified check paid within five (5) days following the transfer and delivery of such Award (but in no event later than fifty (50) days following the date of the Change of Control) and shall be reduced by any taxes required to be withheld.

10.10    Payment or Settlement of Awards. Unless otherwise specified in an Award Agreement, any Award may be settled in cash, shares of Common Stock, or a combination of cash and Common Stock. For this purpose, the withholding of shares of Common Stock otherwise issuable upon settlement of an Award in order to satisfy withholding taxes or to make payment for the Exercise Price of an Award shall be treated as settled in cash.

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10.11    Lock-Up Agreement. In the event of any underwritten public offering of the Company’s securities made by the Company pursuant to an effective registration statement filed under the Securities Act, the Board and the Committee shall have the right to impose market stand-off restrictions on each Award recipient whereby such Participant shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act.

10.12    Stockholder Agreements/Investment Representations. As a condition to the exercise of an Option or the issuance of Common Stock hereunder, the Committee or the Board may require the Participant to enter into such agreements (including but not limited to a buy/sell or voting trust agreement) with respect to the shares as may be required of other stockholders of the Company. In addition, the Committee or the Board may require the Participant to represent and warrant at the time of any such exercise or issuance that the shares are being purchased only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such a representation is required by any relevant provisions of law.

10.13    Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16(b) of the Exchange Act pursuant to an applicable exemption (except for transactions acknowledged by the Participant in writing to be non-exempt). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 under the Exchange Act as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.

ARTICLE XI

WITHHOLDING FOR TAXES

Any issuance of Common Stock pursuant to the exercise of an Option or a Stock Appreciation Right (if applicable) or in payment of any other Award under the Plan shall not be made until appropriate arrangements satisfactory to the Company have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company with respect thereto at the minimum statutory rate. Such arrangements may, at the discretion of the Committee, include allowing the Participant to request the Company to withhold shares of Common Stock being acquired pursuant to the Award, whether through the exercise of an Option or as a distribution pursuant to the Award, which have an aggregate Fair Market Value as of the date of such withholding that is not greater than the sum of all tax amounts required to be withheld with respect thereto, together with payment of any remaining portion of such tax amounts in cash or by certified check payable and acceptable to the Company. Notwithstanding the foregoing, if on the date of an event giving rise to a tax withholding obligation on the part of the Company the person is an officer or individual subject to Rule 16b-3 under the Exchange Act, such person may direct that such tax withholding be effectuated by the Company withholding the necessary number of shares of Common Stock (at the tax rate required by applicable law) from such Award payment or exercise.

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ARTICLE XII

MISCELLANEOUS

12.1      No Rights to Awards or Uniformity Among Awards. No Participant or other person shall have any claim to be granted any Award; there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards; and the terms and conditions of Awards need not be the same with respect to each recipient.

12.2      Conflicts with Plan. In the event of any inconsistency or conflict between the terms of the Plan and an Award, the terms of the Plan shall govern.

12.3      Rights as Employee, Service Provider or Director. No person, even though eligible under this Plan, shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Service Provider or Director, or interfere with or limit in any way any right of the Company or its Affiliates to terminate the Participant’s Employment or service at any time. To the extent that an Employee of an Affiliate other than the Company receives an Award under the Plan, the Award can in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

12.4      Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal law and the laws of the State of Delaware, without regard to any principles of conflicts of law.

12.5      Gender, Tense and Headings. Whenever the context requires such, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the Plan.

12.6      Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Participant or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board or the Committee, such provision shall be construed or deemed amended as necessary to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board or the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

12.7      Other Laws. The Board or the Committee may refuse to issue or transfer any shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such shares or such other consideration might violate any applicable law.

12.8      Unfunded Obligations. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes. Except as provided under ARTICLE VI of the Plan with respect to the delivery of stock certificates, no provision of the Plan shall require or permit the Company or any Affiliates, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company nor any Affiliates maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other Employees, Service Providers or

22

Non-Employee Directors under general law. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create nor constitute a trust or fiduciary relationship between the Committee or any Affiliate and a Participant, nor otherwise create any vested or beneficial interest in any Participant nor the Participant’s creditors in any assets of the Company or any Affiliate. The Participants shall have no claim against any Affiliate for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan. The Plan shall not constitute an “employee benefit plan” for purposes of Section 3(3) of ERISA.

12.9    No Guarantee of Tax Consequences. The Participant shall be solely responsible for and liable for any tax consequences (including but not limited to any interest or penalties) as a result of participation in the Plan. Neither the Board, nor the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder and assumes no liability whatsoever for the tax consequences to the Participants.

12.10    Stockholder Agreements. The Board or the Committee may, from time to time, condition the grant, exercise or payment of any Award upon such Participant entering into a stockholders’ agreement, voting agreement, repurchase agreement or lockup or market standoff agreement in such form or forms as approved from time to time by the Board.

12.11    Specified Employee under Section 409A of the Code. Subject to any other restrictions or limitations contained herein, in the event that a “specified employee” (as defined under Section 409A of the Code) becomes entitled to a payment under the Plan that is subject to Section 409A of the Code on account of a “separation from service” (as defined under Section 409A of the Code), such payment shall not occur until the date that is six months plus one day from the date of such “separation from service.”

12.12    No Additional Deferral Features. No Award shall contain or reflect, or be amended or affected or supplemented by any other agreement (including, but not limited to, employment agreements, other plan or arrangements of deferred compensation) so as to contain, include or be subject to, a “deferral feature” or an “additional deferral feature” within the meaning and usage of those terms under Section 409A of the Code.

12.13    Compliance with Section 409A of the Code. Certain items of compensation paid pursuant to this Plan are or may be subject to Section 409A of the Code. In such instances, this Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent.

12.14    Claw-back Policy. All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of any Award or upon the receipt or resale of any Common Stock underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

23

PROXY

FLOTEK INDUSTRIES, INC.

2014 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AT THE FLOTEK CORPORATE OFFICE

10603 W. SAM HOUSTON PARKWAY N., SUITE 300, HOUSTON, TEXAS 77064

ON FRIDAY, MAY 16, 2014 AT 2:00 P.M. LOCAL TIME

THE UNDERSIGNED STOCKHOLDER OF FLOTEK INDUSTRIES, INC. (the “Company”) HEREBY APPOINTS John W. Chisholm, President and CEO of the Company, or failing this person, Casey Doherty, Corporate Secretary of the Company, or in the place of the foregoing,                 , (print the name), as proxyholder for and on his behalf, with full power of substitution, to attend, act and vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held on Friday, May 16, 2014, and at every adjournment thereof, to the same extent and with the same powers as if the undersigned were present at the Meeting, or any adjournment thereof. The stockholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the undersigned as specified herein.

(Continued and to be signed on the reverse side.)

■	14475	■

ANNUAL MEETING OF STOCKHOLDERS OF

FLOTEK INDUSTRIES, INC.

May 16, 2014

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at www.flotekind.com/proxymaterials.

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i  Please detach along perforated line and mail in the envelope provided.  i

¢ 20630300000000000000 0	051713

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

PROPOSAL 1: Election of the seven directors to serve until next annual meeting of stockholders of the Company or until their successors are duly elected and qualified, or until their earlier resignation or removal.

NOMINEES:

¬ FOR ALL NOMINEES	f John W. Chisholm f L. Melvin Cooper f Kenneth T. Hern
¬ WITHHOLD AUTHORITY FOR ALL NOMINEES	f L.V. “Bud” McGuire f John S. Reiland f Carla S. Hardy f Ted D. Brown
¬ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: —

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

¬

		FOR	AGAINST	ABSTAIN
PROPOSAL 2:	Approval of the 2014 Long-Term Incentive Plan.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
PROPOSAL 3:	Approval of Non-Binding Advisory Vote on Executive Compensation.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
PROPOSAL 4:	Ratification of the selection of the independent registered public accounting firm, HEIN & ASSOCIATES LLP, as the Company’s auditors for the year ending December 31, 2014.	☐	☐	☐

*Note* Such other business as may properly come before the meeting or any adjournment thereof.

The undersigned hereby votes shares that each of the undersigned is entitled to vote at the 2014 Annual Meeting of Stockholders of Flotek Industries, Inc. as follows. All prior proxies are hereby revoked.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

¢	¢

ANNUAL MEETING OF STOCKHOLDERS OF

FLOTEK INDUSTRIES, INC.

May 16, 2014

PROXY VOTING INSTRUCTIONS

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

COMPANY NUMBER
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.	ACCOUNT NUMBER
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.flotekind.com/proxymaterials.

i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

¢ 20630300000000000000 0	051713

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

AS SHOWN HERE ☒

PROPOSAL 1: Election of the seven directors to serve until next annual meeting of stockholders of the Company or until their successors are duly elected and qualified, or until their earlier resignation or removal.

NOMINEES:

¬ FOR ALL NOMINEES	f John W. Chisholm f L. Melvin Cooper f Kenneth T. Hern
¬ WITHHOLD AUTHORITY FOR ALL NOMINEES	f L.V. “Bud” McGuire f John S. Reiland f Carla S. Hardy f Ted D. Brown
¬ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: —

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

¬

		FOR	AGAINST	ABSTAIN
PROPOSAL 2:	Approval of the 2014 Long-Term Incentive Plan.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
PROPOSAL 3:	Approval of Non-Binding Advisory Vote on Executive Compensation.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
PROPOSAL 4:	Ratification of the selection of the independent registered public accounting firm, HEIN & ASSOCIATES LLP, as the Company’s auditors for the year ending December 31, 2014.	☐	☐	☐

*Note* Such other business as may properly come before the meeting or any adjournment thereof.

The undersigned hereby votes shares that each of the undersigned is entitled to vote at the 2013 Annual Meeting of Stockholders of Flotek Industries, Inc. as follows. All prior proxies are hereby revoked.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■	■